     As filed with the Securities and Exchange Commission on April 29, 2002


                                                      Registration No. 333-71136


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-6

     FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF SECURITIES OF UNIT
                         INVESTMENT TRUSTS REGISTERED ON
                                  FORM N-8B-2

                         POST-EFFECTIVE AMENDMENT NO. 1

                              SEPARATE ACCOUNT A OF
                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                           (Exact name of Registrant)

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                               (Name of Depositor)

                              38500 Woodward Avenue
                        Bloomfield Hills, Michigan 48304
              (Address of Depositor's Principal Executive Offices)

                               James D. Gallagher
                          Secretary and General Counsel
                The Manufacturers Life Insurance Company (U.S.A.)
                                73 Tremont Street
                                Boston, MA 02108
                     (Name and Address of Agent for Service)

                                    Copy to:
                              J. Sumner Jones, Esq.
                              Jones & Blouch L.L.P.
                        1025 Thomas Jefferson Street, NW
                              Washington, DC 20007





Title of Securities Being Registered:  Variable Life Insurance Contracts

It is proposed that this filing will become effective:

___ immediately upon filing pursuant to paragraph (b) of Rule 485
_X_ on May 1, 2002 pursuant to paragraph (b) of Rule 485
___ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
___ on May 1, 2002 pursuant to paragraph (a)(1) of Rule 485

___ 75 days after filing pursuant to paragraph (a)(2) of Rule 485

                              Separate Account A of
                The Manufacturers Life Insurance Company (U.S.A.)
                       Registration Statement on Form S-6
                              Cross-Reference Sheet

FORM

N-8B-2

ITEM
NO.      CAPTION IN PROSPECTUS

1        Cover Page; General Information About Manufacturers (Separate Account
         A)

2        Cover Page; General Information About Manufacturers (Manulife USA)

3        *

4        Other Information (Distribution of the Policy)

5        General Information About Manufacturers Life (Separate Account A)

6        General Information About Manufacturers (Separate Account A)

7        *

8        *

9        Other Information (Litigation)

10 Death Benefits; Premium Payments; Charges and Deductions; Policy Value; Policy Loans; Policy Surrender and Partial Withdrawals; Lapse and Reinstatement; Other Provisions of the Policy; Other Information

11       General Information About Manufacturers (Manufacturers Investment
         Trust)

12       General Information About Manufacturers (Manufacturers Investment
         Trust)

13       Charges and Deductions

14 Issuing A Policy; Other Information (Responsibilities Assumed By Manufacturers Life)

15       Issuing A Policy

16       General Information About Manufacturers (Manufacturers Investment
         Trust)

17       Policy Surrender and Partial Withdrawals

18       General Information About Manufacturers

19 Other Information (Reports to Policyholders; Responsibilities Assumed By Manufacturers Life)

20       *

21       Policy Loans

22       *

23       **

24       Other Provisions of the Policy

25       General Information About Manufacturers (Manulife USA)

26       *

27 General Information About Manufacturers (Manulife USA); Other Information (Distribution of the Policy)

28       Other Information (Officers and Directors)

29       General Information About Manufacturers (Manulife USA)

30       *

31       *

32       *

33       *

34       *

35       **

36       *

37       *

38 Other Information (Distribution of the Policies; Responsibilities of Manufacturers Life)

39       Other Information (Distribution of the Policies)

40       *

41       Other Information (Distribution of the Policy)

42       Other Information (Distribution of the Policy)

43       *

44       Policy Values --Determination of Policy Value; Units and Unit Values)

45       *

46 Policy Surrender and Partial Withdrawals; Other Information -- Payment of Proceeds)

47       General Information About Manufacturers (Manufacturers Investment
         Trust)

48       *

49       *

50       General Information About Manufacturers

51 Issuing a Policy; Death Benefits; Premium Payments; Charges and Deductions; Policy Value; Policy Loans; Policy Surrender and Partial Withdrawals; Lapse and Reinstatement; Other Policy Provisions

52       Other Information (Substitution of Portfolio Shares)

53 General Information About Manufacturers Life (Separate Account A); Tax Treatment of the Policy

54       *

55       *

56       *

57       *

58       *

59       Financial Statements

* Omitted since answer is negative or item is not applicable.

                                     PART I

                       INFORMATION REQUIRED IN PROSPECTUS

PROSPECTUS

                              SEPARATE ACCOUNT A OF
                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A)

                                  VENTURE SPVL

            A MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY

This prospectus describes Venture SPVL, a modified single premium variable life insurance policy (the "Policy"). The Manufacturers Life Insurance Company (U.S.A.) (the "Company," "Manulife USA," "we" or "us") offers the Policy on both a single life and a survivorship basis.


Policy Value may accumulate on a fixed basis or vary with the investment performance of the sub-accounts of Manulife USA's Separate Account A (the "Separate Account"). The assets of each sub-account will be used to purchase Series I shares (formerly "Class A shares") of a particular investment portfolio (a "Portfolio") of Manufacturers Investment Trust (the "Trust"). The accompanying prospectus for the Trust and the corresponding statement of additional information describe the investment objectives of the Portfolios in which you may invest net premiums. Other sub-accounts and Portfolios may be added in the future.


EXCEPT FOR CERTAIN POLICIES ISSUED IN EXCHANGE FOR A POLICY WHICH IS NOT A MODIFIED ENDOWMENT CONTRACT (A "MEC"), THE POLICY WILL BE TREATED AS A MEC FOR FEDERAL INCOME TAX PURPOSES. AS A RESULT, ANY LOAN, PARTIAL WITHDRAWAL, ASSIGNMENT, PLEDGE, LAPSE OR SURRENDER OF THE POLICY (OR ANY LOAN, PARTIAL WITHDRAWAL, ASSIGNMENT OR PLEDGE OF THE POLICY WITHIN TWO YEARS BEFORE THE POLICY BECOMES A MEC) MAY BE SUBJECT TO INCOME TAX AND A 10% PENALTY TAX.

BECAUSE OF THE SUBSTANTIAL NATURE OF THE SURRENDER CHARGES, THE POLICY IS NOT SUITABLE FOR SHORT-TERM INVESTMENT PURPOSES. PROSPECTIVE PURCHASERS SHOULD NOTE THAT IT MAY NOT BE ADVISABLE TO PURCHASE A POLICY AS A REPLACEMENT FOR EXISTING INSURANCE.

The Securities and Exchange Commission (the "SEC") maintains a web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the SEC.

PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT IS VALID ONLY WHEN ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE TRUST.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                The Manufacturers Life Insurance Company (U.S.A.)
                              38500 Woodward Avenue
                        Bloomfield Hills, Michigan 48304



                   The date of this Prospectus is May 1, 2002

TABLE OF CONTENTS



POLICY SUMMARY.................................................................
   General.....................................................................
   Death Benefits..............................................................
   Premiums....................................................................
   Policy Value................................................................
   Policy Loans................................................................
   Surrender and Partial Withdrawals...........................................
   Lapse and Reinstatement.....................................................
   Taxation of Policy Benefits.................................................
   Charges and Deductions......................................................
   Table of Investment Management Fees and Expenses............................
   Table of Investment Options and Investment Subadvisers.....................
GENERAL INFORMATION ABOUT MANULIFE USA,
        THE SEPARATE ACCOUNT AND THE TRUST....................................
   Manulife USA...............................................................
   The Separate Account.......................................................
   The Trust..................................................................
   Investment Objectives of the Portfolios....................................
ISSUING A POLICY..............................................................
   Requirements...............................................................
   Temporary Insurance Agreement..............................................
   Right to Examine the Policy................................................
   Life Insurance Qualification...............................................
PREMIUM PAYMENTS..............................................................
   Initial Premiums...........................................................
   Premium Allocation.........................................................
   Maximum Premium Limitation.................................................
CHARGES AND DEDUCTIONS........................................................
   Premium Load...............................................................
   Surrender Charges..........................................................
   Monthly Charges............................................................
   Mortality and Expense Risks Charge.........................................
   Charges for Transfers......................................................
   Reduction in Charges.......................................................
   Special Provisions for Exchanges...........................................
POLICY VALUE..................................................................
   Determination of the Policy Value..........................................
   Units and Unit Values......................................................
   Transfers of Policy Value..................................................
POLICY LOANS..................................................................
   Effect of Policy Loan......................................................
   Interest Charged on Policy Loans...........................................
   Loan Account...............................................................
POLICY SURRENDER AND PARTIAL WITHDRAWALS......................................
   Policy Surrender...........................................................
   Partial Withdrawals........................................................
LAPSE AND REINSTATEMENT.......................................................
   Lapse......................................................................
THE GENERAL ACCOUNT...........................................................
   Fixed Account..............................................................
OTHER PROVISIONS OF THE POLICY................................................
   Beneficiary................................................................
   Incontestability...........................................................
   Misstatement of Age or Sex.................................................
   Suicide Exclusion..........................................................
   Supplementary Benefits.....................................................
TAX TREATMENT OF THE POLICY...................................................
OTHER INFORMATION.............................................................
   Payment of Proceeds........................................................
   Reports to Policyowners....................................................
   Distribution of the Policies...............................................

   Voting Rights..............................................................
   Substitution of Portfolio Shares...........................................
   Records and Accounts.......................................................
   State Regulations..........................................................
   Litigation.................................................................
   Further Information........................................................
   Officers and Directors.....................................................
   Appendix A-Definitions......................................................A
   Appendix B-Sample Illustrations of Policy Values,
       Cash Surrender Values and Death Benefits................................B
   Appendix C-Audited Financial Statements.....................................C


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION WHERE IT WOULD NOT BE LAWFUL. YOU SHOULD RELY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS, THE PROSPECTUS OF MANUFACTURERS INVESTMENT TRUST, OR THE STATEMENT OF ADDITIONAL INFORMATION OF MANUFACTURERS INVESTMENT TRUST. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

THE PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION FOR THE BENEFICIARY NAMED THEREIN. NO CLAIM IS MADE THAT THIS VARIABLE LIFE INSURANCE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO A SYSTEMATIC INVESTMENT PLAN OF A MUTUAL FUND.

Examine this prospectus carefully. The Policy Summary will briefly describe the Policy. More detailed information will be found further in the prospectus.


SPVL.PRO5/2002

POLICY SUMMARY


GENERAL

This Policy may be issued either as a modified single premium variable life insurance policy or as a modified single premium survivorship variable life insurance policy. We have prepared the following summary as a general description of the most important features of the Policy. It is not comprehensive and you should refer to the more detailed information contained in this prospectus. Unless otherwise indicated or required by the context, the discussion throughout this prospectus assumes that the Policy has not gone into default, there is no outstanding Policy Debt, and the death benefit is not determined by the minimum death benefit percentage. The Policy's provisions may vary in some states and the terms of your Policy and any endorsement or rider, supersede the disclosure in this prospectus.

DEATH BENEFITS

The Policy provides a death benefit in the event of the death of the Life Insured. The death benefit is the FACE AMOUNT OF THE POLICY at the date of death (less any Policy Debt and outstanding Monthly Deductions due) or, if greater, the Minimum Death Benefit (less any Policy Debt and outstanding Monthly Deductions due).

PREMIUMS

The Policy permits the payment of a large initial premium. The initial premium may be 80%, 90% or 100% of the Guideline Single Premium (based on Face Amount). However, in the case of simplified underwriting, and in order to qualify for the Lapse Protection Benefit, 100% of the Guideline Single Premium is required. The minimum single premium is $25,000. Additional premiums will be accepted only under certain conditions as stated under "Premium Payments - Subsequent Premiums." Premiums will be allocated, according to your instructions and at the Company's discretion, to one or more of our general account (the "Fixed Account") and the sub-accounts of the Separate Account of the Company. You (the policyowner) may change your allocation instructions at any time. You may also transfer amounts among the accounts.

POLICY VALUE

The Policy has a Policy Value reflecting premiums paid, certain charges for expenses and cost of insurance, and the investment performance of the accounts to which you have allocated premiums.

POLICY LOANS

You may borrow an amount not to exceed 90% of your Policy's Net Cash Surrender Value. Loan interest at a rate of 6.00% is due on each Policy Anniversary. Preferred interest rates are also available in the case of loans on amounts that represent Earnings on the Policy. We will deduct all outstanding Policy Debt from proceeds payable at the insured's death, or upon surrender. Policy loans may have tax consequences. See section entitled "Tax Treatment of the Policy" for a discussion of the potential Federal income tax implications of a loan from the Policy.

SURRENDER AND PARTIAL WITHDRAWALS

You may make a partial withdrawal of your Policy Value. A partial withdrawal will result in a reduction in the Face Amount of the Policy . A partial withdrawal may result in a surrender charge if made during the Surrender Charge Period.

You may surrender your Policy for its Net Cash Surrender Value at any time while the Life Insured is living. The Net Cash Surrender Value is equal to the Policy Value less the sum of (a) Surrender Charges, (b) outstanding Monthly Deductions due, and (c) Policy Debt.

See section entitled "Tax Treatment of the Policy" for a discussion of the potential Federal income tax implications of a surrender of, or partial withdrawal from, the Policy.

LAPSE AND REINSTATEMENT

Unless the Lapse Protection Benefit is in effect, a Policy will lapse (and terminate without value) when its Net Cash Surrender Value is insufficient to pay the next monthly deduction and a grace period of 61 days expires without your having made an adequate payment. Therefore, a Policy could lapse eventually if increases in Policy Value (prior to deduction of Policy charges) are not sufficient to cover Policy charges. A Policy could also lapse if the Policy Debt is greater than the Cash Surrender Value since the Lapse Protection Benefit terminates on any date that the Policy Debt exceeds the Cash Surrender Value.

A policyowner may reinstate a lapsed Policy at any time within the five year period following lapse provided the Policy was not surrendered for its Net Cash Surrender Value. However, in the case of a Survivorship Policy, the Policy may not be reinstated if any of the Life Insured have died since the Policy lapsed. We will require evidence of insurability along with a certain amount of premium as described under "Reinstatement."

See section entitled "Tax Treatment of the Policy" for a discussion of the potential Federal income tax implications of a lapse and reinstatement of the Policy.

TAXATION OF POLICY BENEFITS

           Characterization of a Policy as a MEC.



Section 7702A of the Internal Revenue Code of 1986 (the "Code") establishes a class of life insurance contracts designated as Modified Endowment Contracts ("MECs"), which applies to Policies entered into or materially changed after June 20, 1988. In general, a Policy will be a MEC if the accumulated premiums paid at any time during the first seven Policy Years exceed the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums (the "seven-pay test"). A Policy that is not already a MEC may become one if there is a "material change" in its benefits or other provisions. A material change starts a new seven-year testing period. The determination of whether a Policy will be a MEC after a material change generally depends upon the relationship of the death benefit and the Policy Value at the time of such change and the additional premiums paid in the seven years following the material change. In general, this Policy will constitute a MEC unless:


(1) it was received in exchange for another life insurance policy which was not a MEC,

(2) no premium payments (other than the exchanged policy) are paid into the Policy during the first seven Policy years, and

(3) the death benefit on the new Policy is not less than the death benefit on the exchanged policy.

If the death benefit on the new policy is less than the death benefit on the exchanged policy, the new policy may become a MEC if (1) the exchanged policy was, at the time of the exchange, subject to the MEC rules, (2) premiums payments had been made to the old policy after it had become subject to the MEC rules, and (3) the exchanged policy was in a seven-pay test period at the time of exchange or, in the case of a Survivorship Policy, the Policy was issued (or deemed issued) after September 13, 1989.

In addition, even if the Policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a later increase in benefits, any other material change of the Policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven Policy years.

           Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the Policy is a MEC, withdrawals from the Policy will be treated first as withdrawals of income and then as a recovery of premium payments. Thus, withdrawals will be includible in income to the extent the Policy value exceeds the investment in the Policy. The amount of any loan (including unpaid interest thereon) under the Policy will be treated as a withdrawal from the Policy for tax purposes. In addition, if you assign or pledge any portion of the value of a Policy (or agree to assign or pledge any portion), such portion will be treated as a withdrawal from the Policy for tax purposes. Your investment in the Policy is increased by the amount includible in income with respect to such assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a Policy which is a MEC, you should consult a qualified tax adviser.

           MEC Penalty Tax. Generally, withdrawals (or the amount of any deemed withdrawals) from a MEC are subject to a penalty tax equal to 10% of the portion of the withdrawal that is includible in income, unless the withdrawals are made
(1) after you attain age 59-1/2, (2) because you have become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over your life (or the joint lives or life expectancies of you and your beneficiary, as defined in the tax law).

           For further information regarding the tax treatment of Policies that are MECs, see "Tax Treatment of the Policy - Tax Treatment of Policy Benefits."

CHARGES AND DEDUCTIONS

We assess certain charges and deductions in connection with the Policy. These include:

- charges assessed monthly for mortality and expense risks, cost of insurance and administration expenses,

-     charges deducted from premiums paid, and

-     charges assessed on surrender, lapse or withdrawal of Net Cash Surrender
      Value.

These charges are summarized in the Table of Charges and Deductions. Unless you otherwise specify and we allow, the monthly deduction will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each bears to the Net Policy Value immediately prior to the deduction. However, the mortality and expense risk charge will only be allocated among the Investment Accounts.

In addition, there are charges deducted from each Portfolio of the Trust. These charges are summarized in the Table of Investment Management Fees and Expenses.

INVESTMENT OPTIONS AND INVESTMENT ADVISERS

You may allocate Net Premiums to the Fixed Account or to one or more of the sub-accounts of our Separate Account Three. Each of the sub-accounts invests in the shares of one of the Portfolios of the Trust.

The Trust receives investment advisory services from Manufacturers Securities Services, LLC ("MSS"). MSS is a registered investment adviser under the Investment Advisers Act of 1940.

The Trust also employs subadvisers. The Table of Investment Options and Investment Subadvisers shows the subadvisers that provide investment subadvisory services to the indicated Portfolios.

Allocating net premiums only to one or a small number of the investment options (other than the Lifestyle Trusts) should not be considered a balanced investment strategy. In particular, allocating net premiums to a small number of investment options that concentrate their investments in a particular business or market sector will increase the risk that the value of your Policy will be more volatile since these investment options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology related businesses, including internet related businesses, (b) small cap securities and (c) foreign securities. The Company does not provide advice regarding appropriate investment allocations. Please discuss this matter with your financial adviser.

INVESTMENT MANAGEMENT FEES AND EXPENSES

The Separate Account purchases shares of the Portfolios at net asset value. The net asset value of those shares reflects investment management fees and certain expenses of the Portfolios. The fees and expenses for each Portfolio for the Trust's last fiscal year are shown in the Table of Investment Management Fees and Expenses below. These fees and expenses are described in detail in the accompanying Trust prospectus to which reference should be made.

TABLE OF CHARGES AND DEDUCTIONS

Surrender Charge

      The total amount of the surrender charge is determined by multiplying the amount withdrawn or surrendered in excess of the free withdrawal amount by the applicable surrender charge percentage shown in the following table.

             ------------------------------------------------
               POLICY YEAR                 SURRENDER CHARGE
             ------------------------------------------------
                    1                          10.00%
             ------------------------------------------------
                    2                           9.00%
             ------------------------------------------------
                    3                           8.00%
             ------------------------------------------------
                    4                           7.00%
             ------------------------------------------------
                    5                           6.00%
             ------------------------------------------------
                    6                           5.00%
             ------------------------------------------------
                    7                           4.00%
             ------------------------------------------------
                    8                           3.00%
             ------------------------------------------------
                    9                           1.50%
             ------------------------------------------------
                   10+                          0.00%
             ------------------------------------------------

      If necessary, the Company will reduce the surrender charge deducted upon a partial withdrawal or a surrender of the Policy so that the sum of all premium loads, the administration charges and surrender charge deducted (including the surrender charge to be deducted upon such partial withdrawal or surrender) does not exceed 10% of aggregate payments made during the first Policy Year.

Monthly Deductions:     -     A premium load of 0.030% of Policy Value is
                              deducted monthly (equivalent to 0.360% annually) for the first 10 Policy Years. If additional premium payments are made, the 0.030% premium load for a particular premium payment is deducted from the Policy Value corresponding to the premium payment for 10 Policy Years following the premium payment. Approximately, 13% of the premium load is expected to cover acquisition and sales expenses, 20% federal taxes and 67% state taxes.

                        - An administration charge of $7.50 plus 0.010% monthly (equivalent to 0.12% annually).

                        -     The cost of insurance charge.

                        - Any additional charges for supplementary benefits, if applicable.

                        - A mortality and expense risks charge. This charge is calculated as a percentage of the value of the Investment Accounts and is assessed against the Investment Accounts. The charge varies by Policy Year as follows:


                         Guaranteed Monthly            Guaranteed Annual
                            Mortality and                Mortality and
    Policy Years         Expense Risks Charge         Expense Risks Charge
--------------------------------------------------------------------------------
        1-10                   0.075%                       0.900%
        10+                    0.025%                        0.30%


                        All of the above charges, except the mortality and expense risks charge, are deducted from the Net Policy Value.

Loan Charges:           A fixed loan interest rate of 6.00% annually. Interest
                        credited to amounts in the Loan Account is guaranteed not to be less than 4.00% at all times. The maximum loan amount is 90% of the Net Cash Surrender Value.

Transfer Charge:        A charge of $25 per transfer for each transfer in excess
                        of 12 in a Policy Year.

TABLE OF INVESTMENT MANAGEMENT FEES AND EXPENSES




         TRUST ANNUAL EXPENSES (SERIES I SHARES (FORMERLY REFERRED TO AS "CLASS A SHARES") (AS A PERCENTAGE OF TRUST AVERAGE NET ASSETS FOR
                    THE FISCAL YEAR ENDED DECEMBER 31, 2001)(A)



                                                                                               TOTAL TRUST
                                                          SERIES I       OTHER EXPENSES      ANNUAL EXPENSES
                                       MANAGEMENT         RULE 12B-      (AFTER EXPENSE       (AFTER EXPENSE
TRUST PORTFOLIO                        FEES               1 FEES         REIMBURSEMENT)       REIMBURSEMENT)
--------------------------------------------------------------------------------------------------------------
Internet Technologies                  1.000%               0.150%           0.110%               1.26%
Pacific Rim Emerging Markets           0.700%               0.150%           0.380%               1.23%
  Telecommunications                   0.950%               0.150%           0.340%               1.44%(B)
  Science & Technology                 0.916%(E)            0.150%           0.060%               1.13%
  International Small Cap              0.950%               0.150%           0.500%               1.60%
  Health Sciences                      0.942%(E)            0.150%           0.350%               1.44%(B)
  Aggressive Growth                    0.850%               0.150%           0.070%               1.07%
  Emerging Small Company               0.900%               0.150%           0.070%               1.12%
  Small Company Blend                  0.900%               0.150%           0.120%               1.17%
  Dynamic Growth                       0.850%               0.150%           0.080%               1.08%
  Mid Cap Growth                       0.850%               0.150%           0.390%               1.39%(B)
  Mid Cap Opportunities                0.850%               0.150%           0.440%               1.44%(B)
Mid Cap Stock                          0.775%               0.150%           0.080%               1.00%
All Cap Growth                         0.785%               0.150%           0.060%               0.99%
Financial Services                     0.800%               0.150%           0.260%               1.21%(B)
Overseas                               0.800%               0.150%           0.150%               1.10%

International Stock                    0.838%(E)            0.150%           0.170%               1.16%
International Value                    0.850%               0.150%           0.150%               1.15%
Capital Appreciation                   0.750%               0.150%           0.300%               1.20%
Strategic Opportunities                0.700%               0.150%           0.060%               0.91%
Quantitative Mid Cap                   0.650%               0.150%           0.100%               0.90%(B)
Global Equity                          0.750%               0.150%           0.110%               1.01%
Strategic Growth                       0.750%               0.150%           0.200%               1.10%(B)
Growth                                 0.697%               0.150%           0.060%               0.91%
Large Cap Growth                       0.750%               0.150%           0.080%               0.98%
All Cap Value                          0.800%               0.150%           0.470%               1.42%(B)
Capital Opportunities                  0.750%               0.150%           0.500%(G)            1.40%(B)(G)
Quantitative Equity                    0.599%               0.150%           0.060%               0.81%
Blue Chip Growth                       0.702%(E)            0.150%           0.060%               0.91%
Utilities                              0.750%               0.150%           0.500%(G)            1.40%(B)(G)
Real Estate Securities                 0.645%               0.150%           0.070%               0.87%
Small Company Value                    0.891%(E)            0.150%           0.110%               1.15%
Mid Cap Value                          0.800%               0.150%           0.200%               1.15%(B)
Value                                  0.642%               0.150%           0.060%               0.85%
Tactical Allocation                    0.750%               0.150%           0.400%               1.30%
Fundamental Value                      0.798%               0.150%           0.120%               1.07%(B)
Growth & Income                        0.529%               0.150%           0.050%               0.73%
U.S. Large Cap Value                   0.725%               0.150%           0.050%               0.93%
Equity-Income                          0.711%(E)            0.150%           0.050%               0.91%
Income & Value                         0.650%               0.150%           0.070%               0.87%
Balanced                               0.563%               0.150%           0.100%               0.81%
High Yield                             0.625%               0.150%           0.060%               0.84%
Strategic Bond                         0.625%               0.150%           0.080%               0.86%
Global Bond                            0.600%               0.150%           0.220%               0.97%



                                                                                               TOTAL TRUST
                                                          SERIES I       OTHER EXPENSES      ANNUAL EXPENSES
                                       MANAGEMENT         RULE 12B-      (AFTER EXPENSE       (AFTER EXPENSE
TRUST PORTFOLIO                        FEES               1 FEES         REIMBURSEMENT)       REIMBURSEMENT)
--------------------------------------------------------------------------------------------------------------
Total Return                           0.600%                 0.150%           0.060%                0.81%
Investment Quality Bond                0.500%                 0.150%           0.090%                0.74%
Diversified Bond                       0.600%                 0.150%           0.070%                0.82%
U.S. Government Securities             0.550%                 0.150%           0.060%                0.76%
Money Market                           0.350%                 0.150%           0.050%                0.55%
Small Cap Index(F)                     0.375%                 0.150%           0.075%                0.60%
International Index(F)                 0.400%                 0.150%           0.050%                0.60%
Mid Cap Index(F)                       0.375%                 0.150%           0.075%                0.60%
Total Stock Market Index(F)            0.375%                 0.150%           0.060%                0.59%
500 Index(F)                           0.375%                 0.150%           0.050%                0.57%
Lifestyle Aggressive 1000              0.065%                 0.000%           0.010%                0.075%(C)(D)
Lifestyle Growth  820                  0.054%                 0.000%           0.021%                0.075%(C)(D)
Lifestyle Balanced  640                0.054%                 0.000%           0.021%                0.075%(C)(D)
Lifestyle Moderate  460                0.062%                 0.000%           0.013%                0.075%(C)(D)
Lifestyle Conservative  280            0.069%                 0.000%           0.006%                0.075%(C)(D)



(A) Effective January 1, 2002, the Trust implemented a Series I Rule 12b-1 plan while simultaneously reducing its advisory fees and implementing advisory fee breakpoints. The Trust Annual Expense chart reflects these changes.



(B) Annualized; For the period April 30, 2001 (commencement of operations) to December 31, 2001.


(C) The investment adviser to the Trust, Manufacturers Securities Services, LLC ("MSS" or the "Adviser") has voluntarily agreed to pay certain expenses of each Lifestyle Trust as noted below. (For purposes of the expense reimbursement, total expenses of a Lifestyle Trust includes the advisory fee but excludes (a) the expenses of the Underlying Portfolios,
      (b) taxes, (c) portfolio brokerage, (d) interest, (e) litigation and (f) indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business.)


               If total expenses of a Lifestyle Trust (absent reimbursement) exceed 0.075%, the Adviser will reduce the advisory fee or reimburse expenses of that Lifestyle Trust by an amount such that total expenses of the Lifestyle Trust equal 0.075%. If the total expenses of the Lifestyle Trust (absent reimbursement) are equal to or less than 0.075%, then no expenses will be reimbursed by the Adviser. This voluntary expense reimbursement may be terminated at any time. If such expense reimbursement was not in effect, Total Trust Annual Expenses would be higher (based on current advisory fees and the Other Expenses of the Lifestyle Trusts for the fiscal year ended December 31, 2001) as noted in the chart below:



                                                                                  TOTAL TRUST
                                   MANAGEMENT      RULE             OTHER         ANNUAL
TRUST PORTFOLIO                    FEES            12B-1 FEES       EXPENSES      EXPENSES
----------------------------------------------------------------------------------------------
Lifestyle Aggressive 1000          0.065%          0.000%           1.081%        1.146%
Lifestyle Growth 820               0.054%          0.000%           0.998%        1.052%
Lifestyle Balanced 640             0.054%          0.000%           0.914%        0.968%
Lifestyle Moderate 460             0.062%          0.000%           0.823%        0.885%
Lifestyle Conservative 280         0.069%          0.000%           0.790%        0.859%




(D) Each Lifestyle Trust will invest in shares of the Underlying Portfolios. Therefore, each Lifestyle Trust will bear its pro rata share of the fees and expenses incurred by the Underlying Portfolios in which it invests, and the investment return of each Lifestyle Trust will be net of the Underlying Portfolio expenses. Each Lifestyle Portfolio must bear its own expenses. However, the Adviser is currently paying certain of these expenses as described in footnote ( C ) above.



(E) Effective June 1, 2000, the Adviser voluntarily agreed to waive a portion of its advisory fee for the Science & Technology Trust, Health Sciences Trust, Small Company Value Trust, the Blue Chip Growth Trust, the Equity-Income Trust and the International Stock Trust. Once the combined assets exceed specified amounts, the fee reduction is increased. The percentage fee reduction for each asset level is as follows:

                                                                   FEE REDUCTION
             COMBINED ASSET LEVELS                    (AS A PERCENTAGE OF THE ADVISORY FEE)
             First $750 million                                      0.00%
             Between $750 million and $1.5 billion                   5.00%
             Between $1.5 billion and $3.0 billion                   7.50%
             Over $3.0 billion                                      10.00%




      The fee reductions are applied to the advisory fees of each of the six portfolios. (However, in the case of the Small Company Value Trust, the fee reduction will be reduced by 0.05% of the first $500 million in net assets.) This voluntary fee waiver may be terminated at any time by the adviser. As of December 31, 2001, the combined asset level for all six portfolios was approximately $4.097 billion resulting in a fee reduction of 5.00%. There is no guarantee that the combined asset level will remain at this amount. If the combined asset level were to decrease to a lower breakpoint, the fee reduction would decrease as well.



(F) MSS has voluntarily agreed to pay expenses of each Index Trust (excluding the advisory fee) that exceed the following amounts: 0.050% in the case of the International Index Trust and 500 Index Trust and 0.075% in the case of the Small Cap Index Trust, the Mid Cap Index Trust and Total Stock Market Index Trust. For Series I shares, if such expense reimbursement were not in effect, it is estimated that "Other Expenses" and "Total Trust Annual Expenses" would be 0.07% and 0.62%, respectively, for the International Index Trust, 0.075% and 0.60%, respectively, for the Small Cap Index Trust, and 0.075% and 0.60%, respectively, for the Mid Cap Index Trust and 0.060% and 0.59%, respectively, for the Total Stock Market Index Trust. It is estimated that the expense reimbursement will not be effective during the year end December 31, 2002 for the 500 Index Trust. The expense reimbursement may be terminated at any time by MSS.



(G) For all portfolios except the Lifestyle Trusts, the Adviser reduces its advisory fee or reimburses the portfolio if the total of all expenses (excluding advisory fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the portfolio's business) exceed certain annual rates. In the case of the Capital Opportunities and Utilities Trusts, the Adviser reimbursed the portfolios for certain expenses for the year ended December 31, 2001. For Series I shares, if such expense reimbursement were not in effect, it is estimated that "Other Expenses" and "Total Trust Annual Expenses" would be 0.560% and 1.46%, respectively, for the Capital Opportunities Trust and 0.610% and 1.51%, respectively for the Utilities Trust. These voluntary expense reimbursements may be terminated at any time.



TABLE OF INVESTMENT OPTIONS AND INVESTMENT SUBADVISERS



The Trust currently has the following subadvisers who manage the portfolios of the Trust which are investment options for this Policy, one of which is Manufacturers Adviser Corporation ("MAC"). Both MSS and MAC are affiliates of ours.



      SUBADVISER                                                      PORTFOLIO
      A I M Capital Management, Inc.                                  All Cap Growth Trust
                                                                      Aggressive Growth Trust



      Capital Guardian Trust Company                                  Small Company Blend Trust
                                                                      U.S. Large Cap Value Trust
                                                                      Income & Value Trust
                                                                      Diversified Bond Trust

      Subadviser                                   Portfolio

      Cohen & Steers Capital Management, Inc.      Real Estate Securities Trust

      Davis  Advisors                              Financial Services Trust
                                                   Fundamental Value Trust

      The Dreyfus Corporation                      All Cap Value Trust

      Fidelity Management & Research Company       Strategic Opportunities Trust(A)
                                                   Large Cap Growth Trust
                                                   Overseas Trust

      Founders Asset Management LLC                International Small Cap Trust

      Franklin Advisers, Inc.                      Emerging Small Company Trust

      INVESCO Funds Group, Inc.                    Telecommunications Trust
                                                   Mid Cap Growth Trust

      Janus Capital Corporation                    Dynamic Growth Trust

      Jennison Associates LLC                      Capital Appreciation Trust

      Lord, Abbett & Co.                           Mid Cap Value Trust

      Manufacturers Adviser Corporation            Pacific Rim Emerging Markets Trust
                                                   Quantitative Equity Trust
                                                   Quantitative Mid Cap Trust
                                                   Money Market Trust
                                                   Index Trusts
                                                   Lifestyle Trusts(B)
                                                   Balanced Trust

      Massachusetts Financial Services Company     Strategic Growth Trust
                                                   Capital Opportunities Trust
                                                   Utilities Trust

      Miller Anderson & Sherrerd, LLP              Value Trust
                                                   High Yield Trust

      Munder Capital Management                    Internet Technologies Trust

      Pacific Investment Management Company        Global Bond Trust
                                                   Total Return Trust

      Putnam Investment Management, L.L.C.         Mid Cap Opportunities Trust
                                                   Global Equity Trust

      Salomon Brothers Asset Management Inc        U.S. Government Securities Trust
                                                   Strategic Bond Trust

      SSgA Funds Management, Inc.                  Growth Trust
                                                   Lifestyle Trusts(B)

      T. Rowe Price Associates, Inc.               Science & Technology Trust
                                                   Small Company Value Trust
                                                   Health Sciences Trust
                                                   Blue Chip Growth Trust
                                                   Equity-Income Trust

      T. Rowe Price International, Inc.            International Stock Trust

      Templeton Investment Counsel, Inc.           International Value Trust

      SUBADVISER                                  PORTFOLIO

      UBS Global Asset Management                 Tactical Allocation Trust
      (formerly, Brinson Advisors, Inc.)

      Wellington Management Company, LLP          Growth & Income Trust
                                                  Investment Quality Bond Trust
                                                  Mid Cap Stock Trust


      -----------------
      (A)   Formerly, the Mid Cap Blend Trust.

      (B) SSgA Funds Management, Inc. provides subadvisory consulting services to Manufacturers Adviser Corporation regarding management of the Lifestyle Trusts.


GENERAL INFORMATION ABOUT MANULIFE USA, THE SEPARATE ACCOUNT AND THE TRUST

MANULIFE USA

We are a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Our ultimate parent is Manulife Financial Corporation ("MFC"), a publicly traded company, based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company ("Manufacturers Life") and its subsidiaries, collectively known as Manulife Financial. The Manufacturers Life Insurance Company is one of the largest life insurance companies in North America and ranks among the 60 largest life insurers in the world as measured by assets. However, neither Manufacturers Life nor any of its affiliated companies guarantees the investment performance of the Separate Account.

RATINGS

The Manufacturers Life Insurance Company and The Manufacturers Life Insurance Company (U.S.A.) have received the following ratings from independent ratings agencies:


            A++ A.M. Best
            Superior companies have a very strong ability to meet their obligations; 1st category of 16



            AAA Fitch
            Exceptionally strong capacity to meet policyholder and contract obligations; 1st category of 24




            AA+ Standard & Poor's
            Very strong financial security characteristics; 2nd category of 21



            Aa2 Moody's
            Excellent in financial strength; 3rd category of 21


These ratings, which are current as of the date of this prospectus and are subject to change, are assigned to the Company as a measure of the Company's ability to honor the death benefit and lapse protection benefit but not specifically to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio.

THE SEPARATE ACCOUNT

The Manufacturers Life Insurance Company of America ("ManAmerica") established its Separate Account Three on August 22, 1986 as a separate account under Pennsylvania law. Since December 9, 1992, it has been operated under Michigan law. On January 1, 2002, ManAmerica transferred substantially all of its assets and liabilities to Manulife USA. As a result of this transaction, Manulife USA became the owner of all of ManAmerica's assets, including the assets of the Separate Account Three (now referred to as Separate Account A of Manulife USA) and assumed all of ManAmerica's obligations including those under the Policies. The ultimate parent of both ManAmerica and Manulife USA is Manulife Financial Corporation ("MFC"). Separate Account A of Manulife USA (the "Separate Account") holds assets that are segregated from all of Manulife USA's other assets. The Separate Account is currently used only to support variable life insurance policies.

ASSETS OF THE SEPARATE ACCOUNT

The Company is the legal owner of the assets in the Separate Account. The income, gains, and losses of the Separate Account, whether or not realized, are, in accordance with applicable contracts, credited to or charged against the Account without regard to the other income, gains, or losses of the Company. The Company will at all times maintain assets in the Separate Account with a total market value at least equal to the reserves and other liabilities relating to variable benefits under all policies participating in the Separate Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the variable life insurance policies are general corporate obligations of the Company.

REGISTRATION

The Separate Account is registered with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act") as a unit investment trust. A unit investment trust is a type of investment company which invests its assets in specified securities, such as the shares of one or more investment companies, rather than in a portfolio of unspecified securities. Registration under the 1940 Act does not involve any supervision by the SEC. of the management or investment policies or practices of the Separate Account. For state law purposes the Separate Account is treated as a part or division of the Company.

THE TRUST


Each sub-account of the Separate Account will purchase shares only of Series I (formerly referred to as Class A) of a particular Portfolio. The Trust is registered under the 1940 Act as an open-end management investment company. Each of the Trust portfolios, except the Lifestyle Trusts and the Equity Index Trust, are subject to a Rule 12b-1 fee of .15% of a portfolio's Series I net assets. The Separate Account will purchase and redeem shares of the Portfolios at net asset value. Shares will be redeemed to the extent necessary for the Company to provide benefits under the Policies, to transfer assets from one sub-account to another or to the general account as requested by policyowners, and for other purposes not inconsistent with the Policies. Any dividend or capital gain distribution received from a Portfolio with respect to the Policies will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding sub-account.


The Trust shares are issued to fund benefits under both variable annuity policies and variable life insurance policies issued by the Company or life insurance companies affiliated with the Company. The Company may also purchase shares through its general account for certain limited purposes including initial portfolio seed money. For a description of the procedures for handling potential conflicts of interest arising from the funding of such benefits see the accompanying Trust prospectus.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS

The investment objectives and certain policies of the Portfolios currently available to policyowners through corresponding sub-accounts are set forth below. There is, of course, no assurance that these objectives will be met. A full description of the Trust, its investment objectives, policies and restrictions, the risks associated therewith, its expenses, and other aspects of its operation is contained in the accompanying Trust prospectus, which should be read together with this prospectus.

ELIGIBLE PORTFOLIOS




The Portfolios of the Trust available under the Policies are as follows:

      The INTERNET TECHNOLOGIES TRUST seeks long-term capital appreciation by investing the portfolio's assets primarily in companies engaged in Internet-related business (such businesses also include Intranet-related businesses).

      The PACIFIC RIM EMERGING MARKETS TRUST seeks long-term growth of capital by investing in a diversified portfolio that is comprised primarily of common stocks and equity-related securities of corporations domiciled in countries in the Pacific Rim region.

      The TELECOMMUNICATIONS TRUST seeks capital appreciation (with earning income as a secondary objective) by investing, under normal market conditions, primarily in equity securities of companies engaged in the telecommunications sector, that is, in the design, development, manufacture, distribution or sale of communications services and equipment and companies that are involved in supplying equipment or services to such companies.


      The SCIENCE & TECHNOLOGY TRUST seeks long-term growth of capital by investing, under normal market condition, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies expected to benefit from the development, advancement, and use of science and technology. Current income is incidental to the portfolio's objective.



      The INTERNATIONAL SMALL CAP TRUST seeks capital appreciation by investing primarily in securities issued by foreign companies which have total market capitalization or annual revenues of $1.5 billion or less. These securities may represent companies in both established and emerging economies throughout the world.



      The HEALTH SCIENCES TRUST seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively termed "health sciences").


      The AGGRESSIVE GROWTH TRUST seeks long-term capital appreciation by investing the portfolio's asset principally in common stocks, convertible bonds, convertible preferred stocks and warrants of companies which in the opinion of the subadviser are expected to achieve earnings growth over time at a rate in excess of 15% per year. Many of these companies are in the small and medium-sized category.


      The EMERGING SMALL COMPANY TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stock equity securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Growth Index* ("small cap stocks") at the time of purchase.


      The SMALL COMPANY BLEND TRUST seeks long-term growth of capital and income by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Index at the time of purchase.

      The DYNAMIC GROWTH TRUST seeks long-term growth of capital by investing the portfolio's assets primarily in equity securities selected for their growth potential. Normally at least 50% of its equity assets are invested in medium-sized companies.


      The MID CAP GROWTH TRUST seeks capital appreciation by investing primarily in common stocks of mid-sized companies - those with market capitalizations between $2.5 billion and $15 billion at the time of purchase.



      The MID CAP OPPORTUNITIES TRUST seeks capital appreciation by investing, under normal market conditions, primarily in common stocks and other equity securities of U.S. mid-size companies.



      The MID CAP STOCK TRUST seeks long-term growth of capital by investing primarily in equity securities of mid-size companies with significant capital appreciation potential.


      The ALL CAP GROWTH TRUST seeks long-term capital appreciation by investing the portfolio's assets, under normal market conditions, principally in common stocks of companies that are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above average, long-term growth in earnings and have excellent prospects for future growth.


      The FINANCIAL SERVICES TRUST seeks growth of capital by investing primarily in common stocks of financial companies. During normal market conditions, at least 65% (80% after July 31, 2002) of the portfolio's net assets (plus any borrowings for investment purposes) are invested in companies that are principally engaged in financial services. A company is "principally engaged" in financial services if it owns financial services-related assets constituting at least 50% of the value of its total assets, or if at least 50% of its revenues are derived from its provision of financial services.



      The OVERSEAS TRUST seeks growth of capital by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in foreign securities (including American Depositary Receipts (ADRs) and European Depositary Receipts (EDRs)). The portfolio expects to invest primarily in equity securities.


      The INTERNATIONAL STOCK TRUST seeks long-term growth of capital by investing primarily in common stocks of established, non-U.S. companies.

      The INTERNATIONAL VALUE TRUST seeks long-term growth of capital by investing, under normal market conditions, primarily in equity securities of companies located outside the U.S., including emerging markets.

      The CAPITAL APPRECIATION TRUST seeks long-term capital growth by investing at least 65% of its total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospectus. These companies are generally medium-to-large capitalization companies.

      The STRATEGIC OPPORTUNITIES TRUST (formerly, Mid Cap Blend Trust) seeks growth of capital by investing primarily in common stocks of U.S. issuers and securities convertible into or carrying the right to buy common stocks.


      The QUANTITATIVE MID CAP TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its total assets (plus any borrowings for investment purposes) in U.S. mid-cap stocks, convertible preferred stocks, convertible bonds and warrants.



      The GLOBAL EQUITY TRUST seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies in at least three different countries, including the U.S. The portfolio may invest in companies of any size but emphasizes mid- and large-capitalization companies that the subadviser believes are undervalued.


      The STRATEGIC GROWTH TRUST seeks capital appreciation by investing, under normal market conditions, at least 65% of the portfolio's total assets in common stocks and related securities (such as preferred stocks, bonds, warrants or rights convertible into stock and depositary receipts for these securities) of companies which the subadviser believes offer superior prospects for growth.

      The GROWTH TRUST seeks long-term growth of capital by investing primarily in large capitalization growth securities (market capitalizations of approximately $1 billion or greater).


      The LARGE CAP GROWTH TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with large market capitalizations.


      The ALL CAP VALUE TRUST seeks capital appreciation by investing, under normal market conditions, at least 65% of the portfolio's total assets in the stocks of value companies of any size.

      The CAPITAL OPPORTUNITIES TRUST seeks capital appreciation by investing, under normal market conditions, at least 65% of the portfolio's total assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. The portfolio focuses on companies which the subadviser believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow.

      The QUANTITATIVE EQUITY TRUST seeks to achieve intermediate and long-term growth through capital appreciation and current income by investing in common stocks and other equity securities of well established companies with promising prospects for providing an above average rate of return.

      The BLUE CHIP GROWTH TRUST seeks to achieve long-term growth of capital (current income is a secondary objective) by investing at least 65% of the portfolio's total assets in the common stocks of large and medium-sized blue chip companies. Many of the stocks in the portfolio are expected to pay dividends.


      The UTILITIES TRUST seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in equity and debt securities of domestic and foreign companies in the utilities industry.



      The REAL ESTATE SECURITIES TRUST seeks to achieve a combination of long-term capital appreciation and current income by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of real estate companies.



      The SMALL COMPANY VALUE TRUST seeks long-term growth of capital by investing, under normal market conditions, primarily in small companies whose common stocks are believed to be undervalued. Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) in companies with a market capitalization that do not exceed the maximum market capitalization of any security in the Russell 2000 Index at the time of purchase.



      The MID CAP VALUE TRUST seeks capital appreciation by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in mid-sized companies, with market capitalizations of roughly $500 million to $10 billion.


      The VALUE TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, ADRs and other equity securities of companies with equity capitalizations usually greater than $300 million.

      The TACTICAL ALLOCATION TRUST seeks total return, consisting of long-term capital appreciation and current income, by allocating the portfolio's assets between (i) a stock portion that is designed to track the performance of the S&P 500 Composite Stock Price Index, and (ii) a fixed income portion that consists of either five-year U.S. Treasury notes or U.S. Treasury bills with remaining maturities of 30 days.

      The FUNDAMENTAL VALUE TRUST seeks growth of capital by investing, under normal market conditions, primarily in common stocks of U.S. companies with market capitalizations of at least $5 billion that the subadviser believes are undervalued. The portfolio may also invest in U.S. companies with smaller capitalizations.

      The GROWTH & INCOME TRUST seeks long-term growth of capital and income, consistent with prudent investment risk, by investing primarily in a diversified portfolio of common stocks of U.S. issuers which the subadviser believes are of high quality.

      The U.S. LARGE CAP VALUE TRUST seeks long-term growth of capital and income by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalization greater than $500 million.

      The EQUITY-INCOME TRUST seeks to provide substantial dividend income and also long-term capital appreciation by investing primarily in dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing dividends and capital appreciation.

      The INCOME & VALUE TRUST seeks the balanced accomplishment of (a) conservation of principal and (b) long-term growth of capital and income by investing the portfolio's assets in both equity and fixed-income securities. The subadviser has full discretion to determine the allocation between equity and fixed income securities.

      The BALANCED TRUST seeks current income and capital appreciation by investing the portfolio's assets in a balanced portfolio of (i) equity securities and (ii) fixed income securities.

      The HIGH YIELD TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high yield debt securities, including corporate bonds and other fixed-income securities.

      The STRATEGIC BOND TRUST seeks a high level of total return consistent with preservation of capital by giving its subadviser broad discretion to deploy the portfolio's assets among certain segments of the fixed income market as the subadviser believes will best contribute to achievement of the portfolio's investment objective.

      The GLOBAL BOND TRUST seeks to realize maximum total return, consistent with preservation of capital and prudent investment management by investing the portfolio's asset primarily in fixed income securities denominated in major foreign currencies, baskets of foreign currencies (such as the ECU), and the U.S. dollar.

      The TOTAL RETURN TRUST seeks to realize maximum total return, consistent with preservation of capital and prudent investment management by investing, under normal market conditions, at least 65% of the portfolio's assets in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration will normally vary within a three- to six-year time frame based on the subadviser's forecast for interest rates.


      The INVESTMENT QUALITY BOND TRUST seeks a high level of current income consistent with the maintenance of principal and liquidity, by investing in a diversified portfolio of investment grade bonds and tends to focus its investment on corporate bonds and U.S. Government bonds with intermediate to longer term maturities. The portfolio may also invest up to 20% of its assets in non-investment grade fixed income securities.



      The DIVERSIFIED BOND TRUST seeks high total return consistent with the conservation of capital by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in fixed income securities.


      The U.S. GOVERNMENT SECURITIES TRUST seeks a high level of current income consistent with preservation of capital and maintenance of liquidity, by investing in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities.

      The MONEY MARKET TRUST seeks maximum current income consistent with preservation of principal and liquidity by investing in high quality money market instruments with maturities of 397 days or less issued primarily by
      U. S. entities.

      The SMALL CAP INDEX TRUST seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index by attempting to track the performance of the Russell 2000 Index.*

      The INTERNATIONAL INDEX TRUST seeks to approximate the aggregate total return of a foreign equity market index by attempting to track the performance of the Morgan Stanley European Australian Far East Free Index (the "MSCI EAFE Index").*

      The MID CAP INDEX TRUST seeks to approximate the aggregate total return of a mid cap U.S. domestic equity market index by attempting to track the performance of the S&P Mid Cap 400 Index.*

      The TOTAL STOCK MARKET INDEX seeks to approximate the aggregate total return of a broad U.S. domestic equity market index by attempting to track the performance of the Wilshire 5000 Equity Index.*

      The 500 INDEX TRUST seeks to approximate the aggregate total return of a broad U.S. domestic equity market index by attempting to track the performance of the S&P 500 Composite Stock Price Index.*

      The LIFESTYLE AGGRESSIVE 1000 TRUST seeks to provide long-term growth of capital (current income is not a consideration) by investing 100% of the Lifestyle Trust's assets in other portfolios of the Trust ("Underlying Portfolios") which invest primarily in equity securities.

      The LIFESTYLE GROWTH 820 TRUST seeks to provide long-term growth of capital with consideration also given to current income by investing approximately 20% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 80% of its assets in Underlying Portfolios which invest primarily in equity securities.

      The LIFESTYLE BALANCED 640 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to capital growth by investing approximately 40% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 60% of its assets in Underlying Portfolios which invest primarily in equity securities.

      The LIFESTYLE MODERATE 460 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to current income by investing approximately 60% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 40% of its assets in Underlying Portfolios which invest primarily in equity securities.

      The LIFESTYLE CONSERVATIVE 280 TRUST seeks to provide a high level of current income with some consideration also given to growth of capital by investing approximately 80% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 20% of its assets in Underlying Portfolios which invest primarily in equity securities.


      *"Standard & Poor's(R)," "S&P 500(R)," "Standard and Poor's 500(R)" and "Standard and Poor's 400(R)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 2000(R)" and "Russell 2000(R) Growth" is a trademark of Frank Russell Company. "Wilshire 5000(R)" is a trademark of Wilshire Associates. "Morgan Stanley European Australian Far East Free" and "EAFE(R)" are trademarks of Morgan Stanley & Co. Incorporated. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.


ISSUING A POLICY

REQUIREMENTS


To purchase a Policy, an applicant must submit a completed application. A Policy will not be issued until the underwriting process has been completed to the Company's satisfaction.


Policies may be issued on a basis which does not take into account the insured's sex, with prior approval from the Company. A Policy will generally be issued only on the lives of insureds from ages 20 through 90.


Under current underwriting rules, which are subject to change, proposed insureds are eligible for simplified underwriting without a medical examination if (a) their application responses and initial payment meet simplified underwriting standards and (b) the initial premium is 100% of the Guideline Single Premium. Customary underwriting standards will apply to all other proposed insureds. The maximum initial premium currently permitted on a simplified underwriting basis varies with the issue age of the insured according to the following table. Simplified underwriting is not available for additional premium payments.


                  Age*          Simplified Underwriting
                                Maximum Initial Payment
                  20-29               $ 30,000
                  30-39               $ 60,000
                  40-49               $100,000
                  50-74               $150,000
                  75-90               $100,000

*In the case of a Survivorship Policy, the youngest of the Life Insured.

Each Policy has a Policy Date, an Effective Date and an Issue Date (See "Definitions" in Appendix A).

The Policy Date is the date from which the first monthly deductions are calculated and from which Policy Years, Policy Months and Policy Anniversaries are determined. The Effective Date is the date the Company becomes obligated under the Policy and when the first monthly deductions are deducted from the Policy Value. The Issue Date is the date from which Suicide and Incontestability are measured.

If an application accepted by the Company is not accompanied by a check for the initial premium and no request to backdate the Policy has been made:

      (i) the Policy Date and the Effective Date will be the date the Company receives the check at its service office, and

      (ii)  the Issue Date will be the date the Company issues the Policy.

The initial premium must be received within 60 days after the Issue Date, and the policyowner must be in good health on the date the initial premium is received. If the premium is not paid or if the application is rejected, the Policy will be canceled and any partial premiums paid will be returned to the applicant.

MINIMUM INITIAL FACE AMOUNT

The Company will generally issue a Policy only if it has a Face Amount that corresponds to an initial premium of at least $25,000.

BACKDATING A POLICY

Under limited circumstances, the Company may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a Policy be backdated earlier than the earliest date allowed by state law, which is generally three months to one year prior to the date of application for the Policy. Monthly deductions will be made for the period the Policy Date is backdated.

As of the Effective Date, the premiums paid plus interest credited, net of the premium charge (if any), will be allocated among the Investment Accounts and/or Fixed Account in accordance with the policyowner's instructions unless such amount is first allocated to the Money Market portfolio for the duration of the Right to Examine period.

TEMPORARY INSURANCE AGREEMENT

In accordance with the Company's underwriting practices, temporary insurance coverage may be provided under the terms of a Temporary Insurance Agreement. Generally, temporary life insurance may not exceed $1,000,000 and may not be in effect for more than 90 days. This temporary insurance coverage will be issued on a conditional receipt basis, which means that any benefits under such temporary coverage will only be paid if the Life Insured meets the Company's usual and customary underwriting standards for the coverage applied for.

The acceptance of an application is subject to the Company's underwriting rules, and the Company reserves the right to request additional information or to reject an application for any reason.

Persons failing to meet standard underwriting classification may be eligible for a Policy with an additional risk rating assigned to it.

RIGHT TO EXAMINE THE POLICY

A Policy may be returned for a refund within 10 days after you received it. Some states provide a longer period of time to exercise this right. The Policy will indicate if a longer time period applies. The Policy can be mailed or delivered to the Company's agent who sold it or to the Service Office. Immediately on such delivery or mailing, the Policy shall be deemed void from the beginning. Within seven days after receipt of the returned Policy at its Service Office, the Company will refund to the policyholder an amount equal to either:

      (1)   the amount of all premiums paid or

      (2)

            (a) the difference between payments made and amounts allocated to the Separate Account and the Fixed Account; plus

            (b) the value of the amount allocated to the Separate Account and the Fixed Account as of the date the returned Policy is received by the Company; minus

            (c)   any partial withdrawals made and policy loans taken.

Whether the amount described in (1) or (2) is refunded depends on the requirements of the applicable state.

If a policyowner requests an increase in face amount, he or she will have the same rights as described above to cancel the increase. If canceled, the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the increase not taken place. A policyowner may request a refund of all or any portion of premiums paid during the right to examine period, and the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the premiums not been paid.

The Company reserves the right to delay the refund of any premium paid by check until the check has cleared.

LIFE INSURANCE QUALIFICATION

A Policy must qualify as a life insurance policy for purposes of Section 7702 of the Code by satisfying the Guideline Premium Test.

GUIDELINE PREMIUM TEST

The Guideline Premium Test restricts the maximum premiums that may be paid into a life insurance policy for a given death benefit. The policy's death benefit must also be at least equal to the Minimum Death Benefit (described below).

Changes to the Policy may affect the maximum amount of premiums, such as:

      -     Change in Risk Classification

      -     Partial Withdrawals

      -     Addition or deletion of supplementary benefits

Any of the above changes could cause the total premiums paid to exceed the new maximum limit. In this situation, the Company may refund any excess premiums paid. In addition, these changes could reduce the future premium limitations.

The Guideline Premium Test requires a life insurance policy to meet minimum ratios of life insurance coverage to policy value. This is achieved by ensuring that the death benefit is at all times at least equal to the Minimum Death Benefit (as described below under "Death Benefit").

DEATH BENEFITS

If the Policy is in force at the time of the death of the Life Insured, the Company will pay an insurance benefit on receiving due proof of death. For a Survivorship Policy, due proof of death must be provided for each of the Life Insured although the insurance benefit is payable on the death of the last to die of the Life Insured. If the Life Insured should die after the Company's receipt of a request for surrender, no insurance benefit will be payable, and the Company will pay only the Net Cash Surrender Value.

The amount payable will be the death benefit, plus any amounts payable under any supplementary benefits added to the Policy, less the Policy Debt and less any outstanding monthly deductions due. The insurance benefit will be paid in one lump sum unless another form of settlement option is agreed to by the beneficiary and the Company. If the insurance benefit is paid in one sum, the Company will pay interest from the date of death to the date of payment.

DEATH BENEFIT

The death benefit is the Face Amount of the Policy at the date of death (less any Policy Debt and outstanding Monthly Deductions due) or, if greater, the Minimum Death Benefit (less any Policy Debt and outstanding Monthly Deductions due). However, if the Maturity Advantage Option is elected and the policyowner elects not to transfer his Investment Account Value to the Fixed Account on the Maturity Date, then the Death Benefit will be equal to the Policy Value at the date of the Life Insured's death.

MINIMUM DEATH BENEFIT

The Minimum Death Benefit on any date is defined as the Policy Value on that date times the applicable Minimum Death Benefit Percentage for the Attained Age of the Life Insured in the case of a Single Life Policy (or the youngest of the Life Insured in the case of a Survivorship Policy). The Minimum Death Benefit Percentages are set forth in the Policy.

Therefore, the death benefit will always be at least equal to the Face Amount of the Policy. However, if there is a sufficient increase in Policy Value such that the Policy Value times the applicable Minimum Death Benefit Percentage is greater than the Face Amount, the death benefit will be greater than the Face Amount.

LAPSE PROTECTION BENEFIT

The Lapse Protection Benefit protects the Policy from going into default. As long as this benefit is in force and any outstanding Policy Debt is less than the Cash Surrender Value, the Policy will not go into default.

The Lapse Protection Benefit applies to a Policy only if the initial premium paid is 100% of the Guideline Single Premium for the Face Amount of the Policy. As a result, if you pay less than 100% of the Guideline Single Premium, then you may be required to pay additional premiums in the future in order to prevent your Policy from lapsing.

The Lapse Protection Benefit terminates on the Maturity Date of the Policy unless the Maturity Advantage Option has been elected and the policyowner's existing Investment Account Value is transferred to the Fixed Account on the Maturity Date.

A Policy will not lapse as long as the requirements of the Lapse Protection Benefit are satisfied. However, since the Lapse Protection Benefit allows a Policy to remain in effect with a zero Net Cash Surrender Value, a policyowner utilizing this benefit may forego the advantage of building up a significant Policy Value under the Policy.

MATURITY DATE

Provided that the Policy is in force and the Life Insured is alive (or the last to die of the Life Insured in the case of a Survivorship Policy), the Company will pay the policyowner the Policy Value (less any outstanding Policy Debt) calculated as of the Maturity Date.

MATURITY ADVANTAGE OPTION

If the Life Insured is alive (or in the case of a Survivorship Policy, the last to die of the Life Insured is alive) on the Maturity Date, the policyowner may elect to continue the Policy. The policyowner's written election to continue the Policy must be received at the Service Office prior to the Maturity Date. If this election is made, the Policy will continue in force subject to the following:

      (a) unless the policyowner elects otherwise, any existing Investment Account Value will be transferred to the Fixed Account (If the Policyowner elects not to transfer the Investment Account Value, the death benefit will be equal to the Policy Value at the date of the Life Insured's death);

      (b) no additional premium payments will be accepted although loan repayments will be accepted;

      (c) no additional charges or deductions (as described under "Charges and Deductions") will be assessed;

      (d)   interest on any Policy Debt will continue to accrue;

      (e) the death benefit described above will be payable to the beneficiary upon receipt of due proof of death of the Life Insured.

The death benefit payable after the Maturity Date if the Maturity Advantage Option is elected is the greater of the Face Amount or the Minimum Death Benefit (as described above) less any Policy Debt due at the date of death.

If the Policy is continued after the Maturity Date, the Policy will go into default after the Maturity Date if the Policy Debt equals or exceeds the Policy Value. The Company will notify the policyowner of the default and will allow a 61 day grace period (from the date the Policy goes into default) in which the policyowner may make a payment of the loan interest which would then bring the Policy out of default. If the required payment is not received by the end of the grace period, the Policy will terminate with no value.


PREMIUM PAYMENTS

INITIAL PREMIUMS

The Policy permits the payment of a large initial premium and, subject to the restrictions described below, additional premiums. The minimum initial premium is $25,000. The policyowner may choose an initial premium that is 80%, 90% or 100% of the Guideline Single Premium (based on Face Amount selected by the policyowner). In the case of simplified underwriting, the initial premium must be 100% of the Guideline Single Premium for the Face Amount of the Policy.

The Lapse Protection Benefit applies to a Policy only if the initial premium paid is 100% of the Guideline Single Premium for the Face Amount of the Policy. As a result, if you pay less than 100% of the Guideline Single Premium, then you may be required to pay additional premiums in the future in order to prevent your Policy from lapsing. Therefore, prospective policyowners should discuss with their financial adviser the appropriate percentage of Guideline Single Premium for a given Face Amount.

No premiums will be accepted prior to receipt of a completed application by the Company. All premiums received prior to the Effective Date of the Policy will be held in the general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market Trust.

SUBSEQUENT PREMIUMS

After payment of the initial premium, additional premiums may be made subject to the following conditions:

      (a) while there is an outstanding Policy Debt, any additional premium payment will be applied first to repay the loan;

      (b) Face Amount increases are not permitted in connection with additional premiums (Therefore, the total of all premiums paid for a Policy may not exceed 100% of the Guideline Single Premium for the Face Amount of the Policy);

      (c) the Company may refuse or refund any premium payment (or any portion of such premium payment) that would cause the Policy to fail to qualify as life insurance under Section 7702 of the Code; and

      (d) additional premiums may require evidence of insurability on the Life Insured satisfactory to the Company unless the additional premium is applied to repay a loan.

The Company will add additional premiums to Policy Value as of the Business Day it receives the additional premium at its Service Office unless evidence of insurability is required in which case the additional premium will be added to Policy Value as of the Business Day the Company's underwriters approve the additional premium.

PREMIUM ALLOCATION

On the later of the Effective Date or the Business Day a premium is received, the Net Premiums paid plus interest credited will be allocated among the Investment Accounts or the Fixed Account in accordance with the policyowner's instructions unless such amount is first allocated to the Money Market portfolio for the duration of the Right to Examine period.

Premiums may be allocated to the Fixed Account for accumulation at a rate of interest equal to at least 4% or to one or more of the Investment Accounts for investment in the Portfolio shares held by the corresponding sub-account of the Separate Account. Allocations among the Investment Accounts and the Fixed Account are made as a percentage of the premium. The percentage allocation to any account may be any number between zero and 100, provided the total allocation equals 100. A policyowner may change the way in which premiums are allocated at any time without charge. The change will take effect on the date a written request for change satisfactory to the Company is received at the Service Office. A policyowner may also change premium allocation by telephone if he or she has a currently valid authorization form on file with the Company.

MAXIMUM PREMIUM LIMITATION

The Policy is issued under the Guideline Premium Test which requires that in no event may the total of all premiums paid exceed the then current maximum premium limitations established by federal income tax law for a Policy to qualify as life insurance.

If, at any time, a premium is paid which would result in total premiums exceeding the above maximum premium limitation, the Company will only accept that portion of the premium which will make the total premiums equal to the maximum. Any part of the premium in excess of that amount will be returned and no further premiums will be accepted until allowed by the then current maximum premium limitation.

CHARGES AND DEDUCTIONS

PREMIUM LOAD

A Premium Load of 0.030% of Policy Value is deducted monthly (equivalent to 0.360% annually) for the first 10 Policy Years. If additional premium payments are made, the 0.030% premium load for a particular premium payment is deducted from the amount of Policy Value corresponding to the premium payment for 10 Policy Years following the premium payment. For example, if:

      -     the initial premium payment is $100,000,

      - an additional premium payment of $50,000 is made in Policy Year 7, and

      - the Policy Value at the time the additional premium payment is made is $200,000 (including the additional premium payment),

then, 0.030% will be deducted from 75% of Net Policy Value in Policy Years 7 through 10 and an additional 0.030% will be deducted from 25% of Net Policy Value in Policy Years 7 through 16.

Unless otherwise allowed by the Company and specified by the policyowner, the premium load will be allocated among the Investment Accounts and the Fixed Account in the Policy in the same proportion as the Policy Value in each bears to the Net Policy Value. The premium load is designed to cover a portion of the Company's acquisition and sales expenses and federal and premium taxes.

SURRENDER CHARGES

During the Surrender Charge Period, the Company will deduct a Surrender Charge if:

      -     the Policy is surrendered for its Net Cash Surrender Value,

      -     a partial withdrawal is made (above the Free Withdrawal Amount), or

      -     the Policy terminates due to default.

The surrender charge, together with a portion of the premium load, is designed to compensate the Company for some of the expenses it incurs in selling and distributing the Policies, including agents' commissions, advertising, agent training and the printing of prospectuses and sales literature.

SURRENDER CHARGE CALCULATION

The Surrender Charge is determined by multiplying the amount withdrawn or surrendered in excess of the Free Withdrawal Amount by the applicable total Surrender Charge percentage shown in the table below.

                  POLICY YEAR         SURRENDER CHARGE
               -----------------------------------------
                       1                   10.00%
               -----------------------------------------
                       2                   9.00%
               -----------------------------------------
                       3                   8.00%
               -----------------------------------------
                       4                   7.00%
               -----------------------------------------
                       5                   6.00%
               -----------------------------------------
                       6                   5.00%
               -----------------------------------------
                       7                   4.00%
               -----------------------------------------
                       8                   3.00%
               -----------------------------------------
                       9                   1.50%
               -----------------------------------------
                      10+                  0.00%
               -----------------------------------------

If necessary, we will reduce the surrender charge deducted upon a partial withdrawal or a surrender of the Policy so that the sum of all premium loads, the administration charges and surrender charge deducted (including the surrender charge to be deducted upon such partial withdrawal or surrender) does not exceed 10% of aggregate payments made during the first Policy Year.

We will allocate the deduction of the Surrender Charge for a withdrawal to the Fixed Account and the Investment Accounts in the same proportion that the withdrawal from each account bears to the total withdrawal. If the withdrawal plus the Surrender Charge allocated to a particular account are greater than the value of that account, we will reduce the portion of the withdrawal allocated to that account. We will reduce the allocated portion so that the withdrawal plus the charge allocated to the account equals the value of the account. If the amount in all accounts is not sufficient to pay the Surrender Charge, we will reduce the amount of the withdrawal.

SURRENDER CHARGES ON A PARTIAL WITHDRAWAL

FREE WITHDRAWAL AMOUNT

A portion of the Net Cash Surrender Value may be withdrawn without being subject to a Surrender Charge (the "Free Withdrawal Amount"). The Free Withdrawal Amount is the greater of 10% of the total premiums or 100% of Earnings. In determining what, if any, portion of a partial withdrawal is in excess of the Free Withdrawal Amount, all previous partial withdrawals that have occurred in the current Policy Year are included.

MONTHLY CHARGES

On the Policy Date and at the beginning of each Policy Month, a deduction is due from the Net Policy Value to cover certain charges in connection with the Policy until the Maturity Date. On and after the Maturity Date, if there is a Policy Debt under the Policy, loan interest and principal will continue to be payable at the beginning of each Policy Month. Monthly deductions due prior to the Effective Date will be taken on the Effective Date instead of the dates they were due. These charges consist of:

      -     a Premium Load, if applicable;

      -     an administration charge;

      -     a charge for the cost of insurance;

      -     a mortality and expense risks charge;

      - if applicable, a charge for any supplementary benefits added to the Policy.

Unless otherwise allowed by the Company and specified by the policyowner, the Monthly Deduction will be allocated among the Investment Accounts and the Fixed Account in the Policy in the same proportion as the Policy Value in each bears to the Net Policy Value immediately prior to the deduction. However, the mortality and expense risk charge will only be allocated among the Investment Accounts.

ADMINISTRATION CHARGE

This charge will be equal to $7.50 per Policy Month plus 0.010% of Net Policy Value deducted monthly (equivalent to .12% annually). The charge is designed to cover certain administrative expenses associated with the Policy, including maintaining policy records, collecting premiums and processing death claims, surrender and withdrawal requests and various changes permitted under the Policy.

COST OF INSURANCE CHARGE

The monthly charge for the cost of insurance is determined by multiplying the applicable cost of insurance rate times the net amount at risk at the beginning of each Policy Month.

The net amount at risk is equal to (a) minus (b) where:

      (a) is the death benefit as of the first day of the Policy Month, divided by 1.0032737; and

      (b)   is the Policy Value as of the first day of the Policy Month.

The rates for the cost of insurance are based upon the issue age, duration of coverage, sex, and Risk Classification of the Life Insured. For a Survivorship Policy, the rates are determined for each of the Life Insured on the basis described above and then are blended to produce a single cost of insurance rate.

Cost of insurance rates will generally increase with the age of the Life Insured. The first year cost of insurance rate is guaranteed.

The cost of insurance rates reflect the Company's expectations as to future mortality experience. The rates may be re-determined from time to time on a basis which does not unfairly discriminate within the class of life insured. In no event will the cost of insurance rates exceed the guaranteed rates set forth in the Policy except to the extent that an extra charge is imposed because of an additional rating applicable to the Life Insured. After the first Policy Year, the cost of insurance will generally increase on each Policy Anniversary. The guaranteed rates are based on the 1980 Commissioners Smoker Distinct Mortality tables.

MORTALITY AND EXPENSE RISKS CHARGE

A monthly charge equal to a percentage of the value of the Investment Accounts is assessed against the Investment Accounts. This charge is to compensate the Company for the mortality and expense risks it assumes under the Policy. The mortality risks assumed are that the Life Insured may live for a shorter period of time than the Company estimated. The expense risks assumed are that expenses incurred in issuing and administering the Policy will be greater than the Company estimated. The Company will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policy.

The charge varies by Policy Year as follows:

                             Guaranteed Monthly Mortality          Equivalent Annual
                                         and                     Mortality and Expense
           Policy Year           Expense Risks Charge                 Risks Charge
--------------------------------------------------------------------------------------
             1-10                      0.075%                           0.900%
             11+                       0.025%                           0.300%

CHARGES FOR SUPPLEMENTARY BENEFITS

If the Policy includes Supplementary Benefits, a charge may apply to such Supplementary Benefit.

CHARGES FOR TRANSFERS

A charge of $25 will be imposed on each transfer in excess of twelve in a Policy Year. The charge will be deducted from the Investment Account or the Fixed Account to which the transfer is being made. All transfer requests received by the Company on the same Business Day are treated as a single transfer request.

REDUCTION IN CHARGES

The Policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. The Company reserves the right to reduce any of the Policy's charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which the Company believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. The Company may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

SPECIAL PROVISIONS FOR EXCHANGES

The Company will permit owners of certain fixed life insurance contracts issued by the Company to exchange their contracts for the Policies described in this prospectus (and likewise, owners of Policies described in this prospectus may also exchange their Policies for certain fixed life insurance contracts issued by the Company). Policyowners considering an exchange should consult their tax advisor as to the tax consequences of an exchange.

COMPANY TAX CONSIDERATIONS

At the present time, the Company makes no specific charge to the Separate Account for any federal, state, or local taxes that the Company incurs that may be attributable to such Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.

POLICY VALUE

DETERMINATION OF THE POLICY VALUE

A Policy has a Policy Value, a portion of which is available to the policyowner by making a policy loan or partial withdrawal, or upon surrender of the Policy. The Policy Value may also affect the amount of the death benefit. The Policy Value at any time is equal to the sum of the values in the Investment Accounts, the Fixed Account, and the Loan Account.

INVESTMENT ACCOUNTS

An Investment Account is established under each Policy for each sub-account of the Separate Account to which net premiums or transfer amounts have been allocated. Each Investment Account under a Policy measures the interest of the Policy in the corresponding sub-account. The value of the Investment Account established for a particular sub-account is equal to the number of units of that sub-account credited to the Policy times the value of such units.

FIXED ACCOUNT

Amounts in the Fixed Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by the Company. For a detailed description of the Fixed Account, see "The General Account - Fixed Account".

LOAN ACCOUNT

Amounts borrowed from the Policy are transferred to the Loan Account. Amounts in the Loan Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate which is equal to 4%. For a detailed description of the Loan Account, see "Policy Loans - Loan Account".

UNITS AND UNIT VALUES

CREDITING AND CANCELING UNITS

Units of a particular sub-account are credited to a Policy when net premiums are allocated to that sub-account or amounts are transferred to that sub-account. Units of a sub-account are canceled whenever amounts are deducted, transferred or withdrawn from the sub-account. The number of units credited or canceled for a specific transaction is based on the dollar amount of the transaction divided by the value of the unit on the Business Day on which the transaction occurs. The number of units credited with respect to a premium payment will be based on the applicable unit values for the Business Day on which the premium is received at the Service Office, except for any premiums received before the Effective Date. For premiums received before the Effective Date, the values will be determined on the Effective Date.

A Business Day is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled day-time trading of the New York Stock Exchange on that day.

Units are valued at the end of each Business Day. When an order involving the crediting or canceling of units is received after the end of a Business Day, or on a day which is not a Business Day, the order will be processed on the basis of unit values determined on the next Business Day. Similarly, any determination of Policy Value, Investment Account value or death benefit to be made on a day which is not a Business Day will be made on the next Business Day.

UNIT VALUES

The value of a unit of each sub-account was initially fixed at $10.00. For each subsequent Business Day the unit value for that sub-account is determined by multiplying the unit value for the immediately preceding Business Day by the net investment factor for the sub-account on such subsequent Business Day.

The net investment factor for a sub-account on any Business Day is equal to (a) divided by (b) where:

      (a) is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of such Business Day before any policy transactions are made on that day; and

      (b) is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of the immediately preceding Business Day after all policy transactions were made for that day;

The value of a unit may increase, decrease, or remain the same, depending on the investment performance of a sub-account from one Business Day to the next.

TRANSFERS OF POLICY VALUE

At any time, a policyowner may transfer Policy Value from one sub-account to another or to the Fixed Account. (Transfers involving the Fixed Account are subject to certain limitations as noted below under "Transfers Involving Fixed Account.") Transfer requests must be in writing in a format satisfactory to the Company, or by telephone if a currently valid telephone transfer authorization form is on file.

The Company reserves the right to impose limitations on transfers, including the maximum amount that may be transferred. The Company also reserves the right to modify or terminate the transfer privilege at any time in accordance with applicable law. Transfers may also be delayed when any of the events described under items (i) through (iv) in "Payment of Proceeds" occurs. Transfer privileges are also subject to any restrictions that may be imposed by the Trust. In addition, the Company reserves the right to defer the transfer privilege at any time that the Company is unable to purchase or redeem shares of the Trust.

While the Policy is in force, the policyowner may transfer the Policy Value from any of the Investment Accounts to the Fixed Account without incurring transfer charges:

      (a)   within eighteen months after the Issue Date; or

      (b) within 60 days of the effective date of a material change in the investment objectives of any of the sub-accounts or within 60 days of the date of notification of such change, whichever is later.

Such transfers will not count against the twelve transfers that may be made free of charge in any Policy Year.

Transfer Charges

A policyowner may make up to twelve transfers each Policy Year free of charge. Additional transfers in each Policy Year may be made at a cost of $25 per transfer. This charge will be deducted from the Investment Account or the Fixed Account to which the transfer is being made. All transfer requests received by the Company on the same Business Day are treated as a single transfer request.

Transfers under the Dollar Cost Averaging and Asset Allocation Balancer programs do not count against the number of free transfers permitted per Policy Year.

TRANSFERS INVOLVING FIXED ACCOUNT

The maximum amount that may be transferred from the Fixed Account in any one Policy Year is the greater of $500 or 15% of the Fixed Account Value at the previous Policy Anniversary. Any transfer which involves a transfer out of the Fixed Account may not involve a transfer to the Investment Account for the Money Market Trust.

TELEPHONE TRANSFERS

Although failure to follow reasonable procedures may result in the Company being liable for any losses resulting from unauthorized or fraudulent telephone transfers, the Company will not be liable for following instructions communicated by telephone that the Company reasonably believes to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures shall consist of confirming that a valid telephone authorization form is on file, tape recording of all telephone transactions and providing written confirmation thereof.

DOLLAR COST AVERAGING

The Company will offer policyowners a Dollar Cost Averaging ("DCA") program. Under the DCA program, the policyowner will designate an amount which will be transferred monthly from one Investment Account into any other Investment Account(s) or the Fixed Account. Currently, no charge will be made for this program, although the Company reserves the right to institute a charge on 90 days' written notice to the policyholder. If insufficient funds exist to effect a DCA transfer, the transfer will not be effected and the policyowner will be so notified.

The Company reserves the right to cease to offer this program as of 90 days after written notice is sent to the policyowner.

ASSET ALLOCATION BALANCER TRANSFERS

Under the Asset Allocation Balancer program the policyowner will designate an allocation of Policy Value among Investment Accounts. At six-month intervals beginning six months after the Policy Date (or the last Policy Anniversary), the Company will move amounts among the Investment Accounts as necessary to maintain the policyowner's chosen allocation. A change to the policyowner premium allocation instructions will automatically result in a change in Asset Allocation Balancer instructions so that the two are identical unless the policyowner either instructs the Company otherwise or has elected the Dollar Cost Averaging program. Currently, there is no charge for this program; however, the Company reserves the right to institute a charge on 90 days' written notice to the policyowner.

The Company reserves the right to cease to offer this program as of 90 days after written notice is sent to the policyowner.

POLICY LOANS

While this Policy is in force and has an available loan value, a policyowner may borrow against the Policy Value of the Policy. The Policy serves as the only security for the loan. Policy loans may have tax consequences.

MAXIMUM LOANABLE AMOUNT

The Maximum Loanable Amount is 90% of the Policy's Net Cash Surrender Value.

EFFECT OF POLICY LOAN

A policy loan will have an effect on future Policy Values, since that portion of the Policy Value in the Loan Account will increase in value at the crediting interest rate rather than varying with the performance of the underlying Portfolios or increasing in value at the rate of interest credited for amounts allocated to the Fixed Account. A policy loan may cause a Policy to be more susceptible to going into default since a policy loan will be reflected in the Net Cash Surrender Value. See "Lapse and Reinstatement." In addition, a policy loan may result in a termination of the Lapse Protection Benefit since this benefit terminates if Policy Debt exceeds the Cash Surrender Value. Finally, a policy loan will affect the amount payable on the death of the Life Insured, since the death benefit is reduced by the Policy Debt at the date of death in arriving at the insurance benefit.

If the Policy is a MEC, then a loan will be treated as a withdrawal for tax purposes and may be taxable. See sections entitled "Tax Treatment of the Policy
- Policies Which Are MECs," and "Tax Treatment of the Policy - Policies Which Are Not MECs."

INTEREST CHARGED ON POLICY LOANS

Interest on the Policy Debt will accrue daily and be payable annually on the Policy Anniversary. The rate of interest charged will be an effective annual rate of 6.00%. If the interest due on a Policy Anniversary is not paid by the policyowner, the interest will be borrowed against the Policy.

Interest on the Policy Debt will continue to accrue daily if there is an outstanding loan when monthly deductions and premium payments cease when the Life Insured (youngest of the Life Insured in the case of a Survivorship Policy) reaches age 100. The Policy will go into default at any time the Policy Debt exceeds the Cash Surrender Value. At least 61 days prior to termination, the Company will send the policyowner a notice of the pending termination. Payment of interest on the Policy Debt during the 61 day grace period will bring the policy out of default.

LOAN ACCOUNT

When a loan is made, an amount equal to the loan principal, plus interest to the next Policy Anniversary, will be deducted from the Investment Accounts or the Fixed Account and transferred to the Loan Account. Amounts transferred into the Loan Account cover the loan principal plus loan interest due to the next Policy Anniversary. The policyowner may designate how the amount to be transferred to the Loan Account is allocated among the accounts from which the transfer is to be made. In the absence of instructions, the amount to be transferred will be allocated to each account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value. A transfer from an Investment Account will result in the cancellation of units of the underlying sub-account equal in value to the amount transferred from the Investment Account. However, since the Loan Account is part of the Policy Value, transfers made in connection with a loan will not change the Policy Value.

INTEREST CREDITED TO THE LOAN ACCOUNT

           Nonpreferred Loans

Interest will be credited to amounts in the Loan Account at an effective annual rate of 4.00%. The actual rate credited is equal to the rate of interest charged on the policy loan less the Loan Interest Credited Differential, which is currently 2.00%. (The Loan Interest Credited Differential is the difference between the rate of interest charged on a policy loan and the rate of interest credited to amounts in the Loan Account.)

           Preferred Loans:

Preferred interest rates are available in the case of loans of amounts that represent Earnings on the Policy ("Preferred Loans").

Interest will be credited to amounts in the Loan Account at an effective annual rate of 6.00%. The actual rate credited is equal to the rate of interest charged on the policy loan less the Loan Interest Credited Differential, which is currently 0.00%.

The Company may change the Current Loan Interest Credited Differential as of 90 days after sending you written notice of such change.

For a Policy that is not a MEC, the tax consequences associated with a loan interest credited differential of 0% are unclear. A tax adviser should be consulted before effecting a loan to evaluate the tax consequences that may arise in such a situation. If we determine, in our sole discretion, that there is a substantial risk that a loan will be treated as a taxable distribution under Federal tax law as a result of the differential between the credited interest rate and the loan interest rate, the Company retains the right to increase the loan interest rate to an amount that would result in the transaction being treated as a loan under Federal tax law. If this amount is not prescribed by any IRS ruling or regulation or any court decision, the amount of increase will be that which the Company considers to be most likely to result in the transaction being treated as a loan under Federal tax law. In no event will the loan interest rate exceed the rate charged in the first ten Policy Years.

If the Policy is a MEC then, regardless of the loan interest credited differential, a loan will be treated as a withdrawal for tax purposes and may be taxable. See sections entitled "Tax Treatment of the Policy - Policies Which Are MECs," and "Tax Treatment of the Policy - Policies Which Are Not MECs."

LOAN ACCOUNT ADJUSTMENTS

On the first day of each Policy Anniversary the difference between the Loan Account and the Policy Debt is transferred to the Loan Account from the Investment Accounts or the Fixed Account. Amounts transferred to the Loan Account will be taken from the Investment Accounts and the Fixed Account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value.

LOAN REPAYMENTS

Policy Debt may be repaid in whole or in part at any time prior to the death of the Life Insured, provided that the Policy is in force. When a repayment is made, the amount is credited to the Loan Account and transferred to the Fixed Account or the Investment Accounts. Loan repayments will be allocated first to the Fixed Account until the associated Loan Sub-Account is reduced to zero and then to each Investment Account in the same proportion as the value in the corresponding Loan Sub-Account bears to the value of the Loan Account.

Where permitted by applicable state law, any additional premium payment will be applied to outstanding loan balances.

POLICY SURRENDER AND PARTIAL WITHDRAWALS

POLICY SURRENDER

A Policy may be surrendered for its Net Cash Surrender Value at any time while the Life Insured is living. The Net Cash Surrender Value is equal to the Policy Value less any surrender charges and outstanding monthly deductions due (the "Cash Surrender Value") minus the Policy Debt. The Net Cash Surrender Value will be determined as of the end of the Business Day on which the Company receives the Policy and a written request for surrender at its Service Office. After a Policy is surrendered, the insurance coverage and all other benefits under the Policy will terminate. See section entitled "Tax Treatment of the Policy" for a discussion of the potential Federal income tax implications of a surrender of the Policy.

PARTIAL WITHDRAWALS

A policyowner may make a partial withdrawal of the Net Cash Surrender Value after the first Policy Anniversary. The minimum partial withdrawal amount is $500. The policyowner may specify the portion of the withdrawal to be taken from each Investment Account and the Fixed Account. In the absence of instructions, the withdrawal will be allocated among such accounts in the same proportion as the Policy Value in each account bears to the Net Policy Value. For information on Surrender Charges on a Partial

Withdrawal see "Charges and Deductions - Surrender Charges." See section entitled "Tax Treatment of the Policy" for a discussion of the potential Federal income tax implications of a partial withdrawal from the Policy.

If the withdrawal would cause the Policy Value to fall below $25,000, we will treat the withdrawal request as a full surrender of the Policy.

REDUCTION IN FACE AMOUNT DUE TO A PARTIAL WITHDRAWAL

A partial withdrawal will cause a reduction in Face Amount. The Face Amount will be reduced to an amount equal to (a) multiplied by (b) where:

      (a)   is the Face Amount prior to the withdrawal; and

      (b) is the Policy Value after the withdrawal, divided by the Policy Value prior to the withdrawal.

If the reduction in the Face Amount would require the return of premiums in order for the policy to qualify as life insurance under Section 7702 of the Code, or any other equivalent section of the Code, then we will return premiums, with interest, in the year of reduction, or in any subsequent year that the return of premiums is required. If necessary, we will also limit the amount of the withdrawal so that the Face Amount does not fall below the Face Amount associated with the minimum initial premium of $25,000 and the percent of Guideline Single Premium selected. The decrease in Face Amount will be effective as of the date of the withdrawal.

LAPSE AND REINSTATEMENT

LAPSE

Unless the Lapse Protection Benefit is in effect, a Policy will go into default if at the beginning of any Policy Month the Policy's Net Cash Surrender Value would be zero or below after deducting the monthly deduction then due. Therefore, a Policy could lapse eventually if increases in Policy Value (prior to deduction of Policy charges) are not sufficient to cover Policy charges. A Policy could also lapse if the Policy Debt is greater than the Cash Surrender Value since the Lapse Protection Benefit terminates on any date that the Policy Debt exceeds the Cash Surrender Value. The Company will notify the policyowner of the default and will allow a 61 day grace period (from the date the Policy goes into default) in which the policyowner may make a premium payment sufficient to bring the Policy out of default. The required payment will be equal to the amount necessary to bring the Net Cash Surrender Value to zero, if it was less than zero on the date of default, plus the sum of (a) the monthly deductions due at the date of default and (b) the amount equal to the monthly deductions due to the later of the next Policy Anniversary or for at least three Policy Months. If the required payment is not received by the end of the grace period, the Policy will terminate with no value. See section entitled "Tax Treatment of the Policy - Lapse or Surrender" for a discussion of the potential Federal income tax implications of a lapse of the Policy.

Death During Grace Period

If the Life Insured should die during the grace period, the Policy Value used in the calculation of the death benefit will be the Policy Value as of the date of default and the insurance benefit will be reduced by any outstanding Monthly Deductions due at the time of death.

MATURITY ADVANTAGE OPTION

If the Policy is extended after the Maturity Date by electing the Maturity Advantage Option, the Policy will go into default after the Maturity Date if the Policy Debt equals or exceeds the Policy Value.

The Company will notify the policyowner of the default and will allow a 61 day grace period (from the date the Policy goes into default) in which the policyowner may make a payment of the loan interest which would then bring the Policy out of default. If the required payment is not received by the end of the grace period, the Policy will terminate with no value.

REINSTATEMENT

A policyowner can, by making a written request, reinstate a Policy which has terminated after going into default at any time within the five-year period following the date of termination subject to the following conditions:

      (a) In the case of a Survivorship Policy, the Policy may not be reinstated if any of the Life Insured have died since the Policy lapsed;

      (b) Evidence of the Life Insured's insurability, satisfactory to the Company is provided to the Company; and

      (c) A premium equal to the amount that was required to bring the Policy out of default immediately prior to termination, plus an amount equal to the Monthly Deductions due until the next Policy Anniversary or for at least three Policy Months is paid.

If the reinstatement is approved, the date of reinstatement will be the later of the date the Company approves the policyowner's request or the date the required payment is received at the Company's Service Office. In addition, any surrender charges will be reinstated to the amount they were at the date of default. The Policy Value on the date of reinstatement, prior to the crediting of any Net Premium paid on the reinstatement, will be equal to the Policy Value on the date the Policy terminated. See section entitled "Tax Treatment of the Policy - Lapse or Surrender" for a discussion of the potential Federal income tax implications of a lapse and subsequent reinstatement of the Policy.

TERMINATION

The Policy will terminate on the earliest to occur of the following events:

      (a) the end of the grace period for which the policyowner has not paid the amount necessary to bring the Policy out of default,

      (b)   surrender of the Policy for its Net Cash Surrender Value;

      (c) the Maturity Date unless the policyowner has elected the Maturity Advantage option;

      (d)   the death of the Life Insured.


THE GENERAL ACCOUNT

The general account of the Company consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over the investment of the assets of the general account.

By virtue of exclusionary provisions, interests in the general account of the Company have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and as a result the staff of the SEC. has not reviewed the disclosures in this prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

FIXED ACCOUNT

A policyowner may elect to allocate net premiums to the Fixed Account or to transfer all or a portion of the Policy Value to the Fixed Account from the Investment Accounts. The Company will hold the reserves required for any portion of the Policy Value allocated to the Fixed Account in its general account. Transfers from the Fixed Account to the Investment Accounts are subject to restrictions.

Policy Value in the Fixed Account The Policy Value in the Fixed Account is equal to:

      (a)   the portion of the net premiums allocated to it; plus

      (b)   any amounts transferred to it; plus

      (c)   interest credited to it; less

      (d)   any charges deducted from it; less

      (e)   any partial withdrawals from it; less

      (f)   any amounts transferred from it.

INTEREST ON THE FIXED ACCOUNT

An allocation of Policy Value to the Fixed Account does not entitle the policyowner to share in the investment experience of the general account. Instead, the Company guarantees that the Policy Value in the Fixed Account will accrue interest daily at an effective annual rate of at least 4%, without regard to the actual investment experience of the general account. Consequently, if a policyowner pays the planned premiums, allocates all net premiums only to the general account and makes no transfers, partial withdrawals, or policy loans, the minimum amount and duration of the death benefit of the Policy will be determinable and guaranteed.

OTHER PROVISIONS OF THE POLICY

ASSIGNMENT OF RIGHTS

The Company will not be bound by an assignment until it receives a copy of the assignment at its Service Office. The Company assumes no responsibility for the validity or effects of any assignment.

BENEFICIARY

One or more beneficiaries of the Policy may be appointed by the policyowner by naming them in the application. Beneficiaries may be appointed in three classes
- primary, secondary, and final. Beneficiaries may also be revocable or irrevocable. Unless an irrevocable designation has been elected, the beneficiary may be changed by the policyowner during the Life Insured's lifetime by giving written notice to the Company in a form satisfactory to us. The change will take effect as of the date such notice is signed but will not apply to any payments made or actions taken by the Company prior to receiving such written notice. If the Life Insured dies and there is no surviving beneficiary, the policyowner, or the policyowner's estate if the policyowner is the Life Insured, will be the beneficiary. If a beneficiary dies before the seventh day after the death of the Life Insured, the Company will pay the insurance benefit as if the beneficiary had died before the Life Insured.

INCONTESTABILITY

The Company will not contest the validity of a Policy after it has been in force during the Life Insured's lifetime for two years from the Issue Date. It will not contest the validity of an increase in Face Amount, after such increase or addition has been in force during the lifetime of the Life Insured for two years from the date of such increase. If a Policy has been reinstated and been in force during the lifetime of the Life Insured for less than two years from the reinstatement date, the Company can contest any misrepresentation of a fact material to the reinstatement.

MISSTATEMENT OF AGE OR SEX

If the stated age or sex, or both, of the Life Insured in the Policy are incorrect, the Company will change the Face Amount so that the death benefit will be that which the most recent monthly charge for the cost of insurance would have purchased for the correct age and sex.

SUICIDE EXCLUSION

If the Life Insured dies by suicide within two years after the Issue Date (or within the maximum period permitted by the state in which the Policy was delivered, if less than two years), the Policy will terminate and the Company will pay only the premiums paid less any partial Net Cash Surrender Value withdrawal and less any Policy Debt.

The Company reserves the right to obtain evidence of the manner and cause of death of the Life Insured.

SUPPLEMENTARY BENEFITS

Subject to certain requirements, one or more supplementary benefits may be added to a Policy, including those providing a lapse protection benefit and an acceleration of benefits in the event of a terminal illness. More detailed information concerning these supplementary benefits may be obtained from an authorized agent of the Company. The cost, if any, for supplementary benefits will be deducted as part of the monthly deduction.

TAX TREATMENT OF THE POLICY

INTRODUCTION

The following discussion of the federal income tax treatment of the Policy is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Policy is unclear in certain circumstances, and a qualified tax adviser should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Code, Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences associated with the purchase of the Policy. IN ADDITION, THE COMPANY MAKES NO GUARANTEE REGARDING ANY TAX TREATMENT -- FEDERAL, STATE OR LOCAL -- OF ANY POLICY OR OF ANY TRANSACTION INVOLVING A POLICY.


The Company is taxed as a life insurance company. Because the operations of the Separate Account are a part of, and are taxed with, the Company's operations, the Separate Account is not separately taxed as a "regulated investment company" under the Code. Under existing Federal income tax laws, the Company is not taxed on the investment income and capital gains of the Separate Account. The Company does not anticipate that it will be taxed on the income and gains of the Separate Account in the future, but if the Company is, it may impose a corresponding charge against the Separate Account.



THE COMPANY'S TAX STATUS

The Company is taxed as a life insurance company under the Code. Since the operations of the Separate Account are a part of, and are taxed with, the operations of the Company, the Separate Account is not separately taxed as a "regulated investment company" under the Code. Under existing federal income tax laws, investment income and capital gains of the Separate Account are not taxed to the extent they are applied under a Policy, but the operations of the separate account may reduce the company's federal income taxes. For example, the company may be eligible for certain tax credits or deductions relating to foreign taxes paid and dividends received by trust portfolios. The company's use of these tax credits and deductions will not adversely affect or benefit the separate account. The company does not anticipate that it will incur any federal income tax liability attributable to such income and gains of the Separate Account, and therefore the Company does not intend to make any provision for such taxes. If the Company is taxed on investment income or capital gains of the Separate Account, then the Company may impose a charge against the Separate Account to make provision for such taxes. The Company's federal tax liability is increased, however, in respect of the Policies because of the Federal tax law's treatment of deferred acquisition costs (for which the Company imposes a Federal tax charge) (see "CHARGES AND DEDUCTIONS").


TAXATION OF LIFE INSURANCE POLICIES IN GENERAL

Tax Status of the Policy

There are several requirements that must be met for a Policy to be considered a Life Insurance Contract under the Code, and thereby to enjoy the tax benefits of such a contract:

      -     The Policy must satisfy the definition of life insurance under
            Section 7702 of the Code.

      - The investments of the Separate Account Aust be "adequately diversified" in accordance with Section 817(h) of the Code and Treasury Regulations.

      - The Policy must be a valid life insurance contract under applicable state law.

      - The Policyowner must not possess "incidents of ownership" in the assets of the Separate Account.

These four items are discussed in detail below.

DEFINITION OF LIFE INSURANCE

Section 7702 of the Code sets forth a definition of a life insurance contract for federal tax purposes. For a Policy to be a life insurance contract, it must satisfy either the Cash Value Accumulation Test or the Guideline Premium Test. Only the Guideline Premium Test is permitted under the Policy. The Guideline Premium Test requires a minimum death benefit and in addition limits the total premiums that can be paid into a Policy for a given amount of death benefit.

With respect to a Policy that is issued on the basis of a standard rate class, the Company believes (largely in reliance on IRS Notice 88-128 and the proposed mortality charge regulations under Section 7702, issued on July 5, 1991) that such a Policy should meet the Section 7702 definition of a life insurance contract.

With respect to a Policy that is issued on a substandard basis (i.e., a rate class involving higher-than-standard mortality risk), there is less guidance, in particular as to how mortality and other expense requirements of Section 7702 are to be applied in determining whether such a Policy meets the Section 7702 definition of a life insurance contract. Thus it is not clear whether or not such a Policy would satisfy Section 7702, particularly if the policyowner pays the full amount of premiums permitted under the Policy.

The Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702. However, while proposed regulations and other interim guidance have been issued, final regulations have not been adopted and guidance as to how Section 7702 is to be applied is limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such a Policy would not provide the tax advantages normally provided by a life insurance policy.

If it is subsequently determined that a Policy does not satisfy Section 7702, the Company may take whatever steps are appropriate and reasonable to attempt to cause such a Policy to comply with Section 7702. For these reasons, the Company reserves the right to restrict Policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

DIVERSIFICATION

Section 817(h) of the Code requires that the investments of the Separate Account be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The Separate Account, through the Trust, intends to comply with the diversification requirements prescribed in Treas. Reg. Sec. 1.817-5, which affect how the Trust's assets are to be invested. The Company believes that the Separate Account will thus meet the diversification requirement, and the Company will monitor continued compliance with the requirement.

STATE LAW

State regulations require that the policyowner have appropriate insurable interest in the life insured. Failure to establish an insurable interest may result in the Policy not qualifying as a life insurance contract for federal tax purposes.

INVESTOR CONTROL

In certain circumstances, owners of variable life insurance Policies may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their policies. In those circumstances, income and gains from the separate account assets would be includible in the variable policyowner's gross income. The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if the policyowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyowners may direct their investments to particular sub-accounts without being treated as owners of the underlying assets". As of the date of this prospectus, no such guidance has been issued.

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the Policy has many more portfolios to which policyowners may allocate premium payments and Policy Values than were available in the policies described in the rulings. These differences could result in an owner being treated as the owner of a pro-rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent an owner from being considered the owner of a pro rata share of the assets of the Separate Account.

The remainder of this discussion assumes that the Policy will be treated as a life insurance Policy for Federal tax purposes.

Tax Treatment of Life Insurance Death Benefit Proceeds

In general, the amount of the death benefit payable from a Policy by reason of the death of the insured is excludable from gross income under Section 101 of the Code. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the death benefit being taxable.

If the death benefit is not received in a lump sum and is, instead, applied under one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the insured's death) which will be includible in the beneficiary's income.

Tax Deferral During Accumulation Period

Under existing provisions of the Code, except as described below, any increase in a policyowner's Policy value is generally not taxable to the policyowner unless amounts are received (or are deemed to be received) from the Policy prior to the insured's death.

Lapse or Surrender


Upon a lapse or surrender of the Policy, the amount received will be includible in the policyowner's income to the extent the amount received exceeds the "investment in the Policy." If there is any debt at the time of a lapse or surrender, such debt will be treated as an amount received by the policyowner. The "investment in the Policy" generally is the aggregate amount of premium payments and other consideration paid for the Policy, less the aggregate amount received under the Policy previously to the extent such amounts received were excludable from gross income (But see the discussion of MECs below). A subsequent reinstatement will not change this tax treatment of a surrendered or lapsed Policy.


Policies Which Are MECs

Characterization of a Policy as a MEC.


Section 7702A of the Code establishes a class of life insurance contracts designated as Modified Endowment Contracts ("MECs"), which applies to Policies entered into or materially changed after June 20, 1988. In general, a Policy will be a MEC if the accumulated premiums paid at any time during the first seven Policy Years exceed the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums (the "seven-pay test"). A Policy that is not already a MEC may become one if there is a "material change" in its benefits or other provisions. A material change starts a new seven-year testing period. The determination of whether a Policy will be a MEC after a material change generally depends upon the relationship of the death benefit and the Policy Value at the time of such change and the additional premiums paid in the seven years following the material change. In general, this Policy will constitute a MEC unless:


(1) it was received in exchange for another life insurance policy which was not a MEC,

(2) no premium payments (other than the exchanged policy) are paid into the Policy during the first seven Policy years, and

(3) the death benefit on the new Policy is not less than the death benefit on the exchanged policy.

If the death benefit on the new policy is less than the death benefit on the exchanged policy, the new policy may become a MEC if (1) the exchanged policy was, at the time of the exchange, subject to the MEC rules, (2) premiums payments had been made to the old policy after it had become subject to the MEC rules, and (3) the exchanged policy was in a seven-pay test period at the time of exchange or, in the case of a Survivorship Policy, the Policy was issued (or deemed issued) after September 13, 1989.

In addition, even if the Policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a later increase in benefits, any other material change of the Policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven Policy years.

Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs

If the Policy is a MEC, withdrawals from the Policy will be treated first as withdrawals of income and then as a recovery of premium payments. Thus, withdrawals will be includible in income to the extent the Policy value exceeds the investment in the Policy. The amount of any loan (including unpaid interest thereon) under the Policy will be treated as a withdrawal from the Policy for tax purposes. In addition, if the policyowner assigns or pledges any portion of the value of a Policy (or agrees to assign or pledge any portion), such portion will be treated as a withdrawal from the Policy for tax purposes. The policyowner's investment in the Policy is increased by the amount includible in income with respect to such assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a Policy which is a MEC, a policyowner should consult a qualified tax advisor.

Penalty Tax.

Generally, withdrawals (or the amount of any deemed withdrawals) from a MEC are subject to a penalty tax equal to 10% of the portion of the withdrawal that is includible in income, unless the withdrawals are made (1) after the policyowner attains age 59 -1/2, (2) because the policyowner has become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over the life or life expectancy of the policyowner (or the joint lives or life expectancies of the policyowner and his or her beneficiary, as defined in the tax law).

Aggregation of Policies.

All life insurance Policies which are MECs and which are purchased by the same person from the Company or any of its affiliates within the same calendar year will be aggregated and treated as one Policy for purposes of determining the amount of a withdrawal (including a deemed withdrawal) that is includible in income. The effects of such aggregation are not clear; however, it could affect the amount of a withdrawal (or a deemed withdrawal) that is taxable and the amount which might be subject to the 10% penalty tax described above.

Policies Which Are Not MECs

Tax Treatment of Withdrawals Generally.


If the Policy is not a MEC (described above), the amount of any withdrawal from the Policy generally will be treated first as a non-taxable recovery of premium payments and then as income from the Policy. Thus, a withdrawal from a Policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the Policy immediately before the withdrawal (But see the next paragraph, which describes an exception to this rule).


Certain Distributions Required by the Tax Law in the First 15 Policy Years.

As indicated under "Payments," Section 7702 places limitations on the amount of premium payments that may be made and the Policy values that can accumulate relative to the death benefit. Where cash distributions are required under
Section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may result upon a decrease in the face amount, if withdrawals are made, and in certain other instances.

Tax Treatment of Loans.

If a Policy is not a MEC, a loan received under the Policy generally will be treated as indebtedness of the policyowner. As a result, no part of any loan under such a Policy will constitute income to the policyowner so long as the Policy remains in force. Nevertheless, in those situations where the interest rate credited to the loan account equals the interest rate charged for the loan, it is possible that some or all of the loan proceeds may be includible in income. If a policy lapses (or if all Policy value is withdrawn) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in the policyowner's income.

Survivorship Policies

Although the Company believes that the Policy, when issued as a Survivor Policy, complies with Section 7702 of the Code, the manner in which Section 7702 should be applied to Survivor Policies is not directly addressed by Section 7702. In the absence of final regulations or other guidance issued under Section 7702 regarding this form of Policy, there is necessarily some uncertainty whether a Survivor Policy will meet the Section 7702 definition of a life insurance Policy. Prospective policyowners considering purchase of the Policy as a Survivor Policy should consult a qualified tax adviser.

Where the policyowner of the Policy is the last surviving insured, the death proceeds will generally be includible in the policyowner's estate on his or her death for purposes of the Federal estate tax. If the policyowner dies and was not the last surviving insured, the fair market value of the Policy would be included in the policyowner's estate. In general, no part of the Policy value would be includible in the last surviving insured's estate if he or she neither retained incidents of policyownership at death nor had given up policyownership within three years before death.

Treatment of Maturity Benefits and Extension of Maturity Date

At the maturity date, the surrender value will be paid to the policyowner, and this amount will be includible in income to the extent the amount received exceeds the investment in the Policy. If the policyowner elects to extend the maturity date past the year in which the insured attains age 100 (which must be done prior to the original maturity date), the Company believes the Policy will continue to qualify as a life insurance policy for Federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that the policyowner would be viewed as constructively receiving the cash value in the year the insured attains age 100. If this were the case, an amount equal to the excess of the cash value over the investment in the Policy would be includible in the policyowner's income at that time.

Actions to Ensure Compliance with the Tax Law

The Company believes that the maximum amount of premium payments it has determined for the Policies will comply with the Federal tax definition of life insurance. The Company will monitor the amount of premium payments, and, if the premium payments during a Policy year exceed those permitted by the tax law, the Company will refund the excess premiums within 60 days of the end of the Policy year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. The Company also reserves the right to increase the death benefit (which may result in larger charges under a Policy) or to take any other action deemed necessary to ensure the compliance of the Policy with the Federal tax definition of life insurance.

Other Considerations

Changing the policyowner, exchanging the Policy, and other changes under the Policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change.


Federal estate tax, state and local estate and inheritance tax, and other tax consequences of policyownership or receipt of Policy proceeds depend on the circumstances of each policyowner or beneficiary. Federal estate tax is integrated with Federal gift tax under a unified rate schedule. In general, estates valued at less than the "applicable exclusion amount" will not incur a Federal estate tax liability. The applicable exclusion amount for decedents dying in 2002 or 2003 is $1,000,000 and it increases in stages to $3,500,000 for persons dying in 2009. The estate tax is repealed for decedents dying in 2010, but it will be reinstated (with lower exclusion amounts) for deaths in 2011 and subsequent years unless Congress takes further action. In addition, an unlimited marital deduction may be available for Federal estate and gift tax purposes.



If the policyowner (whether or not he or she is an insured) transfers ownership of the Policy to someone two or more generations younger, the transfer may be subject to the generation-skipping tax, the amount subject to tax being the value of the Policy. The generation-skipping tax provisions generally apply to transfers which would be subject to the gift or estate tax rules. Individuals are generally allowed an aggregate generation-skipping tax exemption of $1 million. For generation skipping transfers made after 1998 and before 2004, this exemption is indexed for inflation. In years after 2003 it equals the estate tax exemption amount, and the tax is repealed for transfers after 2009 (subject to reinstatement in 2011 absent further action by Congress).


Because the Federal estate tax, gift tax, and generation skipping tax rules are complex, prospective Policyowners should consult a qualified tax adviser before using this Policy for estate planning purposes.

DISALLOWANCE OF INTEREST DEDUCTIONS

The Policy generally will be characterized as a single premium life insurance Policy under Section 264 of the Code and, as a result, interest paid on any loans under the Policy will not be tax deductible, irrespective of whether the policyowner is an individual or a non-natural entity, such as a corporation or a trust. In addition, in the case of Policies issued to a non-natural taxpayer, or held for the benefit of such an entity, a portion of the taxpayer's otherwise deductible interest expenses may not be deductible as a result of policyownership of a Policy even if no loans are taken under the Policy. An exception to the latter rule is provided for certain life insurance Policies which cover the life of an individual who is a 20-percent policyowner, or an officer, director, or employee of, a trade or business. Entities that are considering purchasing the policy, or entities that will be beneficiaries under a Policy, should consult a tax adviser.

FEDERAL INCOME TAX WITHHOLDING

The Company will withhold and remit to the federal government a part of the taxable portion of withdrawals made under a Policy unless the policyowner notifies the Company in writing at or before the time of the withdrawal that he or she elects not to have any amounts withheld. The election of no withholding is available only if the policyowner is an individual and has provided to the Company a valid taxpayer identification number.) Regardless of whether the policyowner requests that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, the policyowner will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. The policyowner may also be required to pay penalties under the estimated tax rules, if the policyowner's withholding and estimated tax payments are insufficient to satisfy the policyowner's total tax liability.



OTHER INFORMATION

PAYMENT OF PROCEEDS

As long as the Policy is in force, the Company will ordinarily pay any policy loans, surrenders, partial withdrawals or insurance benefit within seven days after receipt at its Service Office of all the documents required for such a payment. The Company may delay for up to six months the payment from the Fixed Account of any policy loans, surrenders, partial withdrawals, or insurance benefit. In the case of any such payments from any Investment Account, the Company may delay payment during any period during which:

(i) the New York Stock Exchange is closed for trading (except for normal weekend and holiday closings),

(ii) trading on the New York Stock Exchange is restricted,

(iii) an emergency exists as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets or

(iv) the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions described in (ii) and (iii) exist.

REPORTS TO POLICYOWNERS

Within 30 days after each Policy Anniversary, the Company will send the policyowner a statement showing, among other things:

-     the amount of death benefit;

- the Policy Value and its allocation among the Investment Accounts, the Fixed Account and the Loan Account;

- the value of the units in each Investment Account to which the Policy Value is allocated;

-     the Policy Debt and any loan interest charged since the last report;

- the premiums paid and other Policy transactions made during the period since the last report; and

-     any other information required by law.

Each policyowner will also be sent an annual and a semi-annual report for the Trust which will include a list of the securities held in each Portfolio as required by the 1940 Act.


DISTRIBUTION OF THE POLICIES


Manulife Financial Securities LLC ("Manulife Financial Securities"), an indirect wholly-owned subsidiary of MFC, will act as the principal underwriter of, and continuously offer, the Policies pursuant to a Distribution Agreement with Manulife Financial Securities. Manulife Financial Securities is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers. Manulife Financial Securities is located at 73 Tremont Street, Boston, MA 02108 and is organized as a Delaware limited liability company. The sole member of Manulife Financial Securities is Manulife USA. The Policies will be sold by registered representatives of either Manulife Financial Securities or other broker-dealers having distribution agreements with Manulife Financial Securities who are also authorized by state insurance departments to do so. Manulife Financial Securities may, from time to time, pay additional compensation for promotional contests and for certain sales and marketing activities. The Policies will be sold in all states of the United States except New York.


A registered representative will receive commissions not to exceed either (a) 7% of premiums in the first year or (b) 6.50% of premiums in the first year and ..25% of Net Policy Value annually beginning 19 months after issuance of the Policy. Representatives who meet certain productivity standards with regard to the sale of the Policies and certain other policies issued by the Company or Manufacturers Life will be eligible for additional compensation.

RESPONSIBILITIES OF MFC

MFC entered into an agreement with Manulife Financial Securities pursuant to which MFC, on behalf of Manulife Financial Securities will pay the sales commissions in respect of the Policies and certain other policies issued by Manulife USA, prepare and maintain all books and records required to be prepared and maintained by Manulife Financial Securities with respect to the Policies and such other policies, and send all confirmations required to be sent by Manulife Financial Securities with respect to the Policies and such other policies. Manulife Financial Securities will promptly reimburse MFC or all sales commissions paid by MFC and will pay MFC for its other services under the agreement in such amounts and at such times as agreed to by the parties.


Finally, the Company may, from time to time in its sole discretion, enter into one or more reinsurance agreements with other life insurance companies under which policies issued by it may be reinsured, such that its total amount at risk under a policy would be limited for the life of the insured.

VOTING RIGHTS

As stated previously, all of the assets held in each sub-account of the Separate Account will be invested in shares of a particular Portfolio of the Trust. The Company is the legal owner of those shares and as such has the right to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matters that may be voted upon at a shareholders' meeting. However, the Company will vote shares held in the sub-accounts in accordance with instructions received from policyowners having an interest in such sub-accounts. Shares held in each sub-account for which no timely instructions from policyowners are received, including shares not attributable to the Policies, will be voted by the Company in the same proportion as those shares in that sub-account for which instructions are received. Should the applicable federal securities laws or regulations change so as to permit the Company to vote shares held in the Separate Account in its own right, it may elect to do so.

The number of shares in each sub-account for which instructions may be given by a policyowner is determined by dividing the portion of the Policy Value derived from participation in that sub-account, if any, by the value of one share of the corresponding Portfolio. The number will be determined as of a date chosen by the Company, but not more than 90 days before the shareholders' meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the meeting.

The Company may, if required by state officials, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Portfolios, or to approve or disapprove an investment management policy. In addition, the Company itself may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that the Company reasonably disapproves such changes in accordance with applicable federal regulations. If the Company does disregard voting instructions, it will advise policyowners of that action and its reasons for such action in the next communication to policyowners.

SUBSTITUTION OF PORTFOLIO SHARES

Although we believe it to be unlikely, it is possible that in the judgment of the management of the Company, one or more of the Portfolios may become unsuitable for investment by the Separate Account because of a change in investment policy or a change in the applicable laws or regulations, because the shares are no longer available for investment, or for some other reason. In that event, the Company may seek to substitute the shares of another Portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC. and one or more state insurance departments may be required.

The Company also reserves the right (i) to combine other separate accounts with the Separate Account, (ii) to create new separate accounts, (iii) to establish additional sub-accounts within the Separate Account to invest in additional portfolios of the Trust or another management investment company, (iv) to eliminate existing sub-accounts and to stop accepting new allocations and transfers into the corresponding portfolio, (v) to combine sub-accounts or to transfer assets in one sub-account to another sub-account or (vi) to transfer assets from the Separate Account to another separate account and from another separate account to the Separate Account. The Company also reserves the right to operate the Separate Account as a management investment company or other form permitted by law, and to de-register the Separate Account under the 1940 Act. Any such change would be made only if permissible under applicable federal and state law.

RECORDS AND ACCOUNTS

The Service Office will perform administrative functions, such as decreases, increases, surrenders and partial withdrawals, and fund transfers on behalf of the Company.

All records and accounts relating to the Separate Account and the Portfolios will be maintained by the Company. All financial transactions will be handled by the Company. All reports required to be made and information required to be given will be provided by the Company.

STATE REGULATIONS

The Company is subject to the regulation and supervision by the Michigan Department of Insurance, which periodically examines its financial condition and operations. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. The Policies have been filed with insurance officials, and meet all standards set by law, in each jurisdiction where they are sold.

The Company is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

LITIGATION

No litigation is pending that would have a material effect upon the Separate Account or the Trust.

INDEPENDENT AUDITORS


The consolidated financial statements of The Manufacturers Life Insurance Company (U.S.A.) at December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001 and the financial statements of Separate Account Three of The Manufacturers Life Insurance Company of America at December 31, 2001, and for each of the two years in the period ended December 31, 2001, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.


FURTHER INFORMATION

A registration statement under the Securities Act of 1933 has been filed with the SEC. relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained from the SEC's principal office in Washington D.C. upon payment of the prescribed fee. The SEC also maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC which is located at http://www.sec.gov.

For further information you may also contact the Company's Home Office, the address and telephone number of which are on the first page of the prospectus.

OFFICERS AND DIRECTORS

The directors and executive officers of the Company, together with their principal occupations during the past five years, are as follows:


UPDATED CHART



                        POSITION WITH
NAME                    MANULIFE USA                 PRINCIPAL OCCUPATION
----------------------------------------------------------------------------------------------------------------------
James Boyle (43)**      President, U.S.              President , U.S. Annuities, Manulife  USA, January 2002 to
                        Annuities, Director          present; Senior Vice President, U.S. Annuities, The
                                                     Manufacturers Life Insurance Company, July 1999 to present;
                                                     President, The Manufacturers Life Insurance Company of North
                                                     America, July 1999 to December 2001; Vice President,
                                                     Institutional Markets, Manulife Financial, May 1998 to June
                                                     1999; Vice President, Administration of U.S. Annuities,
                                                     Manulife Financial, September 1996 to May 1998; Vice
                                                     President, Treasurer and Chief Administrative Officer, North
                                                     American Funds, June 1994 to September 1996.

Robert A. Cook          President, U.S.              President, U.S. Individual Insurance, Manulife USA, January
(47)**                  Insurance; Director          2002 to present; Senior Vice President, U.S. Individual
                                                     Insurance, Manulife USA, January 1999 to December 2001;
                                                     Senior Vice President, The Manufacturers Life Insurance
                                                     Company, January 1999 to present; Vice President, Product
                                                     Management, The Manufacturers Life Insurance Company, January
                                                     1996 to December 1998; Sales and Marketing Director, The
                                                     Manufacturers Life Insurance Company, 1994 to 1995.

Peter Copestake         Vice President, Finance      Vice President, Finance, Manulife USA, December 1999 to
(46)***                                              present; Vice President & Treasurer, The Manufacturers Life
                                                     Insurance Company, November 1999 to present; Vice President,
                                                     Asset Liability Management, Canadian

                        POSITION WITH
NAME                    MANULIFE USA                 PRINCIPAL OCCUPATION
----------------------------------------------------------------------------------------------------------------------
                                                     Imperial Bank of Commerce (CIBC), 1991 to 1999; Director,
                                                     Capital Management, Bank of Montreal, 1986-1990; Inspector General of
                                                     Banks, Department of Finance, 1980-1985.

John D. DesPrez         Chairman and President       President, Manulife USA, January 1999 to date; Executive Vice
III (45)**                                           President, U.S.  Operations, The Manufacturers Life Insurance
                                                     Company, January 1999 to  present; Senior Vice President,
                                                     U.S. Annuities, The Manufacturers Life Insurance Company,
                                                     September 1996 to December 1998; President of The
                                                     Manufacturers Life Insurance Company of North America,
                                                     September 1996 to December, 1998; Vice President, Mutual
                                                     Funds, North American Security Life Insurance Company ,
                                                     January 1995 to September 1996.

James D. Gallagher      Vice President,              Vice President,  Secretary & General Counsel, Manulife USA,
(47)**                  Secretary and General        January 1996 to present; Vice President, Chief Legal Officer
                        Counsel                      & Government Relations, U.S. Operations, The Manufacturers
                                                     Life Insurance Company, January 1996 to present; President,
                                                     The Manufacturers Life Insurance Company of New York, August
                                                     1999 to present;  Vice President, Secretary and General
                                                     Counsel, The Manufacturers Life Insurance Company of America,
                                                     January 1997 to present; Secretary and General Counsel,
                                                     Manufacturers Adviser Corporation, January 1997 to present;
                                                     Vice President, Secretary and General Counsel, The
                                                     Manufacturers Life Insurance Company of North America, 1994
                                                     to  December 2001.

Donald Guloien          Executive Vice               Executive Vice President & Chief Investments Officer,
(45)***                 President and Chief          Manulife USA, June 2001 to present; Executive Vice President
                        Investment Officer           & Chief Investment Officer, The Manufacturers Life Insurance
                                                     Company, March 2001 to  present; Executive Vice President,
                                                     Business Development, The Manufacturers Life Insurance
                                                     Company, January 1999 to March 2001; Senior Vice President,
                                                     Business Development, The Manufacturers Life Insurance
                                                     Company, 1994 to December 1998.

Geoffrey Guy            Director                     Executive Vice President and Chief Actuary, The Manufacturers
(54)***                                              Life Insurance Company, February 2000 to present; Senior Vice
                                                     President and Chief Actuary, The Manufacturers Life Insurance
                                                     Company, 1996 to 2000; Vice President and Chief Actuary, The
                                                     Manufacturers Life Insurance Company, 1993 to 1996; Vice
                                                     President and Chief Financial Officer, U.S. Operations, The
                                                     Manufacturers Life Insurance Company, 1987 to 1993.

John Lyon               Vice President and           Vice President & Chief Financial Officer, Investments,
(49) ***                Chief Financial              Manulife USA, June 2001 to present;  Vice President & Chief
                        Officer, Investments;        Financial Officer, Investments, The Manufacturers Life
                        Director                     Insurance Company; April 2001 to  present; Vice President,
                                                     Business Development, The Manufacturers Life Insurance
                                                     Company, 1995-2001; Assistant Vice President, Business
                                                     Development, The Manufacturers Life Insurance Company,
                                                     1994-1995; Director/Manager, Corporate Finance, The
Steven Mannik                                        Manufacturers Life Insurance Company, 1992-1994.
(43)***                 President, Reinsurance;
                        Director                      President, Reinsurance, Manulife USA, January 2001 to
                                                     present; Senior Vice President, Reinsurance Operations, The
                                                     Manufacturers Life Insurance Company, June 2001 to present;
                                                     President, Manulife Reinsurance Corporation (U.S.A.), June,
                                                     2001 to December 2001; Vice President, Business Development,
                                                     The Manufacturers Life Insurance Company, 1999 to June 2001;
                                                     Principal, Towers Perrin, 1988 to 1999.

James O'Malley          President, U.S.              President, U.S. Pensions, Manulife USA, January 2002 to
(55)***                 Pensions; Director           present, Senior Vice President, U.S.  Pensions, Manulife USA,
                                                     January 1999 to December present; Senior Vice President, U.S.
                                                     Pensions, The Manufacturers Life Insurance Company, January
                                                     1999 to present; Vice President, Systems New Business
                                                     Pensions, The Manufacturers Life Insurance Company,  1984 to
                                                     December 1998.

                        POSITION WITH
NAME                    MANULIFE USA                 PRINCIPAL OCCUPATION
----------------------------------------------------------------------------------------------------------------------
Rex Schlaybaugh,        Director                     Member, Dykema Gossett, PLLC, 1982 to present; Vice Chairman,
Jr.  (52)****                                        Oxford Automotive, Inc. 1997 to present

John Ostler (48)***     Executive Vice               Executive Vice President and Chief Financial Officer,
                        President and Chief          Manulife USA, January 2002 to present; Vice President and
                        Financial Officer            Chief Financial Officer, Manulife USA, October 1, 2000 to
                                                     present; Vice President and Chief Financial Officer, U.S.
                                                     Operations, The Manufacturers Life Insurance Company, October
                                                     1, 2000 to present; Vice President and Corporate Actuary, The
                                                     Manufacturers Life Insurance Company, March 1998 to September
                                                     2000; Vice President & CFO U.S. Individual Insurance, The
                                                     Manufacturers Life Insurance Company, 1992 to March 1998;
                                                     Vice President, U.S. Insurance Products, The Manufacturers
                                                     Life Insurance Company, 1990 - 1992; Assistant Vice President
                                                     & Pricing Actuary, US Insurance, The Manufacturers Life
                                                     Insurance Company, 1988-1990.

Warren Thomson          Senior Vice President,       Senior Vice President, Investments, Manulife USA, June 2001
(47)***                 Investments                  to present; Senior Vice President, Investments, The
                                                     Manufacturers Life Insurance Company, May 2001 to Present;
                                                     President, Norfolk Capital Partners Inc. 2000 - May 2001;
                                                     Managing Director, Public Sector Finance, New Capital Group
                                                     Inc. 1995-2000; Tax Partner, Coopers & Lybrand Chartered
                                                     Accounts, 1994-1995; Taxation Vice President, The
                                                     Manufacturers Life Insurance Company, 1987-1994.

Denis Turner            Senior Vice President        Senior Vice President and Treasurer, Manulife USA, January
(45)***                 and Treasurer                2002 to present; Vice President and Treasurer, Manulife USA,
                                                     May 1999 to December 2001; Vice President and Chief
                                                     Accountant, U.S.  Operations, The Manufacturers Life
                                                     Insurance Company, May 1999 to present; Vice President and
                                                     Treasurer, The Manufacturers Life Insurance Company of
                                                     America, May 1999 to present; Assistant Vice President,
                                                     Financial Operations, Reinsurance Division, The Manufacturers
                                                     Life Insurance Company, February 1998 to April 1999;
                                                     Assistant Vice President & Controller, Reinsurance Division,
                                                     The Manufacturers Life Insurance Company, November 1995, to
                                                     January 1998, Assistant Vice President, Corporate
                                                     Controllers, The Manufacturers Life Insurance Company,
                                                     January 1989 to October 1995.


**Principal business address is Manulife Financial, 73 Tremont Street, Boston,
  MA 02108.


***Principal business address is Manulife Financial, 200 Bloor Street East,
   Toronto, Ontario Canada M4W 1E5.


****Principal business address is Dykema Gossett, 800 Michigan National Tower,
    Lansing, Michigan 48933.

                                   APPENDIX A
                                   DEFINITIONS

Additional Rating

is an increase to the Cost of Insurance Rate for insureds who do not meet, at a minimum, the Company's underwriting requirements for the standard Risk Classification.

Age

on any date is the Life Insured's age on his or her nearest birthday. If no specific date is mentioned, Age means the Life Insured's age on the Policy Anniversary nearest to the birthday.

Attained Age

on any date is the Age at issue plus the number of whole years that have elapsed since the Policy Date. In the case of a Survivorship Policy, Attained Age is based on the youngest Life Insured at issue of the Policy.

Business Day

is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled day-time trading of the New York Stock Exchange on that day.

Cash Surrender Value

is the Policy Value less the sum of (a) the Surrender Charge and (b) any outstanding Monthly Deductions due.

The Company (or "we," "us" or "our")

refers to The Manufacturers Life Insurance Company (U.S.A.)

Earnings

is an amount calculated in relation to a loan and free withdrawals. The amount is calculated as of the date the Company receives the request for the loan or the free withdrawal and is equal to the Policy Value less the sum of (a) the value of any Policy Debt and (b) total premiums paid.

Effective Date

is the date the underwriters approve issuance of the Policy. If the Policy is approved without the initial premium, the Effective Date will be the date the Company receives at least the minimum initial premium at our Service Office. In either case, the Company will take the first Monthly Deduction on the Effective Date.

Fixed Account

is that part of the Policy Value which reflects the value the policyowner has in the general account of the Company.

Guideline Single Premium

is the maximum premium that can be paid under the Guideline Premium Test (described under "Life Insurance Qualification") which will still allow the Policy to qualify as life insurance for tax purposes under Section 7702 of the Code.

Investment Account

is that part of the Policy Value which reflects the value the policyowner has in one of the sub-accounts of the Separate Account.

Issue Date

is the date the Company issued the Policy. The Issue Date is also the date from which the Suicide and Validity provisions of the Policy are measured.

Life Insured

is the person or persons whose life (or lives) is (are) covered by the Policy. In the case of a Survivorship Policy, all provisions of the Policy which are based on the death of the Life Insured will be based on the death of the last survivor of the persons so named and reference to the youngest of the Life Insured means the youngest person insured under the Policy when it is first issued.

Loan Account

is that part of the Policy Value which reflects the value transferred from the Fixed Account or the Investment Accounts as collateral for a policy loan.

Maturity Date

is the date shown in the Policy. In the case of a Single Life Policy, it is the Policy Anniversary nearest Attained Age 100 of the Life Insured. In the case of a Survivorship Policy, it is the Policy Anniversary nearest Attained Age 100 of the youngest of the Life Insured at issue. The Maturity Date may be extended pursuant to the Maturity Advantage Option described under "Maturity Date."

Net Cash Surrender Value

is the Cash Surrender Value less the Policy Debt.

Net Policy Value

is the Policy Value less the value in the Loan Account.

Net Premium

is the gross premium paid less the Premium Charge. It is the amount of premium allocated to the Fixed Account and/or Investment Accounts.

Policy Date

is the date coverage takes effect under the Policy, provided the underwriting process has been completed to the Company's satisfaction and the Company has received the minimum initial premium at its Service Office, and is the date from which charges for the first monthly deduction are calculated, and the date from which Policy Years, Policy Months, and Policy Anniversaries are determined.

Policy Debt

as of any date equals (a) plus (b) plus (c) minus (d), where:

(a)   is the total amount of loans borrowed as of such date;

(b) is the total amount of any unpaid loan interest charges which have been borrowed against the policy on a Policy Anniversary;

(c) is any interest charges accrued from the last Policy Anniversary to the current date; and

(d)   is the total amount of loan repayments as of such date.

Policy Value

is the sum of the values in the Loan Account, the Fixed Account, and the Investment Accounts.

Single Life Policy

is a modified single premium variable life insurance policy offered on a single life basis under the Policy described in this Prospectus.

Separate Account

refers to Separate Account A of the Company.

Service Office Address

is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

Surrender Charge Period

is the period following the Issue Date during which the Company will assess surrender charges. Surrender charges will apply during this period if the Policy terminates due to default, if the policyowner surrenders the Policy or makes a partial withdrawal.

Survivorship Policy

is a modified single premium survivorship variable life insurance policy offered on a survivorship basis under the Policy described in this Prospectus.

Written Request

is the policyowner's request to the Company which must be in a form satisfactory to the Company, signed and dated by the policyowner, and received at the Service Office.

                                   APPENDIX B:

                                  ILLUSTRATIONS

                                   APPENDIX B
SAMPLE ILLUSTRATIONS OF POLICY VALUES, CASH SURRENDER VALUES AND DEATH BENEFITS

The following tables have been prepared to help show how values under the Policy change with investment performance. The tables are based on initial premiums of $25,000 and $100,000. A male age 55 and a female age 55 are illustrated for the single life Policy. A male age 55 and female age 50 are illustrated for the last survivorship Policy.

The tables include both Policy Values and Cash Surrender Values as well as Death Benefits. The Policy Value is the sum of the values in the Investment Accounts, as the tables assume no values in the Fixed Account or Loan Account. The Cash Surrender Value is the Policy Value less any applicable surrender charges. The tables illustrate how Policy Values and Cash Surrender Values, which reflect all applicable charges and deductions, and Death Benefits of the Policy on an insured of given age would vary over time if the return on the assets of the Portfolios was a uniform, gross, after-tax, annual rate of 0%, 6% or 12%. The Policy Values, Death Benefits and Cash Surrender Values would be different from those shown if the returns averaged 0%, 6% or 12%, but fluctuated over and under those averages throughout the years. The charges reflected in the tables include those for deductions from premiums, surrender charges, and monthly deductions.

The amounts shown for the Policy Value, Death Benefit and Cash Surrender Value as of each Policy Year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because the expenses and fees borne by Manufacturers Investment Trust are deducted from the gross return. The illustrations reflect a simple average of those Portfolios' current expenses, which is approximately 0.937% per annum. The gross annual rates of return of 0%, 6% and 12% correspond to approximate net annual rates of return of - 0.933%, 5.012% and 10.956%. The expense of the Portfolios may fluctuate from year to year but are assumed to remain constant for purposes of these tables. The illustrations reflect the current expense reimbursement in effect for the Lifestyle Trusts and the Index Trusts. In the absence of such expense reimbursement, the average of the Portfolio's current expenses would have been 1.019% per annum and the gross annual rates of return of 0%, 6% and 12% would have corresponded to approximate net annual rates of return of - 1.014%, 4.926% and 10.865%. The expense reimbursement for certain of the Trust portfolios (as described in the "Trust Annual Expense" table) is expected to remain in effect during the fiscal year ended December 31, 2002. Were the expense reimbursement to terminate, the average of the Portfolios' current expenses would be higher and the approximate net annual rates of return would be lower.

The tables assume that no premiums have been allocated to the Fixed Account, that planned premiums are paid on the Policy Anniversary and that no transfers, partial withdrawals, Policy loans, changes in death benefit options or changes in face amount have been made. The tables reflect the fact that no charges for federal, state or local taxes are currently made against the Separate Account. If such a charge is made in the future, it would take a higher gross rate of return to produce after-tax returns of 0%, 6% and 12% than it does now.

There are two tables shown for both a single life and survivorship Policy, one based on current cost of insurance charges assessed by the Company and the other based on the maximum cost of insurance charges based on the 1980 Commissioners Smoker Distinct Mortality Tables. Current cost of insurance charges are not guaranteed and may be changed. Upon request, Manufacturers Life of America will furnish a comparable illustration based on the proposed life insured's issue age, sex (unless unisex rates are required by law, or are requested) and risk classes and any additional ratings, face amount and planned premium requested.

From time to time, in advertisements or sales literature for the Policies that quote performance data of one or more of the Portfolios, the Company may include Cash Surrender Values and Death Benefit figures computed using the same methodology as that used in the following illustrations, but with the average annual total return of the Portfolio for which performance data is shown in the advertisement replacing the hypothetical rates of return shown in the following tables. This information may be shown in the form of graphs, charts, tables and examples.

The Policies have been offered to the public only since approximately September, 1999. However, total return data may be advertised for as long a period of time as the underlying Portfolio has been in existence. The results for any period prior to the Policies' being offered would be calculated as if the Policies had been offered during that period of time, with all charges assumed to be those applicable to the Policies.

         ILLUSTRATIONS FOR SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                  SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE NON-SMOKER ISSUE AGE 55
                         $25,000 PLANNED SINGLE PREMIUM
                               $73,724 FACE AMOUNT
                            ASSUMING CURRENT CHARGES

                                0% Hypothetical                  6% Hypothetical                   12% Hypothetical
                            Gross Investment Return          Gross Investment Return            Gross Investment Return

  End Of   Accumulated    Policy        Cash      Death    Policy        Cash      Death      Policy        Cash        Death
  Policy      Premiums     Value   Surrender    Benefit     Value   Surrender    Benefit       Value   Surrender      Benefit
Year (1)           (2)                 Value                            Value                              Value
       1        26,250    24,233      22,259     73,724    25,694      23,587     73,724      27,155      24,915       73,724
       2        27,563    23,442      21,749     73,724    26,375      24,445     73,724      29,480      27,459       73,724
       3        28,941    22,626      21,201     73,724    27,043      25,305     73,724      31,994      30,224       73,724
       4        30,388    21,773      20,601     73,724    27,689      26,168     73,724      34,713      33,192       73,724
       5        31,907    20,879      19,944     73,724    28,310      27,039     73,724      37,659      36,388       73,724
       6        33,502    19,953      19,240     73,724    28,916      27,895     73,724      40,869      39,849       73,724
       7        35,178    18,989      18,480     73,724    29,502      28,732     73,724      44,374      43,634       73,724
       8        36,936    17,982      17,731     73,724    30,068      29,662     73,724      48,210      47,804       73,724
       9        38,783    16,928      16,910     73,724    30,609      30,578     73,724      52,417      52,386       73,724
      10        40,722    15,809      15,809     73,724    31,116      31,116     73,724      57,039      57,039       73,724
      15        51,973     9,672       9,672     73,724    34,826      34,826     73,724      91,987      91,987      106,704
      20        66,332     1,300       1,300     73,724    38,463      38,463     73,724     149,095     149,095      159,532
      25        84,659     0 (3)       0 (3)     73,724    41,048      41,048     73,724     242,801     242,801      254,941
      30       108,049     0 (3)       0 (3)     73,724    39,878      39,878     73,724     393,297     393,297      412,961
      35       137,900     0 (3)       0 (3)     73,724    28,097      28,097     73,724     631,234     631,234      662,796
      40       176,000     0 (3)       0 (3)     73,724     0 (3)       0 (3)     73,724   1,016,687   1,016,687    1,026,854
      45       224,625     0 (3)       0 (3)     73,724     0 (3)       0 (3)     73,724   1,673,646   1,673,646    1,673,646

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, and (c) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) In the absence of additional premium payments, the Policy will lapse, unless the Lapse Protection Benefit is in effect.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                  SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE NON-SMOKER ISSUE AGE 55
                         $25,000 PLANNED SINGLE PREMIUM
                               $73,724 FACE AMOUNT
                            ASSUMING MAXIMUM CHARGES

                                0% Hypothetical                  6% Hypothetical                   12% Hypothetical
                            Gross Investment Return          Gross Investment Return            Gross Investment Return

  End Of   Accumulated    Policy        Cash      Death    Policy        Cash      Death      Policy        Cash        Death
  Policy      Premiums     Value   Surrender    Benefit     Value   Surrender    Benefit       Value   Surrender      Benefit
Year (1)           (2)                 Value                            Value                              Value
       1        26,250    24,233      22,259     73,724    25,694      23,587     73,724      27,155      24,915       73,724
       2        27,563    23,164      21,493     73,724    26,100      24,192     73,724      29,209      27,188       73,724
       3        28,941    22,066      20,681     73,724    26,482      24,784     73,724      31,438      29,667       73,724
       4        30,388    20,936      19,815     73,724    26,838      25,357     73,724      33,859      32,338       73,724
       5        31,907    19,765      18,887     73,724    27,159      25,906     73,724      36,494      35,223       73,724
       6        33,502    18,543      17,888     73,724    27,440      26,422     73,724      39,367      38,346       73,724
       7        35,178    17,263      16,808     73,724    27,674      26,903     73,724      42,505      41,740       73,724
       8        36,936    15,910      15,693     73,724    27,849      27,443     73,724      45,941      45,535       73,724
       9        38,783    14,470      14,455     73,724    27,955      27,923     73,724      49,714      49,682       73,724
      10        40,722    12,924      12,924     73,724    27,976      27,976     73,724      53,868      53,868       73,724
      15        51,973     3,378       3,378     73,724    27,888      27,888     73,724      85,863      85,863       99,601
      20        66,332     0 (3)       0 (3)     73,724    22,866      22,866     73,724     137,614     137,614      147,247
      25        84,659     0 (3)       0 (3)     73,724     4,600       4,600     73,724     221,997     221,997      233,097
      30       108,049     0 (3)       0 (3)     73,724     0 (3)       0 (3)     73,724     354,753     354,753      372,491
      35       137,900     0 (3)       0 (3)     73,724     0 (3)       0 (3)     73,724     558,343     558,343      586,260
      40       176,000     0 (3)       0 (3)     73,724     0 (3)       0 (3)     73,724     886,008     886,008      894,868
      45       224,625     0 (3)       0 (3)     73,724     0 (3)       0 (3)     73,724   1,458,449   1,458,449    1,458,449

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, and (c) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) In the absence of additional premium payments, the Policy will lapse, unless the Lapse Protection Benefit is in effect.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                  SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE NON-SMOKER ISSUE AGE 55
                         $100,000 PLANNED SINGLE PREMIUM
                              $305,427 FACE AMOUNT
                            ASSUMING CURRENT CHARGES

                                0% Hypothetical                  6% Hypothetical                   12% Hypothetical
                            Gross Investment Return          Gross Investment Return            Gross Investment Return

  End Of   Accumulated    Policy        Cash      Death    Policy        Cash      Death      Policy        Cash        Death
  Policy      Premiums     Value   Surrender    Benefit     Value   Surrender    Benefit       Value   Surrender      Benefit
Year (1)           (2)                 Value                            Value                              Value
       1       105,000    97,176      89,257    305,427   103,027      94,577    305,427     108,879      99,898      305,427
       2       110,250    94,244      87,434    305,427   106,005      98,244    305,427     118,455     110,372      305,427
       3       115,763    91,199      85,448    305,427   108,934     101,926    305,427     128,810     121,726      305,427
       4       121,551    87,994      83,249    305,427   111,773     105,690    305,427     139,999     133,915      305,427
       5       127,628    84,605      80,812    305,427   114,510     109,427    305,427     152,115     147,032      305,427
       6       134,010    81,081      78,179    305,427   117,192     113,108    305,427     165,319     161,235      305,427
       7       140,710    77,392      75,314    305,427   119,798     116,715    305,427     179,727     176,643      305,427
       8       147,746    73,522      72,489    305,427   122,323     120,698    305,427     195,488     193,863      305,427
       9       155,133    69,448      69,373    305,427   124,753     124,628    305,427     212,770     212,645      305,427
      10       162,889    65,102      65,102    305,427   127,042     127,042    305,427     231,750     231,750      305,427
      15       207,893    41,098      41,098    305,427   143,415     143,415    305,427     375,410     375,410      435,476
      20       265,330     7,911       7,911    305,427   159,829     159,829    305,427     610,272     610,272      652,992
      25       338,635     0 (3)       0 (3)    305,427   172,531     172,531    305,427     995,630     995,630    1,045,411
      30       432,194     0 (3)       0 (3)    305,427   171,286     171,286    305,427   1,614,557   1,614,557    1,695,284
      35       551,602     0 (3)       0 (3)    305,427   131,029     131,029    305,427   2,593,128   2,593,128    2,722,785
      40       703,999     0 (3)       0 (3)    305,427     0 (3)       0 (3)    305,427   4,178,385   4,178,385    4,220,169
      45       898,501     0 (3)       0 (3)    305,427     0 (3)       0 (3)    305,427   6,880,180   6,880,180    6,880,180

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, and (c) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) In the absence of additional premium payments, the Policy will lapse, unless the Lapse Protection Benefit is in effect.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                  SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE NON-SMOKER ISSUE AGE 55
                         $100,000 PLANNED SINGLE PREMIUM
                              $305,427 FACE AMOUNT
                            ASSUMING MAXIMUM CHARGES

                                0% Hypothetical                  6% Hypothetical                   12% Hypothetical
                            Gross Investment Return          Gross Investment Return            Gross Investment Return

  End Of   Accumulated    Policy        Cash      Death    Policy        Cash      Death      Policy        Cash        Death
  Policy      Premiums     Value   Surrender    Benefit     Value   Surrender    Benefit       Value   Surrender      Benefit
Year (1)           (2)                 Value                            Value                              Value
       1       105,000    97,176      89,257    305,427   103,027      94,577    305,427     108,879      99,898      305,427
       2       110,250    93,074      86,359    305,427   104,847      97,180    305,427     117,314     109,230      305,427
       3       115,763    88,849      83,264    305,427   106,572      99,732    305,427     126,457     119,374      305,427
       4       121,551    84,480      79,949    305,427   108,188     102,215    305,427     136,388     130,305      305,427
       5       127,628    79,934      76,379    305,427   109,668     104,601    305,427     147,188     142,105      305,427
       6       134,010    75,177      72,516    305,427   110,984     106,901    305,427     158,955     154,871      305,427
       7       140,710    70,170      68,314    305,427   112,107     109,024    305,427     171,802     168,719      305,427
       8       147,746    64,858      63,967    305,427   112,994     111,369    305,427     185,861     184,236      305,427
       9       155,133    59,180      59,118    305,427   113,593     113,468    305,427     201,284     201,159      305,427
      10       162,889    53,061      53,061    305,427   113,849     113,849    305,427     218,258     218,258      305,427
      15       207,893    14,949      14,949    305,427   114,327     114,327    305,427     349,299     349,299      405,187
      20       265,330     0 (3)       0 (3)    305,427    94,653      94,653    305,427     561,605     561,605      600,917
      25       338,635     0 (3)       0 (3)    305,427    20,879      20,879    305,427     907,763     907,763      953,151
      30       432,194     0 (3)       0 (3)    305,427     0 (3)       0 (3)    305,427   1,452,393   1,452,393    1,525,013
      35       551,602     0 (3)       0 (3)    305,427     0 (3)       0 (3)    305,427   2,287,676   2,287,676    2,402,060
      40       703,999     0 (3)       0 (3)    305,427     0 (3)       0 (3)    305,427   3,631,990   3,631,990    3,668,310
      45       898,501     0 (3)       0 (3)    305,427     0 (3)       0 (3)    305,427   5,980,403   5,980,403    5,980,403

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, and (c) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) In the absence of additional premium payments, the Policy will lapse, unless the Lapse Protection Benefit is in effect.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                  SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         FEMALE NON-SMOKER ISSUE AGE 55
                         $25,000 PLANNED SINGLE PREMIUM
                               $86,857 FACE AMOUNT
                            ASSUMING CURRENT CHARGES

                                0% Hypothetical                  6% Hypothetical                   12% Hypothetical
                            Gross Investment Return          Gross Investment Return            Gross Investment Return

  End Of   Accumulated    Policy        Cash      Death    Policy        Cash      Death      Policy        Cash        Death
  Policy      Premiums     Value   Surrender    Benefit     Value   Surrender    Benefit       Value   Surrender      Benefit
Year (1)           (2)                 Value                            Value                              Value
       1        26,250    24,247      22,272     86,857    25,708      23,600     86,857      27,169      24,928       86,857
       2        27,563    23,471      21,776     86,857    26,403      24,471     86,857      29,507      27,486       86,857
       3        28,941    22,668      21,239     86,857    27,083      25,341     86,857      32,031      30,260       86,857
       4        30,388    21,832      20,656     86,857    27,742      26,221     86,857      34,758      33,237       86,857
       5        31,907    20,951      20,013     86,857    28,370      27,099     86,857      37,701      36,430       86,857
       6        33,502    20,036      19,320     86,857    28,978      27,957     86,857      40,899      39,878       86,857
       7        35,178    19,086      18,575     86,857    29,567      28,796     86,857      44,381      43,642       86,857
       8        36,936    18,099      17,846     86,857    30,134      29,727     86,857      48,181      47,775       86,857
       9        38,783    17,093      17,075     86,857    30,695      30,664     86,857      52,348      52,317       86,857
      10        40,722    16,058      16,058     86,857    31,245      31,245     86,857      56,921      56,921       86,857
      15        51,973    11,252      11,252     86,857    35,774      35,774     86,857      92,030      92,030      106,755
      20        66,332     5,529       5,529     86,857    40,980      40,980     86,857     149,986     149,986      160,485
      25        84,659     0 (3)       0 (3)     86,857    45,874      45,874     86,857     245,150     245,150      257,407
      30       108,049     0 (3)       0 (3)     86,857    48,176      48,176     86,857     399,126     399,126      419,082
      35       137,900     0 (3)       0 (3)     86,857    43,856      43,856     86,857     645,079     645,079      677,333
      40       176,000     0 (3)       0 (3)     86,857    21,303      21,303     86,857   1,044,709   1,044,709    1,055,156
      45       224,625     0 (3)       0 (3)     86,857     0 (3)       0 (3)     86,857   1,719,791   1,719,791    1,719,791

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, and (c) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) In the absence of additional premium payments, the Policy will lapse, unless the Lapse Protection Benefit is in effect.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                  SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         FEMALE NON-SMOKER ISSUE AGE 55
                         $25,000 PLANNED SINGLE PREMIUM
                               $86,857 FACE AMOUNT
                            ASSUMING MAXIMUM CHARGES

                                0% Hypothetical                  6% Hypothetical                   12% Hypothetical
                            Gross Investment Return          Gross Investment Return            Gross Investment Return

  End Of   Accumulated    Policy        Cash      Death    Policy        Cash      Death      Policy        Cash        Death
  Policy      Premiums     Value   Surrender    Benefit     Value   Surrender    Benefit       Value   Surrender      Benefit
Year (1)           (2)                 Value                            Value                              Value
       1        26,250    24,247      22,272     86,857    25,708      23,600     86,857      27,169      24,928       86,857
       2        27,563    23,193      21,520     86,857    26,126      24,216     86,857      29,232      27,211       86,857
       3        28,941    22,127      20,737     86,857    26,533      24,831     86,857      31,477      29,706       86,857
       4        30,388    21,050      19,921     86,857    26,931      25,445     86,857      33,926      32,405       86,857
       5        31,907    19,958      19,071     86,857    27,318      26,056     86,857      36,601      35,330       86,857
       6        33,502    18,847      18,179     86,857    27,688      26,667     86,857      39,523      38,502       86,857
       7        35,178    17,707      17,238     86,857    28,035      27,264     86,857      42,717      41,954       86,857
       8        36,936    16,527      16,299     86,857    28,349      27,943     86,857      46,207      45,801       86,857
       9        38,783    15,290      15,274     86,857    28,616      28,585     86,857      50,023      49,992       86,857
      10        40,722    13,980      13,980     86,857    28,823      28,823     86,857      54,200      54,200       86,857
      15        51,973     6,540       6,540     86,857    30,320      30,320     86,857      86,552      86,552      100,401
      20        66,332     0 (3)       0 (3)     86,857    29,040      29,040     86,857     139,965     139,965      149,763
      25        84,659     0 (3)       0 (3)     86,857    19,515      19,515     86,857     227,186     227,186      238,546
      30       108,049     0 (3)       0 (3)     86,857     0 (3)       0 (3)     86,857     365,873     365,873      384,166
      35       137,900     0 (3)       0 (3)     86,857     0 (3)       0 (3)     86,857     580,694     580,694      609,729
      40       176,000     0 (3)       0 (3)     86,857     0 (3)       0 (3)     86,857     925,074     925,074      934,324
      45       224,625     0 (3)       0 (3)     86,857     0 (3)       0 (3)     86,857   1,522,781   1,522,781    1,522,781

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, and (c) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) In the absence of additional premium payments, the Policy will lapse, unless the Lapse Protection Benefit is in effect.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                  SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         FEMALE NON-SMOKER ISSUE AGE 55
                         $100,000 PLANNED SINGLE PREMIUM
                              $360,771 FACE AMOUNT
                            ASSUMING CURRENT CHARGES

                                0% Hypothetical                  6% Hypothetical                   12% Hypothetical
                            Gross Investment Return          Gross Investment Return            Gross Investment Return

  End Of   Accumulated    Policy        Cash      Death    Policy        Cash      Death      Policy        Cash        Death
  Policy      Premiums     Value   Surrender    Benefit     Value   Surrender    Benefit       Value   Surrender      Benefit
Year (1)           (2)                 Value                            Value                              Value
       1       105,000    97,236      89,312    360,771   103,088      94,632    360,771     108,940      99,953      360,771
       2       110,250    94,366      87,546    360,771   106,125      98,355    360,771     118,572     110,489      360,771
       3       115,763    91,374      85,610    360,771   109,101     102,081    360,771     128,966     121,883      360,771
       4       121,551    88,238      83,479    360,771   111,996     105,912    360,771     140,189     134,106      360,771
       5       127,628    84,903      81,095    360,771   114,763     109,680    360,771     152,299     147,215      360,771
       6       134,010    81,422      78,506    360,771   117,454     113,370    360,771     165,450     161,367      360,771
       7       140,710    77,790      75,700    360,771   120,065     116,982    360,771     179,766     176,683      360,771
       8       147,746    73,996      72,956    360,771   122,593     120,968    360,771     195,384     193,759      360,771
       9       155,133    70,117      70,041    360,771   125,105     124,980    360,771     212,507     212,382      360,771
      10       162,889    66,114      66,114    360,771   127,573     127,573    360,771     231,290     231,290      360,771
      15       207,893    47,567      47,567    360,771   147,338     147,338    360,771     375,477     375,477      435,553
      20       265,330    25,207      25,207    360,771   170,195     170,195    360,771     613,732     613,732      656,693
      25       338,635     0 (3)       0 (3)    360,771   192,211     192,211    360,771   1,004,943   1,004,943    1,055,190
      30       432,194     0 (3)       0 (3)    360,771   204,439     204,439    360,771   1,637,943   1,637,943    1,719,840
      35       551,602     0 (3)       0 (3)    360,771   191,877     191,877    360,771   2,649,092   2,649,092    2,781,546
      40       703,999     0 (3)       0 (3)    360,771   112,186     112,186    360,771   4,292,026   4,292,026    4,334,946
      45       898,501     0 (3)       0 (3)    360,771     0 (3)       0 (3)    360,771   7,067,319   7,067,319    7,067,319

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, and (c) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) In the absence of additional premium payments, the Policy will lapse, unless the Lapse Protection Benefit is in effect.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                  SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         FEMALE NON-SMOKER ISSUE AGE 55
                         $100,000 PLANNED SINGLE PREMIUM
                              $360,771 FACE AMOUNT
                            ASSUMING MAXIMUM CHARGES

                                0% Hypothetical                  6% Hypothetical                   12% Hypothetical
                            Gross Investment Return          Gross Investment Return            Gross Investment Return

  End Of   Accumulated    Policy        Cash      Death    Policy        Cash      Death      Policy        Cash        Death
  Policy      Premiums     Value   Surrender    Benefit     Value   Surrender    Benefit       Value   Surrender      Benefit
Year (1)           (2)                 Value                            Value                              Value
       1       105,000    97,236      89,312    360,771   103,088      94,632    360,771     108,940      99,953      360,771
       2       110,250    93,197      86,472    360,771   104,957      97,282    360,771     117,410     109,327      360,771
       3       115,763    89,101      83,498    360,771   106,787      99,931    360,771     126,626     119,542      360,771
       4       121,551    84,952      80,392    360,771   108,581     102,584    360,771     136,676     130,592      360,771
       5       127,628    80,738      77,142    360,771   110,333     105,250    360,771     147,648     142,564      360,771
       6       134,010    76,434      73,721    360,771   112,022     107,938    360,771     159,631     155,548      360,771
       7       140,710    72,009      70,097    360,771   113,621     110,537    360,771     172,724     169,640      360,771
       8       147,746    67,408      66,476    360,771   115,086     113,461    360,771     187,026     185,401      360,771
       9       155,133    62,567      62,501    360,771   116,360     116,235    360,771     202,654     202,529      360,771
      10       162,889    57,420      57,420    360,771   117,390     117,390    360,771     219,753     219,753      360,771
      15       207,893    27,940      27,940    360,771   124,445     124,445    360,771     352,092     352,092      408,426
      20       265,330     0 (3)       0 (3)    360,771   120,208     120,208    360,771     571,158     571,158      611,139
      25       338,635     0 (3)       0 (3)    360,771    82,234      82,234    360,771     928,875     928,875      975,318
      30       432,194     0 (3)       0 (3)    360,771     0 (3)       0 (3)    360,771   1,497,696   1,497,696    1,572,581
      35       551,602     0 (3)       0 (3)    360,771     0 (3)       0 (3)    360,771   2,378,841   2,378,841    2,497,783
      40       703,999     0 (3)       0 (3)    360,771     0 (3)       0 (3)    360,771   3,791,397   3,791,397    3,829,311
      45       898,501     0 (3)       0 (3)    360,771     0 (3)       0 (3)    360,771   6,242,906   6,242,906    6,242,906

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, and (c) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) In the absence of additional premium payments, the Policy will lapse, unless the Lapse Protection Benefit is in effect.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

          ILLUSTRATIONS FOR SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY

           SINGLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                        MALE NON-SMOKER ISSUE AGE 55 AND
                         FEMALE NON-SMOKER ISSUE AGE 50
                         $25,000 PLANNED SINGLE PREMIUM
                              $136,940 FACE AMOUNT
                            ASSUMING CURRENT CHARGES

                                0% Hypothetical                  6% Hypothetical                   12% Hypothetical
                            Gross Investment Return          Gross Investment Return            Gross Investment Return

  End Of   Accumulated    Policy        Cash      Death    Policy        Cash      Death      Policy        Cash        Death
  Policy      Premiums     Value   Surrender    Benefit     Value   Surrender    Benefit       Value   Surrender      Benefit
Year (1)           (2)                 Value                            Value                              Value
       1        26,250    24,335      22,351    136,940    25,797      23,681    136,940      27,260      25,011      136,940
       2        27,563    23,676      21,964    136,940    26,615      24,665    136,940      29,725      27,704      136,940
       3        28,941    23,022      21,568    136,940    27,451      25,683    136,940      32,412      30,641      136,940
       4        30,388    22,378      21,169    136,940    28,313      26,792    136,940      35,349      33,828      136,940
       5        31,907    21,744      20,766    136,940    29,200      27,929    136,940      38,559      37,289      136,940
       6        33,502    21,117      20,357    136,940    30,114      29,093    136,940      42,067      41,048      136,940
       7        35,178    20,496      19,941    136,940    31,051      30,281    136,940      45,900      45,180      136,940
       8        36,936    19,878      19,595    136,940    32,013      31,607    136,940      50,088      49,687      136,940
       9        38,783    19,260      19,239    136,940    32,997      32,966    136,940      54,662      54,631      136,940
      10        40,722    18,641      18,641    136,940    34,003      34,003    136,940      59,660      59,660      136,940
      15        51,973    16,154      16,154    136,940    41,234      41,234    136,940      97,131      97,131      136,940
      20        66,332    12,794      12,794    136,940    49,465      49,465    136,940     158,852     158,852      184,268
      25        84,659     7,444       7,444    136,940    58,318      58,318    136,940     260,103     260,103      278,311
      30       108,049     0 (3)       0 (3)    136,940    66,124      66,124    136,940     426,093     426,093      447,398
      35       137,900     0 (3)       0 (3)    136,940    68,474      68,474    136,940     694,789     694,789      729,528
      40       176,000     0 (3)       0 (3)    136,940    55,654      55,654    136,940   1,123,053   1,123,053    1,179,205
      45       224,625     0 (3)       0 (3)    136,940     0 (3)       0 (3)    136,940   1,817,725   1,817,725    1,835,902
      50       286,685     0 (3)       0 (3)    136,940     0 (3)       0 (3)    136,940   2,992,757   2,992,757    2,992,757

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, and (c) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) In the absence of additional premium payments, the Policy will lapse, unless the Lapse Protection Benefit is in effect.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

           SINGLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                        MALE NON-SMOKER ISSUE AGE 55 AND
                         FEMALE NON-SMOKER ISSUE AGE 50
                         $25,000 PLANNED SINGLE PREMIUM
                              $136,940 FACE AMOUNT
                            ASSUMING MAXIMUM CHARGES

                                0% Hypothetical                  6% Hypothetical                   12% Hypothetical
                            Gross Investment Return          Gross Investment Return            Gross Investment Return

  End Of   Accumulated    Policy        Cash      Death    Policy        Cash      Death      Policy        Cash        Death
  Policy      Premiums     Value   Surrender    Benefit     Value   Surrender    Benefit       Value   Surrender      Benefit
Year (1)           (2)                 Value                            Value                              Value
       1        26,250    24,335      22,351    136,940    25,797      23,681    136,940      27,260      25,011      136,940
       2        27,563    23,676      21,964    136,940    26,615      24,665    136,940      29,725      27,704      136,940
       3        28,941    23,022      21,568    136,940    27,451      25,683    136,940      32,412      30,641      136,940
       4        30,388    22,369      21,160    136,940    28,304      26,783    136,940      35,341      33,820      136,940
       5        31,907    21,715      20,738    136,940    29,171      27,900    136,940      38,531      37,260      136,940
       6        33,502    21,055      20,297    136,940    30,051      29,030    136,940      42,006      40,986      136,940
       7        35,178    20,385      19,834    136,940    30,939      30,169    136,940      45,791      45,070      136,940
       8        36,936    19,701      19,422    136,940    31,833      31,427    136,940      49,912      49,510      136,940
       9        38,783    18,997      18,976    136,940    32,728      32,697    136,940      54,401      54,369      136,940
      10        40,722    18,266      18,266    136,940    33,618      33,618    136,940      59,289      59,289      136,940
      15        51,973    14,614      14,614    136,940    39,634      39,634    136,940      95,765      95,765      136,940
      20        66,332     7,720       7,720    136,940    44,357      44,357    136,940     155,655     155,655      180,560
      25        84,659     0 (3)       0 (3)    136,940    44,349      44,349    136,940     252,983     252,983      270,692
      30       108,049     0 (3)       0 (3)    136,940    30,349      30,349    136,940     411,337     411,337      431,903
      35       137,900     0 (3)       0 (3)    136,940     0 (3)       0 (3)    136,940     662,193     662,193      695,302
      40       176,000     0 (3)       0 (3)    136,940     0 (3)       0 (3)    136,940   1,049,362   1,049,362    1,101,830
      45       224,625     0 (3)       0 (3)    136,940     0 (3)       0 (3)    136,940   1,668,858   1,668,858    1,685,547
      50       286,685     0 (3)       0 (3)    136,940     0 (3)       0 (3)    136,940   2,747,610   2,747,610    2,747,610

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, and (c) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) In the absence of additional premium payments, the Policy will lapse, unless the Lapse Protection Benefit is in effect.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

           SINGLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                        MALE NON-SMOKER ISSUE AGE 55 AND
                         FEMALE NON-SMOKER ISSUE AGE 50
                         $100,000 PLANNED SINGLE PREMIUM
                              $571,810 FACE AMOUNT
                            ASSUMING CURRENT CHARGES

                                0% Hypothetical                  6% Hypothetical                   12% Hypothetical
                            Gross Investment Return          Gross Investment Return            Gross Investment Return

  End Of   Accumulated    Policy        Cash      Death    Policy        Cash      Death      Policy        Cash        Death
  Policy      Premiums     Value   Surrender    Benefit     Value   Surrender    Benefit       Value   Surrender      Benefit
Year (1)           (2)                 Value                            Value                              Value
       1       105,000    97,605      89,647    571,810   103,464      94,975    571,810     109,324     100,302      571,810
       2       110,250    95,229      88,340    571,810   107,016      99,174    571,810     119,491     111,408      571,810
       3       115,763    92,862      86,993    571,810   110,651     103,567    571,810     130,574     123,491      571,810
       4       121,551    90,531      85,632    571,810   114,398     108,315    571,810     142,688     136,605      571,810
       5       127,628    88,231      84,254    571,810   118,259     113,175    571,810     155,927     150,844      571,810
       6       134,010    85,955      82,854    571,810   122,232     118,148    571,810     170,395     166,312      571,810
       7       140,710    83,694      81,422    571,810   126,313     123,229    571,810     186,201     183,118      571,810
       8       147,746    81,436      80,275    571,810   130,498     128,873    571,810     203,468     201,843      571,810
       9       155,133    79,176      79,090    571,810   134,785     134,660    571,810     222,332     222,207      571,810
      10       162,889    76,899      76,899    571,810   139,167     139,167    571,810     242,939     242,939      571,810
      15       207,893    67,959      67,959    571,810   170,240     170,240    571,810     397,200     397,200      571,810
      20       265,330    55,296      55,296    571,810   205,708     205,708    571,810     651,327     651,327      755,540
      25       338,635    34,301      34,301    571,810   244,064     244,064    571,810   1,068,294   1,068,294    1,143,074
      30       432,194     0 (3)       0 (3)    571,810   278,532     278,532    571,810   1,751,863   1,751,863    1,839,456
      35       551,602     0 (3)       0 (3)    571,810   291,337     291,337    571,810   2,858,406   2,858,406    3,001,327
      40       703,999     0 (3)       0 (3)    571,810   244,118     244,118    571,810   4,622,116   4,622,116    4,853,222
      45       898,501     0 (3)       0 (3)    571,810    26,873      26,873    571,810   7,482,971   7,482,971    7,557,800
      50     1,146,740     0 (3)       0 (3)    571,810     0 (3)       0 (3)    571,810  12,322,015  12,322,015   12,322,015

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, and (c) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) In the absence of additional premium payments, the Policy will lapse, unless the Lapse Protection Benefit is in effect.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

           SINGLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                        MALE NON-SMOKER ISSUE AGE 55 AND
                         FEMALE NON-SMOKER ISSUE AGE 50
                         $100,000 PLANNED SINGLE PREMIUM
                              $571,810 FACE AMOUNT
                            ASSUMING MAXIMUM CHARGES

                                0% Hypothetical                  6% Hypothetical                   12% Hypothetical
                            Gross Investment Return          Gross Investment Return            Gross Investment Return

  End Of   Accumulated    Policy        Cash      Death    Policy        Cash      Death      Policy        Cash        Death
  Policy      Premiums     Value   Surrender    Benefit     Value   Surrender    Benefit       Value   Surrender      Benefit
Year (1)           (2)                 Value                            Value                              Value
       1       105,000    97,605      89,647    571,810   103,464      94,975    571,810     109,324     100,302      571,810
       2       110,250    95,229      88,340    571,810   107,016      99,174    571,810     119,491     111,408      571,810
       3       115,763    92,862      86,993    571,810   110,651     103,567    571,810     130,574     123,491      571,810
       4       121,551    90,493      85,596    571,810   114,360     108,277    571,810     142,651     136,568      571,810
       5       127,628    88,109      84,138    571,810   118,136     113,053    571,810     155,807     150,724      571,810
       6       134,010    85,693      82,602    571,810   121,968     117,884    571,810     170,136     166,052      571,810
       7       140,710    83,229      80,971    571,810   125,841     122,758    571,810     185,738     182,654      571,810
       8       147,746    80,696      79,547    571,810   129,742     128,117    571,810     202,725     201,100      571,810
       9       155,133    78,072      77,987    571,810   133,651     133,526    571,810     221,223     221,098      571,810
      10       162,889    75,330      75,330    571,810   137,546     137,546    571,810     241,365     241,365      571,810
      15       207,893    61,521      61,521    571,810   163,519     163,519    571,810     391,366     391,366      571,810
      20       265,330    34,141      34,141    571,810   184,281     184,281    571,810     637,674     637,674      739,702
      25       338,635     0 (3)       0 (3)    571,810   185,591     185,591    571,810   1,038,201   1,038,201    1,110,876
      30       432,194     0 (3)       0 (3)    571,810   129,196     129,196    571,810   1,689,868   1,689,868    1,774,361
      35       551,602     0 (3)       0 (3)    571,810     0 (3)       0 (3)    571,810   2,722,241   2,722,241    2,858,353
      40       703,999     0 (3)       0 (3)    571,810     0 (3)       0 (3)    571,810   4,315,658   4,315,658    4,531,441
      45       898,501     0 (3)       0 (3)    571,810     0 (3)       0 (3)    571,810   6,865,227   6,865,227    6,933,880
      50     1,146,740     0 (3)       0 (3)    571,810     0 (3)       0 (3)    571,810  11,304,745  11,304,745   11,304,745

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, and (c) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) In the absence of additional premium payments, the Policy will lapse, unless the Lapse Protection Benefit is in effect.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                   APPENDIX C:

                              FINANCIAL STATEMENTS

THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA
SEPARATE ACCOUNT THREE

Audited Financial Statements

Years ended December 31, 2001 and 2000 with Report of Independent Auditors

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                          Audited Financial Statements

                     Years ended December 31, 2001 and 2000



                                    CONTENTS

Report of Independent Auditors...............................................  1

Audited Financial Statements

Statement of Assets and Contract Owners' Equity..............................  2
Statements of Operations and Changes in Contract Owners' Equity..............  4
Notes to Financial Statements...............................................  27

                         Report of Independent Auditors



To the Contract Owners of
The Manufacturers Life Insurance Company of America Separate Account Three

We have audited the accompanying statement of assets and contract owners' equity of The Manufacturers Life Insurance Company of America Separate Account Three as of December 31, 2001 and the related statements of operations and changes in contract owners' equity for each of the periods presented herein. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Manufacturers Life Insurance Company of America Separate Account Three at December 31, 2001, and the results of its operations and the changes in its contract owners' equity for each of the periods presented herein, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
February 1, 2002

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                 Statement of Assets and Contract Owners' Equity

                                December 31, 2001


ASSETS
Investments at fair value:
    Sub-Accounts:
        Aggressive Growth Trust - 532,356 shares (cost $9,835,157)                            $ 7,037,748
        All Cap Growth Trust - 1,163,381 shares (cost $24,961,264)                             17,159,871
        All Cap Value Trust - 33,816 shares (cost $398,844)                                       426,415
        Balanced Trust - 2,280,977 shares (cost $39,858,805)                                   30,975,672
        Blue Chip Growth Trust - 2,282,080 shares (cost $43,520,512)                           36,125,334
        Capital Appreciation Trust - 33,502 shares (cost $298,031)                                299,845
        Capital Opportunities Trust - 33,938 shares (cost $356,890)                               363,137
        Core Value Trust - 4,174 shares (cost $46,738)                                             49,540
        Diversified Bond Trust - 626,887 shares (cost $6,515,635)                               6,638,730
        Dynamic Growth Trust - 415,250 shares (cost $2,945,188)                                 1,976,588
        Emerging Small Company Trust - 2,695,522 shares (cost $69,953,394)                     70,245,302
        Equity Income Trust - 2,083,938 shares (cost $33,288,979)                              31,529,986
        Equity Index Trust - 4,636,699 shares (cost $74,970,564)                               64,913,790
        Financial Services Trust - 27,015 shares (cost $306,789)                                  314,189
        Fundamental Value Trust - 174,799 shares (cost $2,044,734)                              2,050,391
        Global Bond Trust - 110,606 shares (cost $1,272,585)                                    1,269,754
        Global Equity Trust - 824,245 shares (cost $11,675,591)                                10,715,183
        Global Equity Select Trust - 1,073 shares (cost $11,678)                                   13,095
        Growth Trust - 1,043,823 shares (cost $22,146,475)                                     14,561,330
        Growth and Income Trust - 2,162,744 shares (cost $58,321,088)                          51,711,198
        Health Sciences Trust - 75,141 shares (cost $971,934)                                   1,017,414
        High Grade Bond Trust - 12,710 shares (cost $164,193)                                     158,625
        High Yield Trust - 624,660 shares (cost $6,570,619)                                     6,171,637
        Income and Value Trust - 816,935 shares (cost $9,088,622)                               8,275,552
        International Equity Select Trust - 969 shares (cost $11,429)                              11,647
        International Index Trust - 91,077 shares (cost $857,102)                                 775,973
        International Small Cap Trust - 394,972 shares (cost $4,452,287)                        4,463,179
        International Stock Trust - 2,325,427 shares (cost $24,585,263)                        22,300,841
        International Value Trust - 310,830 shares (cost $3,208,402)                            3,276,153
        Internet Technologies Trust - 218,501 shares (cost $1,333,582)                            828,119
        Investment Quality Bond Trust - 2,502,484 shares (cost $29,095,224)                    29,654,435
        Large Cap Growth Trust - 1,526,714 shares (cost $20,535,042)                           15,099,204
        Lifestyle Aggressive 1000 Trust - 513,652 shares (cost $6,402,873)                      5,311,159
        Lifestyle Balanced 640 Trust - 1,184,854 shares (cost $15,164,099)                     14,004,976
        Lifestyle Conservative 280 Trust - 34,821 shares (cost $446,446)                          450,589
        Lifestyle Growth 820 Trust - 2,307,669 shares (cost $29,916,023)                       25,961,272
        Lifestyle Moderate 460 Trust - 199,584 shares (cost $2,548,853)                         2,416,964

              The Manufacturers Life Insurance Company of America

                             Separate Account Three

                 Statement of Assets and Contract Owners' Equity

                                December 31, 2001

ASSETS (CONTINUED)
Investments at fair value:
    Sub-Accounts:
        Mid Cap Growth Trust - 52,743 shares (cost $555,878)                               $    552,215
        Mid Cap Index Trust - 195,050 shares (cost $2,467,406)                                2,500,541
        Mid Cap Opportunities Trust - 55,599 shares (cost $536,731)                             588,792
        Mid Cap Stock Trust - 330,092 shares (cost $3,511,792)                                3,555,087
        Mid Cap Value Trust - 130,612 shares (cost $1,630,371)                                1,705,795
        Money Market Trust - 8,395,582 shares (cost $83,955,822)                             83,955,822
        Overseas Trust - 738,507 shares (cost $6,284,861)                                     6,321,622
        Pacific Rim Emerging Markets Trust - 1,142,903 shares (cost $8,151,386)               7,600,304
        Quantitative Equity Trust - 3,044,000 shares (cost $68,119,891)                      52,356,792
        Quantitative Mid Cap Trust - 22,937 shares (cost $223,237)                              233,954
        Real Estate Securities Trust - 1,527,185 shares (cost $23,871,452)                   23,701,906
        Science and Technology Trust - 1,685,974 shares (cost $40,385,596)                   21,631,041
        Select Growth Trust - 2,599 shares (cost $28,545)                                        30,872
        Small Cap Index Trust - 213,313 shares (cost $2,411,914)                              2,406,173
        Small Company Blend Trust - 363,471 shares (cost $3,820,492)                          3,990,916
        Small Company Value Trust - 426,133 shares (cost $5,521,216)                          5,880,631
        Small Mid Cap Trust - 1,906 shares (cost $20,977)                                        22,773
        Small Mid Cap Growth Trust - 612 shares (cost $6,755)                                     6,810
        Strategic Bond Trust - 548,490 shares (cost $5,936,756)                               5,890,786
        Strategic Growth Trust - 58,133 shares (cost $641,673)                                  640,623
        Strategic Opportunities Trust - 2,473,091 shares (cost $43,977,722)                  31,259,873
        Tactical Allocation Trust - 45,146 shares (cost $531,262)                               453,266
        Telecommunications Trust - 8,021 shares (cost $64,405)                                   63,603
        Total Return Trust - 520,519 shares (cost $7,159,981)                                 7,224,802
        Total Stock Market Index Trust - 231,803 shares (cost $2,327,017)                     2,269,349
        U.S. Government Securities Trust - 621,247 shares (cost $8,323,333)                   8,523,508
        U.S. Large Cap Value Trust - 899,112 shares (cost $11,515,723)                       11,337,798
        Utilities Trust - 10,013 shares (cost $108,179)                                          93,121
        Value Trust - 877,581 shares (cost $13,436,645)                                      14,453,761
        500 Index Trust - 1,376,837 shares (cost $14,220,359)                                13,506,774
                                                                                           ------------
Total assets                                                                               $801,314,147
                                                                                           ============
CONTRACT OWNERS' EQUITY
Variable life contracts                                                                    $801,314,147
                                                                                           ============

See accompanying notes.

              The Manufacturers Life Insurance Company of America

                             Separate Account Three

         Statements of Operations and Changes in Contract Owners' Equity

                                                                              SUB-ACCOUNT
                                              ---------------------------------------------------------------------------
                                                   AGGRESSIVE GROWTH TRUST                     ALL CAP GROWTH TRUST
                                              ---------------------------------         ---------------------------------
                                               YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
                                               DEC. 31/01           DEC. 31/00           DEC. 31/01           DEC. 31/00
                                              ------------         ------------         ------------         ------------
Income:
Net investment income during the year         $       --           $      --            $    998,403         $  1,203,584
Realized gain (loss) during the year              (276,574)             781,308             (510,682)           1,755,854
Unrealized appreciation (depreciation)
   during the year                              (1,883,802)          (1,388,722)          (5,318,988)          (5,835,143)
                                              ------------         ------------         ------------         ------------
Net increase (decrease) in assets from
   operations                                   (2,160,376)            (607,414)          (4,831,267)          (2,875,705)
                                              ------------         ------------         ------------         ------------
Changes from principal transactions:
    Transfer of net premiums                     2,281,980            2,881,144            3,956,889            5,299,576
    Transfer on terminations                      (523,329)            (306,391)          (1,517,045)          (1,097,397)
    Transfer on policy loans                       (10,538)             (53,389)             (29,837)            (261,519)
    Net interfund transfers                         45,823            3,030,368              628,230            3,919,834
                                              ------------         ------------         ------------         ------------
Net increase (decrease) in assets from
    principal transactions                       1,793,936            5,551,732            3,038,237            7,860,494
                                              ------------         ------------         ------------         ------------

Total increase (decrease) in assets               (366,440)           4,944,318           (1,793,030)           4,984,789

Assets beginning of year                         7,404,188            2,459,870           18,952,901           13,968,112
                                              ------------         ------------         ------------         ------------
Assets end of year                            $  7,037,748         $  7,404,188         $ 17,159,871         $ 18,952,901
                                              ============         ============         ============         ============

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

See accompanying notes.

                                                    SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------
ALL CAP VALUE                                                                                        CAPITAL APPRECIATION
   TRUST                       BALANCED TRUST                        BLUE CHIP GROWTH TRUST                  TRUST
------------         ---------------------------------         ---------------------------------         ------------
PERIOD ENDED          YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED          PERIOD ENDED
DEC. 31/01*           DEC. 31/01           DEC. 31/00           DEC. 31/01           DEC. 31/00           DEC. 31/01*
------------         ------------         ------------         ------------         ------------         ------------
$         75         $    713,899         $  1,922,658         $  2,422,196         $  1,256,181         $       --
        (953)            (899,745)             720,883              (52,580)           1,099,991               (3,268)

      27,571           (3,301,218)          (6,253,446)          (7,668,299)          (3,834,145)               1,814
------------         ------------         ------------         ------------         ------------         ------------
      26,693           (3,487,064)          (3,609,905)          (5,298,683)          (1,477,973)              (1,454)
------------         ------------         ------------         ------------         ------------         ------------

      95,130            3,553,693            4,618,303            9,261,206           10,092,471              120,978
      (7,785)          (3,771,443)          (5,579,871)          (3,366,434)          (2,477,865)              (6,905)
        --                 16,306             (296,021)             (24,895)            (326,876)                --
     312,377             (910,650)          (4,910,092)             526,751            3,417,891              187,226
------------         ------------         ------------         ------------         ------------         ------------
     399,722           (1,112,094)          (6,167,681)           6,396,628           10,705,621              301,299
------------         ------------         ------------         ------------         ------------         ------------
     426,415           (4,599,158)          (9,777,586)           1,097,945            9,227,648              299,845

        --             35,574,830           45,352,416           35,027,389           25,799,741                 --
------------         ------------         ------------         ------------         ------------         ------------
$    426,415         $ 30,975,672         $ 35,574,830         $ 36,125,334         $ 35,027,389         $    299,845
============         ============         ============         ============         ============         ============

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                             SUB-ACCOUNT
                                              -----------------------------------------------------------------------
                                          CAPITAL OPPORTUNITIES   CORE VALUE
                                                 TRUST               TRUST               DIVERSIFIED BOND TRUST
                                              -----------------------------------------------------------------------
                                              PERIOD ENDED        PERIOD ENDED        YEAR ENDED           YEAR ENDED
                                              DEC. 31/01*         DEC. 31/01**        DEC. 31/01           DEC. 31/00
                                              -----------         -----------         -----------         -----------
Income:
Net investment income during the year         $      --           $       123         $   228,405         $   236,515
Realized gain (loss) during the year               (3,137)                 46             (51,790)            (34,002)
Unrealized appreciation (depreciation)
   during the year                                  6,247               2,802             124,248              45,990
                                              -----------         -----------         -----------         -----------
Net increase (decrease) in assets from
   operations                                       3,110               2,971             300,863             248,503
                                              -----------         -----------         -----------         -----------
Changes from principal transactions:
    Transfer of net premiums                      111,183               2,313           1,625,526             815,715
    Transfer on terminations                        2,937                (830)           (338,697)           (127,254)
    Transfer on policy loans                         --                  --               (18,695)            (39,836)
    Net interfund transfers                       245,907              45,086           1,805,608             623,649
                                              -----------         -----------         -----------         -----------
Net increase (decrease) in assets from
    principal transactions                        360,027              46,569           3,073,742           1,272,274
                                              -----------         -----------         -----------         -----------
Total increase (decrease) in assets               363,137              49,540           3,374,605           1,520,777

Assets beginning of year                             --                  --             3,264,125           1,743,348
                                              -----------         -----------         -----------         -----------
Assets end of year                            $   363,137         $    49,540         $ 6,638,730         $ 3,264,125
                                              ===========         ===========         ===========         ===========

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.
** Reflects the period from commencement of operations July 16, 2001 through December 31, 2001.
*** Reflects the period from commencement of operations May 2, 2000 through December 31, 2000.

See accompanying notes.

                                                        SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------------
                                                      EMERGING SMALL
        DYNAMIC GROWTH TRUST                          COMPANY TRUST                             EQUITY INCOME TRUST
---------------------------------------------------------------------------------------------------------------------------
  YEAR ENDED          PERIOD ENDED           YEAR ENDED            YEAR ENDED            YEAR ENDED            YEAR ENDED
  DEC. 31/01          DEC. 31/00***          DEC. 31/01            DEC. 31/00            DEC. 31/01            DEC. 31/00
-------------         -------------         -------------         -------------         -------------         -------------
$       2,669         $        --           $   2,989,181         $  10,861,111         $   3,013,469         $   2,760,281
     (362,746)              (34,245)              523,643             6,301,844               165,555               (80,630)

     (438,379)             (530,220)          (24,618,446)          (20,697,016)           (2,788,075)              150,879
-------------         -------------         -------------         -------------         -------------         -------------

     (798,456)             (564,465)          (21,105,622)           (3,534,061)              390,949             2,830,530
-------------         -------------         -------------         -------------         -------------         -------------

      690,350             1,038,582             8,226,969            10,324,298             4,698,752             3,349,523
     (127,695)             (116,055)           (7,911,365)          (11,469,437)           (2,328,113)           (1,273,761)
      (28,461)              (44,428)             (330,245)           (1,229,828)              (50,148)              (53,101)
      759,188             1,168,028            (2,344,218)           (2,950,927)            2,870,548              (900,697)
-------------         -------------         -------------         -------------         -------------         -------------

    1,293,382             2,046,127            (2,358,859)           (5,325,894)            5,191,039             1,121,964
-------------         -------------         -------------         -------------         -------------         -------------

      494,926             1,481,662           (23,464,481)           (8,859,955)            5,581,988             3,952,494

    1,481,662                  --              93,709,783           102,569,738            25,947,998            21,995,504
-------------         -------------         -------------         -------------         -------------         -------------
$   1,976,588         $   1,481,662         $  70,245,302         $  93,709,783         $  31,529,986         $  25,947,998
=============         =============         =============         =============         =============         =============

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                              SUB-ACCOUNT
                                              ---------------------------------------------------------------------------
                                                                                    FINANCIAL SERVICES       FUNDAMENTAL
                                                      EQUITY INDEX TRUST                   TRUST             VALUE TRUST
                                              ---------------------------------------------------------------------------
                                               YEAR ENDED           YEAR ENDED          PERIOD ENDED         PERIOD ENDED
                                               DEC. 31/01           DEC. 31/00           DEC. 31/01*          DEC. 31/01*
                                              ------------         ------------         ------------         ------------
Income:
Net investment income during the year         $  1,793,940         $    221,869         $         86         $       --
Realized gain (loss) during the year               319,126            2,696,756               (4,404)              (4,158)
Unrealized appreciation (depreciation)
   during the year                             (11,632,054)         (10,555,450)               7,400                5,656
                                              ------------         ------------         ------------         ------------
Net increase (decrease) in assets from
   operations                                   (9,518,988)          (7,636,825)               3,082                1,498
                                              ------------         ------------         ------------         ------------
Changes from principal transactions:

    Transfer of net premiums                    10,090,870           15,766,592               77,874              347,214
    Transfer on terminations                    (6,060,140)          (6,954,587)              (8,872)             (41,760)
    Transfer on policy loans                      (122,471)            (248,765)                (746)              (2,237)
    Net interfund transfers                     (3,841,934)          (1,523,237)             242,851            1,745,676
                                              ------------         ------------         ------------         ------------
Net increase (decrease) in assets from
    principal transactions                          66,325            7,040,003              311,107            2,048,893
                                              ------------         ------------         ------------         ------------
Total increase (decrease) in assets             (9,452,663)            (596,822)             314,189            2,050,391

Assets beginning of year                        74,366,453           74,963,275                 --                   --
                                              ------------         ------------         ------------         ------------
Assets end of year                            $ 64,913,790         $ 74,366,453         $    314,189         $  2,050,391
                                              ============         ============         ============         ============

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.
** Reflects the period from commencement of operations July 16, 2001 through December 31, 2001.

See accompanying notes.

                                         SUB-ACCOUNT
------------------------------------------------------------------------------------------------
                                                                                   GLOBAL EQUITY
         GLOBAL BOND TRUST                       GLOBAL EQUITY TRUST                SELECT TRUST
------------------------------------------------------------------------------------------------
 YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED          PERIOD ENDED
 DEC. 31/01           DEC. 31/00           DEC. 31/01           DEC. 31/00          DEC. 31/01**
------------         ------------         ------------         ------------         ------------
$       --           $     18,358         $  1,777,032         $  1,026,287         $       --
      (3,942)              (7,326)          (1,809,979)            (631,106)                  32

       1,055                4,720           (1,826,021)             740,951                1,417
------------         ------------         ------------         ------------         ------------

      (2,887)              15,752           (1,858,968)           1,136,132                1,449
------------         ------------         ------------         ------------         ------------

     513,599              220,199            2,464,096            2,106,572                 --
     (75,372)             (33,905)          (1,351,234)            (515,552)                (343)
        (121)              (2,085)             (21,958)             (14,792)                --
     100,923              (39,466)             305,763            1,068,265               11,989
------------         ------------         ------------         ------------         ------------

     539,029              144,743            1,396,667            2,644,493               11,646
------------         ------------         ------------         ------------         ------------

     536,142              160,495             (462,301)           3,780,625               13,095

     733,612              573,117           11,177,484            7,396,859                 --
------------         ------------         ------------         ------------         ------------
$  1,269,754         $    733,612         $ 10,715,183         $ 11,177,484         $     13,095
============         ============         ============         ============         ============

              The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                              SUB-ACCOUNT
                                              ---------------------------------------------------------------------------
                                                         GROWTH TRUST                       GROWTH AND INCOME TRUST
                                              ---------------------------------         ---------------------------------
                                               YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
                                               DEC. 31/01           DEC. 31/00           DEC. 31/01           DEC. 31/00
                                              ------------         ------------         ------------         ------------
Income:
Net investment income during the year         $       --           $  1,603,161         $  2,743,694         $  3,025,404
Realized gain (loss) during the year            (1,453,148)             695,686              551,538              985,560
Unrealized appreciation (depreciation)
   during the year                              (2,298,076)          (8,128,839)          (9,504,160)          (7,885,806)
                                              ------------         ------------         ------------         ------------
Net increase (decrease) in assets from
   operations                                   (3,751,224)          (5,829,992)          (6,208,928)          (3,874,842)
                                              ------------         ------------         ------------         ------------
Changes from principal transactions:

    Transfer of net premiums                     4,107,592            6,069,409            9,769,331           11,665,612
    Transfer on terminations                    (1,766,097)          (1,297,222)          (4,241,463)          (3,632,508)
    Transfer on policy loans                       (20,212)            (120,470)            (138,888)            (666,144)
    Net interfund transfers                       (491,472)           3,009,403               34,361            1,931,597
                                              ------------         ------------         ------------         ------------
Net increase (decrease) in assets from
    principal transactions                       1,829,811            7,661,120            5,423,341            9,298,557
                                              ------------         ------------         ------------         ------------

Total increase (decrease) in assets             (1,921,413)           1,831,128             (785,587)           5,423,715

Assets beginning of year                        16,482,743           14,651,615           52,496,785           47,073,070
                                              ------------         ------------         ------------         ------------
Assets end of year                            $ 14,561,330         $ 16,482,743         $ 51,711,198         $ 52,496,785
                                              ============         ============         ============         ============

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.
** Reflects the period from commencement of operations July 16, 2001 through December 31, 2001.

See accompanying notes.

                                                  SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------
HEALTH SCIENCES      HIGH GRADE
   TRUST             BOND TRUST                 HIGH YIELD TRUST                    INCOME AND VALUE TRUST
---------------------------------------------------------------------------------------------------------------
PERIOD ENDED        PERIOD ENDED        YEAR ENDED          YEAR ENDED          YEAR ENDED           YEAR ENDED
DEC. 31/01*         DEC. 31/01**        DEC. 31/01          DEC. 31/00          DEC. 31/01           DEC. 31/00
-----------         -----------         -----------         -----------         -----------         -----------
$      --           $     5,145         $   499,808         $    14,646         $   315,493         $ 1,092,315

       (530)                 36            (929,040)            (62,640)           (145,567)            (16,392)

     45,481              (5,568)            126,462            (346,754)            (68,156)           (833,733)
-----------         -----------         -----------         -----------         -----------         -----------

     44,951                (387)           (302,770)           (394,748)            101,770             242,190
-----------         -----------         -----------         -----------         -----------         -----------

    328,733              85,889           1,141,776           1,336,937           1,711,255           1,131,379

     (7,534)             (3,708)           (337,768)           (275,933)           (688,096)           (459,846)
       (746)               --               (16,667)            (56,383)              3,689             (15,719)
    652,010              76,831           1,071,298             182,737           1,164,672             329,751
-----------         -----------         -----------         -----------         -----------         -----------

    972,463             159,012           1,858,639           1,187,358           2,191,520             985,565
-----------         -----------         -----------         -----------         -----------         -----------

  1,017,414             158,625           1,555,869             792,610           2,293,290           1,227,755

       --                  --             4,615,768           3,823,158           5,982,262           4,754,507
-----------         -----------         -----------         -----------         -----------         -----------
$ 1,017,414         $   158,625         $ 6,171,637         $ 4,615,768         $ 8,275,552         $ 5,982,262
===========         ===========         ===========         ===========         ===========         ===========

              The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                        SUB-ACCOUNT
                                                  -----------------------------------------------------
                                             INTERNATIONAL EQUITY
                                                 SELECT TRUST            INTERNATIONAL INDEX TRUST
                                                  -----------------------------------------------------
                                                 PERIOD ENDED          YEAR ENDED           PERIOD ENDED
                                                 DEC. 31/01**          DEC. 31/01           DEC. 31/00***
                                                  ---------             ---------             ---------
Income:
Net investment income during the year             $    --               $   8,893             $   2,220
Realized gain (loss) during the year                   --                 (29,221)                 (982)
Unrealized appreciation (depreciation)
   during the year                                      218               (74,519)               (6,610)
                                                  ---------             ---------             ---------
Net increase (decrease) in assets from
   operations                                           218               (94,847)               (5,372)
                                                  ---------             ---------             ---------
Changes from principal transactions:

    Transfer of net premiums                          1,388               494,384               125,117
    Transfer on terminations                            (91)              (40,269)               (5,611)
    Transfer on policy loans                           --                  (2,092)               (6,792)
    Net interfund transfers                          10,132               259,859                51,596
                                                  ---------             ---------             ---------
Net increase (decrease) in assets from
    principal transactions                           11,429               711,882               164,310
                                                  ---------             ---------             ---------

Total increase (decrease) in assets                  11,647               617,035               158,938

Assets beginning of year                               --                 158,938                  --
                                                  ---------             ---------             ---------
Assets end of year                                $  11,647             $ 775,973             $ 158,938
                                                  =========             =========             =========

** Reflects the period from commencement of operations July 16, 2001 through December 31, 2001.
*** Reflects the period from commencement of operations May 2, 2000 through December 31, 2000.

See accompanying notes.

                                                      SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------
  INTERNATIONAL SMALL CAP TRUST               INTERNATIONAL STOCK TRUST                 INTERNATIONAL VALUE TRUST
---------------------------------         ---------------------------------         ---------------------------------
 YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
 DEC. 31/01           DEC. 31/00           DEC. 31/01           DEC. 31/00           DEC. 31/01           DEC. 31/00
------------         ------------         ------------         ------------         ------------         ------------
$       --           $  1,275,987         $  1,090,518         $    141,854         $     54,398         $      4,865

  (3,288,079)            (941,463)          (7,216,325)           1,979,909             (210,611)             (24,646)

   1,314,459           (2,864,772)             365,926           (7,021,945)              34,326                 (339)
------------         ------------         ------------         ------------         ------------         ------------

  (1,973,620)          (2,530,248)          (5,759,881)          (4,900,182)            (121,887)             (20,120)
------------         ------------         ------------         ------------         ------------         ------------

   1,084,447            2,151,313            3,898,723            4,769,383              950,753              970,793
    (413,237)            (399,289)          (2,219,458)          (2,042,903)            (169,012)             (57,439)
     (14,848)            (227,364)               1,343             (319,996)                 577               (6,340)
    (844,387)           2,099,442             (282,829)             306,879            1,002,770              268,631
------------         ------------         ------------         ------------         ------------         ------------

    (188,025)           3,624,102            1,397,779            2,713,363            1,785,088            1,175,645
------------         ------------         ------------         ------------         ------------         ------------

  (2,161,645)           1,093,854           (4,362,102)          (2,186,819)           1,663,201            1,155,525

   6,624,824            5,530,970           26,662,943           28,849,762            1,612,952              457,427
------------         ------------         ------------         ------------         ------------         ------------
$  4,463,179         $  6,624,824         $ 22,300,841         $ 26,662,943         $  3,276,153         $  1,612,952
============         ============         ============         ============         ============         ============

              The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                             SUB-ACCOUNT
                                              ---------------------------------------------------------------------------
                                                   INTERNET TECHNOLOGIES                    INVESTMENT QUALITY BOND
                                                           TRUST                                      TRUST
                                              ---------------------------------         ---------------------------------
                                               YEAR ENDED          PERIOD ENDED          YEAR ENDED           YEAR ENDED
                                               DEC. 31/01          DEC. 31/00***         DEC. 31/01           DEC. 31/00
                                              ------------         ------------         ------------         ------------
Income:
Net investment income during the year         $       --           $       --           $  1,683,400         $  1,764,230
Realized gain (loss) during the year              (208,650)                (156)             (24,658)             (65,106)
Unrealized appreciation (depreciation)
   during the year                                 (88,889)            (416,574)             313,096              543,010
                                              ------------         ------------         ------------         ------------
Net increase (decrease) in assets from
   operations                                     (297,539)            (416,730)           1,971,838            2,242,134
                                              ------------         ------------         ------------         ------------
Changes from principal transactions:

    Transfer of net premiums                       546,771              613,893            3,770,528            3,717,837
    Transfer on terminations                       (79,753)             (49,773)          (3,002,758)          (2,138,923)
    Transfer on policy loans                       (24,220)              (4,746)              81,759             (183,365)
    Net interfund transfers                         38,743              501,473              266,094             (247,524)
                                              ------------         ------------         ------------         ------------
Net increase (decrease) in assets from
    principal transactions                         481,541            1,060,847            1,115,623            1,148,025
                                              ------------         ------------         ------------         ------------

Total increase (decrease) in assets                184,002              644,117            3,087,461            3,390,159

Assets beginning of year                           644,117                 --             26,566,974           23,176,815
                                              ------------         ------------         ------------         ------------
Assets end of year                            $    828,119         $    644,117         $ 29,654,435         $ 26,566,974
                                              ============         ============         ============         ============

*** Reflects the period from commencement of operations May 2, 2000 through December 31, 2000.

See accompanying notes.

                                                     SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------
         LARGE CAP GROWTH                     LIFESTYLE AGGRESSIVE 1000                   LIFESTYLE BALANCED 640
              TRUST                                    TRUST                                      TRUST
---------------------------------         ---------------------------------         ---------------------------------
 YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
 DEC. 31/01           DEC. 31/00           DEC. 31/01           DEC. 31/00           DEC. 31/01           DEC. 31/00
------------         ------------         ------------         ------------         ------------         ------------
$    543,947         $  1,441,638         $    388,350         $    216,326         $    840,004         $    569,650
    (336,972)              21,675             (133,768)              (9,437)             (20,180)              86,155

  (2,863,856)          (3,593,685)            (953,443)            (443,010)          (1,277,862)            (472,949)
  ----------           ----------             --------             --------           ----------             --------
  (2,656,881)          (2,130,372)            (698,861)            (236,121)            (458,038)             182,856
  ----------           ----------             --------             --------             --------              -------

   4,635,266            4,930,460            1,704,419            1,402,412            4,382,335            3,308,556
  (1,385,959)            (935,574)            (497,645)            (465,958)          (1,205,129)            (883,442)
     (28,148)            (149,564)             (10,477)              (1,220)             (34,338)            (122,975)
   1,438,904            4,710,968              162,573               (2,198)           1,404,753             (805,706)
   ---------            ---------              -------               -------           ---------             --------
   4,660,063            8,556,290            1,358,870              933,036            4,547,621            1,496,433
   ---------            ---------            ---------              -------            ---------            ---------
   2,003,182            6,425,918              660,009              696,915            4,089,583            1,679,289

  13,096,022            6,670,104            4,651,150            3,954,235            9,915,393            8,236,104
------------         ------------         ------------         ------------         ------------         ------------
$ 15,099,204         $ 13,096,022         $  5,311,159         $  4,651,150         $ 14,004,976         $  9,915,393
============         ============         ============         ============         ============         ============

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                              SUB-ACCOUNT
                                              ---------------------------------------------------------------------------
                                                 LIFESTYLE CONSERVATIVE 280                    LIFESTYLE GROWTH 820
                                                            TRUST                                     TRUST
                                              ---------------------------------         ---------------------------------
                                               YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
                                               DEC. 31/01           DEC. 31/00           DEC. 31/01           DEC. 31/00
                                              ------------         ------------         ------------         ------------
Income:
Net investment income during the year         $      7,507         $     13,788         $  2,133,146         $  1,673,771
Realized gain (loss) during the year                (2,326)                (844)            (779,392)              79,771
Unrealized appreciation (depreciation)
   during the year                                   3,395                2,739           (3,528,898)          (2,474,203)
                                              ------------         ------------         ------------         ------------
Net increase (decrease) in assets from
   operations                                        8,576               15,683           (2,175,144)            (720,661)
                                              ------------         ------------         ------------         ------------
Changes from principal transactions:

    Transfer of net premiums                       374,546               30,443            7,605,366            5,916,596
    Transfer on terminations                       (27,728)              (9,144)          (4,069,271)          (2,038,161)
    Transfer on policy loans                          --                   --                256,322             (134,239)
    Net interfund transfers                       (127,414)              70,433              522,569              127,472
                                              ------------         ------------         ------------         ------------
Net increase (decrease) in assets from
    principal transactions                         219,404               91,732            4,314,986            3,871,668
                                              ------------         ------------         ------------         ------------

Total increase (decrease) in assets                227,980              107,415            2,139,842            3,151,007

Assets beginning of year                           222,609              115,194           23,821,430           20,670,423
                                              ------------         ------------         ------------         ------------
Assets end of year                            $    450,589         $    222,609         $ 25,961,272         $ 23,821,430
                                              ============         ============         ============         ============

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.
*** Reflects the period from commencement of operations May 2, 2000 through December 31, 2000.

See accompanying notes.

                                                   SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------
    LIFESTYLE MODERATE 460                MID CAP                                           MID CAP OPPORTUNITIES
             TRUST                      GROWTH TRUST              MID CAP INDEX TRUST                 TRUST
---------------------------------------------------------------------------------------------------------------
 YEAR ENDED          YEAR ENDED         PERIOD ENDED        YEAR ENDED         PERIOD ENDED         PERIOD ENDED
 DEC. 31/01          DEC. 31/00         DEC. 31/01*         DEC. 31/01         DEC. 31/00***        DEC. 31/01*
-----------         -----------         -----------         -----------         -----------         -----------
$   110,107         $   164,841         $        --         $    15,781         $     9,975         $        --


    (36,040)             (8,201)             (7,118)            (80,613)              2,568              (1,753)

    (89,626)            (93,118)             (3,663)             38,888              (5,753)             52,061
-----------         -----------         -----------         -----------         -----------         -----------

    (15,559)             63,522             (10,781)            (25,944)              6,790              50,308
-----------         -----------         -----------         -----------         -----------         -----------

    828,356             499,839             141,446             563,684              62,405              62,205
   (146,711)           (278,844)            (10,451)            (70,740)            (18,904)             (6,427)
     68,632              (4,505)             (1,491)             (4,490)                 --                  --
     91,509              34,843             433,492           1,487,325             500,415             482,706
-----------         -----------         -----------         -----------         -----------         -----------

    841,786             251,333             562,996           1,975,779             543,916             538,484
-----------         -----------         -----------         -----------         -----------         -----------

    826,227             314,855             552,215           1,949,835             550,706             588,792

  1,590,737           1,275,882                  --             550,706                  --                  --
-----------         -----------         -----------         -----------         -----------         -----------
$ 2,416,964         $ 1,590,737         $   552,215         $ 2,500,541         $   550,706         $   588,792
===========         ===========         ===========         ===========         ===========         ===========

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                               SUB-ACCOUNT
                                           ------------------------------------------------------------------------------------
                                                                                 MID CAP
                                                 MID CAP STOCK TRUST           VALUE TRUST            MONEY MARKET TRUST
                                           ------------------------------------------------------------------------------------
                                            YEAR ENDED        YEAR ENDED       PERIOD ENDED       YEAR ENDED        YEAR ENDED
                                            DEC. 31/01        DEC. 31/00       DEC. 31/01*        DEC. 31/01        DEC. 31/00
                                           ------------      ------------      ------------      ------------      ------------
Income:
Net investment income during the year      $         --      $         --      $      3,568      $  2,437,207      $  2,837,122
Realized gain (loss) during the year           (182,164)            4,809              (203)               --                --
Unrealized appreciation (depreciation)
   during the year                              118,888           (82,824)           75,425                --                --
                                           ------------      ------------      ------------      ------------      ------------
Net increase (decrease) in assets from
   operations                                   (63,276)          (78,015)           78,790         2,437,207         2,837,122
                                           ------------      ------------      ------------      ------------      ------------
Changes from principal transactions:

    Transfer of net premiums                  1,002,409         1,209,637           258,014        65,123,257        60,929,701
    Transfer on terminations                   (187,920)          (70,213)          (26,156)      (10,140,660)       (7,374,966)
    Transfer on policy loans                    (10,150)           (1,970)               --        (3,343,393)         (602,642)
    Net interfund transfers                   1,070,600           497,797         1,395,147       (34,019,575)      (37,492,208)
                                           ------------      ------------      ------------      ------------      ------------
Net increase (decrease) in assets from
    principal transactions                    1,874,939         1,635,251         1,627,005        17,619,629        15,459,885
                                           ------------      ------------      ------------      ------------      ------------

Total increase (decrease) in assets           1,811,663         1,557,236         1,705,795        20,056,836        18,297,007

Assets beginning of year                      1,743,424           186,188                --        63,898,986        45,601,979
                                           ------------      ------------      ------------      ------------      ------------
Assets end of year                         $  3,555,087      $  1,743,424      $  1,705,795      $ 83,955,822      $ 63,898,986
                                           ============      ============      ============      ============      ============

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

See accompanying notes.

                                                    SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------
                                                    PACIFIC RIM
          OVERSEAS TRUST                       EMERGING MARKETS TRUST                   QUANTITATIVE EQUITY TRUST
---------------------------------         ---------------------------------         ---------------------------------
 YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
 DEC. 31/01           DEC. 31/00           DEC. 31/01           DEC. 31/00           DEC. 31/01           DEC. 31/00
------------         ------------         ------------         ------------         ------------         ------------
$    592,006         $    410,096         $     32,951         $     37,735         $  8,592,412         $  8,207,833
  (2,314,964)            (743,314)          (2,930,761)           1,142,246              160,429            3,373,479

     310,847             (806,861)           1,175,536           (3,893,747)         (24,331,381)          (7,729,114)
------------         ------------         ------------         ------------         ------------         ------------

  (1,412,111)          (1,140,079)          (1,722,274)          (2,713,766)         (15,578,540)           3,852,198
------------         ------------         ------------         ------------         ------------         ------------

   1,448,316            2,507,305            1,289,621            1,890,887            8,102,224            8,153,108
    (455,736)            (284,281)            (685,431)            (692,836)          (5,795,856)          (8,068,279)
     (34,360)            (199,359)             (12,847)             (93,909)            (608,974)            (437,721)
    (150,626)           1,670,197             (518,291)             349,025             (298,597)           1,180,710
------------         ------------         ------------         ------------         ------------         ------------

     807,594            3,693,862               73,052            1,453,167            1,398,797              827,818
------------         ------------         ------------         ------------         ------------         ------------

    (604,517)           2,553,783           (1,649,222)          (1,260,599)         (14,179,743)           4,680,016

   6,926,139            4,372,356            9,249,526           10,510,125           66,536,535           61,856,519
------------         ------------         ------------         ------------         ------------         ------------
$  6,321,622         $  6,926,139         $  7,600,304         $  9,249,526         $ 52,356,792         $ 66,536,535
============         ============         ============         ============         ============         ============

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                                SUB-ACCOUNT
                                           ------------------------------------------------------------------------------------
                                           QUANTITATIVE                                                   SCIENCE AND
                                           MID CAP TRUST      REAL ESTATE SECURITIES TRUST              TECHNOLOGY TRUST
                                           ------------------------------------------------------------------------------------
                                           PERIOD ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                           DEC. 31/01*        DEC. 31/01        DEC. 31/00        DEC. 31/01        DEC. 31/00
                                           ------------      ------------      ------------      ------------      ------------
Income:
Net investment income during the year      $         --      $    746,285      $    725,501      $  1,203,870      $    875,644
Realized gain (loss) during the year               (395)         (395,929)         (368,039)       (8,654,548)        4,226,679
Unrealized appreciation (depreciation)
   during the year                               10,718           290,049         4,345,939        (5,654,641)      (19,928,665)
                                          ------------      ------------      ------------      ------------      ------------

Net increase (decrease) in assets from
   operations                                    10,323           640,405         4,703,401       (13,105,319)      (14,826,342)
                                           ------------      ------------      ------------      ------------      ------------
Changes from principal transactions:

    Transfer of net premiums                    163,892         2,755,868         2,709,003         6,810,840        11,215,089
    Transfer on terminations                       (800)       (3,131,725)       (1,866,577)       (2,006,086)       (2,826,592)

    Transfer on policy loans                         --          (157,802)         (245,678)         (163,297)         (405,481)
    Net interfund transfers                      60,539            99,125          (847,081)          798,743         9,680,246
                                           ------------      ------------      ------------      ------------      ------------
Net increase (decrease) in assets from
    principal transactions                      223,631          (434,534)         (250,333)        5,440,200        17,663,262
                                           ------------      ------------      ------------      ------------      ------------

Total increase (decrease) in assets             233,954           205,871         4,453,068        (7,665,119)        2,836,920

Assets beginning of year                             --        23,496,035        19,042,967        29,296,160        26,459,240
                                           ------------      ------------      ------------      ------------      ------------
Assets end of year                         $    233,954      $ 23,701,906      $ 23,496,035      $ 21,631,041      $ 29,296,160
                                           ============      ============      ============      ============      ============

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.
** Reflects the period from commencement of operations July 16, 2001 through December 31, 2001.
*** Reflects the period from commencement of operations May 2, 2000 through December 31, 2000.

See accompanying notes.

                                                         SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
   SELECT                                                     SMALL COMPANY BLEND                   SMALL COMPANY VALUE
GROWTH TRUST            SMALL CAP INDEX TRUST                        TRUST                                 TRUST
-----------------------------------------------------------------------------------------------------------------------------
PERIOD ENDED       YEAR ENDED        PERIOD ENDED        YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
DEC. 31/01**       DEC. 31/01        DEC. 31/00***       DEC. 31/01         DEC. 31/00         DEC. 31/01         DEC. 31/00
-----------        -----------        -----------        -----------        -----------        -----------        -----------
$        --        $    37,973        $     5,143        $    11,383        $   166,689        $     7,567        $     2,245
         34           (108,835)            (1,758)          (642,184)          (184,160)            24,674             93,029
      2,328              4,431            (10,171)           732,967           (603,705)           211,763             48,360
-----------        -----------        -----------        -----------        -----------        -----------        -----------

      2,362            (66,431)            (6,786)           102,166           (621,176)           244,004            143,634
-----------        -----------        -----------        -----------        -----------        -----------        -----------

         --            695,528             94,350            953,171          1,152,722          1,403,524            747,241
       (365)           (58,515)            (6,716)          (213,793)           (46,909)          (454,034)          (104,932)
         --             (2,104)            (3,396)            (3,343)           (27,509)           (89,164)            (9,018)
     28,875          1,682,151             78,092          1,358,981            954,977          1,656,901          1,241,872
-----------        -----------        -----------        -----------        -----------        -----------        -----------

     28,510          2,317,060            162,330          2,095,016          2,033,281          2,517,227          1,875,163
-----------        -----------        -----------        -----------        -----------        -----------        -----------

     30,872          2,250,629            155,544          2,197,182          1,412,105          2,761,231          2,018,797
         --            155,544                 --          1,793,734            381,629          3,119,400          1,100,603
-----------        -----------        -----------        -----------        -----------        -----------        -----------
$    30,872        $ 2,406,173        $   155,544        $ 3,990,916        $ 1,793,734        $ 5,880,631        $ 3,119,400
===========        ===========        ===========        ===========        ===========        ===========        ===========

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                                SUB-ACCOUNT
                                                ----------------------------------------------------------------------------
                                                 SMALL MID            SMALL MID CAP
                                                 CAP TRUST            GROWTH TRUST               STRATEGIC BOND TRUST
                                                ----------------------------------------------------------------------------
                                                PERIOD ENDED          PERIOD ENDED         YEAR ENDED             YEAR ENDED
                                                DEC. 31/01**          DEC. 31/01**         DEC. 31/01             DEC. 31/00
                                                -----------           -----------          -----------           -----------
Income:
Net investment income during the year           $         1           $        --          $   394,888           $   286,876
Realized gain (loss) during the year                     18                    --              (81,265)              (66,380)
Unrealized appreciation (depreciation)
   during the year                                    1,796                    55               15,518                61,320
                                                -----------           -----------          -----------           -----------
Net increase (decrease) in assets from
   operations                                         1,815                    55              329,141               281,816
                                                -----------           -----------          -----------           -----------
Changes from principal transactions:

    Transfer of net premiums                            925                    --            1,083,745             1,165,949
    Transfer on terminations                           (399)                   --             (553,860)             (235,557)
    Transfer on policy loans                             --                    --              (21,625)              (45,301)
    Net interfund transfers                          20,432                 6,755              100,755               304,387
                                                -----------           -----------          -----------           -----------

Net increase (decrease) in assets from
    principal transactions                           20,958                 6,755              609,015             1,189,478
                                                -----------           -----------          -----------           -----------

Total increase (decrease) in assets                  22,773                 6,810              938,156             1,471,294

Assets beginning of year                                 --                    --            4,952,630             3,481,336
                                                -----------           -----------          -----------           -----------
Assets end of year                              $    22,773           $     6,810          $ 5,890,786           $ 4,952,630
                                                ===========           ===========          ===========           ===========

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.
** Reflects the period from commencement of operations July 16, 2001 through December 31, 2001.
*** Reflects the period from commencement of operations May 2, 2000 through December 31, 2000.

See accompanying notes.

                                                      SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------
  STRATEGIC                STRATEGIC OPPORTUNITIES                     TACTICAL ALLOCATION           TELECOMMUNICATIONS
GROWTH TRUST                       TRUST                                     TRUST                          TRUST
------------         ---------------------------------         ---------------------------------         ------------
PERIOD ENDED          YEAR ENDED           YEAR ENDED           YEAR ENDED         PERIOD ENDED          PERIOD ENDED
DEC. 31/01*           DEC. 31/01           DEC. 31/00           DEC. 31/01         DEC. 31/00***          DEC. 31/01*
------------         ------------         ------------         ------------         ------------         ------------
$         --         $  4,829,644         $  4,905,140         $      3,024         $     11,333         $         --
      (6,143)            (939,512)            (440,187)              (7,137)                 (20)                (773)

      (1,050)          (9,296,726)          (6,852,403)             (53,200)             (24,796)                (802)
------------         ------------         ------------         ------------         ------------         ------------

      (7,193)          (5,406,594)          (2,387,450)             (57,313)             (13,483)              (1,575)
------------         ------------         ------------         ------------         ------------         ------------

     132,161            6,338,370            5,698,436              168,737              270,846               10,085
     (15,101)          (3,388,636)          (2,255,941)             (42,733)              (7,090)              (1,870)
          --             (108,983)            (210,773)              (5,586)              (3,393)                  --
     530,756              (32,555)             333,630               72,993               70,288               56,963
------------         ------------         ------------         ------------         ------------         ------------

     647,816            2,808,196            3,565,352              193,411              330,651               65,178
------------         ------------         ------------         ------------         ------------         ------------

     640,623           (2,598,398)           1,177,902              136,098              317,168               63,603
          --           33,858,271           32,680,369              317,168                   --                   --
------------         ------------         ------------         ------------         ------------         ------------
$    640,623         $ 31,259,873         $ 33,858,271         $    453,266         $    317,168         $     63,603
============         ============         ============         ============         ============         ============

              The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                                 SUB-ACCOUNT
                                                -----------------------------------------------------------------------------
                                                                                                       TOTAL STOCK
                                                       TOTAL RETURN TRUST                          MARKET INDEX TRUST
                                                ---------------------------------           ---------------------------------
                                                YEAR ENDED            YEAR ENDED            YEAR ENDED           PERIOD ENDED
                                                DEC. 31/01            DEC. 31/00            DEC. 31/01           DEC. 31/00***
                                                -----------           -----------           -----------           -----------
Income:
Net investment income during the year           $   151,288           $    29,836           $    17,140           $     2,748
Realized gain (loss) during the year                268,978                 6,187              (100,210)                 (239)
Unrealized appreciation (depreciation)
   during the year                                  (81,071)              145,527               (34,713)              (22,955)
                                                -----------           -----------           -----------           -----------
Net increase (decrease) in assets from
   operations                                       339,195               181,550              (117,783)              (20,446)
                                                -----------           -----------           -----------           -----------
Changes from principal transactions:

    Transfer of net premiums                      1,878,907               800,492               871,757               199,595
    Transfer on terminations                       (306,084)              (68,577)             (125,929)               (9,092)
    Transfer on policy loans                           (732)              (48,429)              (11,062)                   --
    Net interfund transfers                       2,952,686             1,016,257             1,358,533               123,776
                                                -----------           -----------           -----------           -----------
Net increase (decrease) in assets from
    principal transactions                        4,524,777             1,699,743             2,093,299               314,279
                                                -----------           -----------           -----------           -----------

Total increase (decrease) in assets               4,863,972             1,881,293             1,975,516               293,833

Assets beginning of year                          2,360,830               479,537               293,833                    --
                                                -----------           -----------           -----------           -----------
Assets end of year                              $ 7,224,802           $ 2,360,830           $ 2,269,349           $   293,833
                                                ===========           ===========           ===========           ===========

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.
*** Reflects the period from commencement of operations May 2, 2000 through December 31, 2000.

See accompanying notes.

                                                          SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------------
        U.S. GOVERNMENT                    U.S. LARGE CAP VALUE              UTILITIES
        SECURITIES TRUST                           TRUST                       TRUST                     VALUE TRUST
-------------------------------       -------------------------------       ------------       -------------------------------
 YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED        PERIOD ENDED        YEAR ENDED         YEAR ENDED
 DEC. 31/01         DEC. 31/00         DEC. 31/01         DEC. 31/00         DEC. 31/01*        DEC. 31/01         DEC. 31/00
------------       ------------       ------------       ------------       ------------       ------------       ------------
$    358,458       $    319,991       $     93,316       $     30,478       $        466       $    393,971       $         --
       6,248            (33,921)            22,912              2,018             (1,344)           245,518           (204,029)
      76,680            189,826           (309,297)            35,510            (15,058)          (370,126)         1,955,231
------------       ------------       ------------       ------------       ------------       ------------       ------------

     441,386            475,896           (193,069)            68,006            (15,936)           269,363          1,751,202
------------       ------------       ------------       ------------       ------------       ------------       ------------

   2,243,613          1,442,818          3,065,164          3,097,133             41,489          3,138,784          1,668,925
    (522,634)          (420,953)          (705,239)          (306,562)            (3,751)        (1,041,187)          (372,336)
     (29,512)             1,677             (5,200)            (6,546)                --           (100,503)          (118,965)
   1,043,244           (710,743)         1,630,192          2,799,989             71,319          3,077,899          1,097,532
------------       ------------       ------------       ------------       ------------       ------------       ------------

   2,734,711            312,799          3,984,917          5,584,014            109,057          5,074,993          2,275,156
------------       ------------       ------------       ------------       ------------       ------------       ------------

   3,176,097            788,695          3,791,848          5,652,020             93,121          5,344,356          4,026,358
   5,347,411          4,558,716          7,545,950          1,893,930                 --          9,109,405          5,083,047
------------       ------------       ------------       ------------       ------------       ------------       ------------
$  8,523,508       $  5,347,411       $ 11,337,798       $  7,545,950       $     93,121       $ 14,453,761       $  9,109,405
============       ============       ============       ============       ============       ============       ============

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                        SUB-ACCOUNT
                                             ----------------------------------
                                                     500 INDEX TRUST                                 TOTAL
                                             ----------------------------------        ----------------------------------
                                              YEAR ENDED          PERIOD ENDED          YEAR ENDED           YEAR ENDED
                                              DEC. 31/01          DEC. 31/00***         DEC. 31/01           DEC. 31/00
                                             -------------        -------------        -------------        -------------
Income:
Net investment income during the year        $     102,526        $      11,246        $  44,389,613        $  51,387,171
Realized gain (loss) during the year              (372,741)             (16,940)         (33,338,270)          22,080,244
Unrealized appreciation (depreciation)
   during the year                                (439,691)            (273,894)        (115,320,231)        (115,641,365)
                                             -------------        -------------        -------------        -------------
Net increase (decrease) in assets from
   operations                                     (709,906)            (279,588)        (104,268,888)         (42,173,950)
                                             -------------        -------------        -------------        -------------
Changes from principal transactions:

    Transfer of net premiums                     6,226,392            3,899,444          211,514,608          214,068,040
    Transfer on terminations                      (643,218)            (203,952)         (78,331,448)         (70,163,910)
    Transfer on policy loans                        (7,178)             (18,727)          (5,224,156)          (7,067,602)
    Net interfund transfers                      3,290,126            1,953,381           (1,064,286)             275,952
                                             -------------        -------------        -------------        -------------
Net increase (decrease) in assets from
    principal transactions                       8,866,122            5,630,146          126,894,718          137,112,480
                                             -------------        -------------        -------------        -------------

Total increase (decrease) in assets              8,156,216            5,350,558           22,625,830           94,938,530

Assets beginning of year                         5,350,558                   --          778,688,317          683,749,787
                                             -------------        -------------        -------------        -------------
Assets end of year                           $  13,506,774        $   5,350,558        $ 801,314,147        $ 778,688,317
                                             =============        =============        =============        =============

*** Reflects the period from commencement of operations May 2, 2000 through December 31, 2000.

See accompanying notes.

              The Manufacturers Life Insurance Company of America
                             Separate Account Three

                          Notes to Financial Statements

                                December 31, 2001

1. ORGANIZATION

The Manufacturers Life Insurance Company of America Separate Account Three (the Account) is a separate account established by The Manufacturers Life Insurance Company of America (the Company). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended and has sixty-seven investment sub-accounts. Each investment sub-account invests solely in shares of a particular Manufacturers Investment Trust (Trust) portfolio. The Trust is an open-end management investment company, commonly known as a mutual fund, which is not offered to the public but sold only to insurance companies and their separate accounts as the underlying investment medium for variable contracts. The Account is a funding vehicle for allocation of net premiums under single premium variable life and variable universal life insurance contracts (the Contracts) issued by the Company. The Account was established by the Company, a life insurance company organized in 1983 under Michigan law. The Company is an indirect, wholly owned subsidiary of the Manufacturers Life Insurance Company (Manulife Financial), a Canadian life insurance company. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the variable contracts are general corporate obligations of the Company.

Additional assets are held in the Company's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

As the result of portfolio changes, the following sub-accounts of the Account have been renamed as follows:

           PREVIOUS NAME                            NEW NAME                         EFFECTIVE DATE
           -------------                            --------                         --------------
        Mid Cap Blend Trust              Strategic Opportunities Trust                May 1, 2001
        Mid Cap Growth Trust                  All Cap Growth Trust                    May 2, 2000

              The Manufacturers Life Insurance Company of America
                             Separate Account Three

                    Notes to Financial Statements (continued)

1. ORGANIZATION (CONTINUED)

The following sub-accounts of the Account were added as investment options for variable life insurance contract holders of the Company:

                                                    Commencement of
                                                   Operations of the
                                                      Sub-accounts
                                                   -----------------
All Cap Value Trust                                    May 1, 2001
Capital Appreciation Trust                             May 1, 2001
Capital Opportunities Trust                            May 1, 2001
Core Value Trust                                     July 16, 2001
Dynamic Growth Trust                                   May 2, 2000
Financial Services Trust                               May 1, 2001
Fundamental Value Trust                                May 1, 2001
Global Equity Select Trust                           July 16, 2001
Health Sciences Trust                                  May 1, 2001
High Grade Bond Trust                                July 16, 2001
International Equity Select Trust                    July 16, 2001
International Index Trust                              May 2, 2000
Internet Technologies Trust                            May 2, 2000
Mid Cap Growth Trust                                   May 1, 2001
Mid Cap Index Trust                                    May 2, 2000
Mid Cap Opportunities Trust                            May 1, 2001
Mid Cap Value Trust                                    May 1, 2001
Quantitative Mid Cap Trust                             May 1, 2001
Select Growth Trust                                  July 16, 2001
Small Cap Index Trust                                  May 2, 2000
Small Mid Cap Trust                                  July 16, 2001
Small Mid Cap Growth Trust                           July 16, 2001
Strategic Growth Trust                                 May 1, 2001
Tactical Allocation Trust                              May 2, 2000
Telecommunications Trust                               May 1, 2001
Total Stock Market Index Trust                         May 2, 2000
Utilities Trust                                        May 1, 2001
500 Index Trust                                        May 2, 2000

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                    Notes to Financial Statements (continued)

2. SIGNIFICANT ACCOUNTING POLICIES

Investments of each sub-account are made in the portfolios of the Trust and are valued at the reported net asset values of such portfolios, which value their investment securities at fair value. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the Fixed Account, which is part of the Company's general account. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and the Company's general account has not been registered as an investment company under the Investment Company Act of 1940.

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the Code). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the Contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of such decision based on changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contract.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from these estimates.

3. CONTRACT CHARGES

The Company deducts certain charges from gross premium before placing the remaining net premiums in the sub-account. In the event of a surrender, surrender charges may be made by the Company to cover sales expenses and administrative expenses associated with underwriting the policy issue. Each month a deduction consisting of an administrative charge, a charge for cost of insurance, a charge for mortality and expense risk and charges for supplementary benefits is deducted from the policy value.

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                    Notes to Financial Statements (continued)

4. PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the period ended December 31, 2001 were as follows:

                                               PURCHASES                SALES
                                             ------------           ------------
SUB-ACCOUNTS:
  Aggressive Growth Trust                    $  2,681,136           $    887,200
  All Cap Growth Trust                          7,266,712              3,230,071
  All Cap Value Trust                             454,817                 55,020
  Balanced Trust                                3,648,646              4,046,842
  Blue Chip Growth Trust                       12,120,297              3,301,472
  Capital Appreciation Trust                      316,209                 14,910
  Capital Opportunities Trust                     376,180                 16,154
  Core Value Trust                                 47,258                    566
  Diversified Bond Trust                        3,680,033                377,886
  Dynamic Growth Trust                          1,578,785                282,734
  Emerging Small Company Trust                  8,026,635              7,396,313
  Equity Income Trust                          10,963,854              2,759,345
  Equity Index Trust                            8,716,592              6,856,326
  Financial Services Trust                        374,872                 63,678
  Fundamental Value Trust                       2,069,941                 21,048
  Global Bond Trust                               634,623                 95,593
  Global Equity Trust                          12,640,379              9,466,681
  Global Equity Select Trust                       11,989                    342
  Growth Trust                                  4,664,906              2,835,095
  Growth & Income Trust                        10,764,545              2,597,509
  Health Sciences Trust                           991,784                 19,320
  High Grade Bond Trust                           167,307                  3,150
  High Yield Trust                              6,058,178              3,699,731
  Income and Value Trust                        3,030,660                523,647
  International Equity Select Trust                11,498                     69
  International Index Trust                       816,546                 95,771
  International Small Cap Trust                17,320,080             17,508,105
  International Stock Trust                    20,859,129             18,370,833
  International Value Trust                     7,314,612              5,475,127
  Internet Technologies Trust                     618,828                137,288
  Investment Quality Bond Trust                 6,872,691              4,073,667
  Large Cap Growth Trust                        6,088,912                884,902
  Lifestyle Aggressive 1000 Trust               2,106,322                359,102
  Lifestyle Balanced 640 Trust                  6,188,555                800,929
  Lifestyle Conservative 280 Trust                528,250                301,340
  Lifestyle Growth 820 Trust                    9,549,083              3,100,950
  Lifestyle Moderate 460 Trust                  1,242,353                290,460
  Mid Cap Growth Trust                            586,214                 23,217
  Mid Cap Index Trust                           3,418,427              1,426,866
  Mid Cap Opportunities Trust                     544,867                  6,383
  Mid Cap Stock Trust                           2,348,462                473,523
  Mid Cap Value Trust                           1,716,049                 85,475
  Money Market Trust                          119,942,122             99,885,286
  Overseas Trust                               25,659,528             24,259,928
  Pacific Rim Emerging Markets Trust            8,586,849              8,480,845
  Quantitative Equity Trust                    16,537,979              6,546,771

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                    Notes to Financial Statements (continued)



4. PURCHASES AND SALES (CONTINUED)

                                                PURCHASES              SALES
                                              ------------          ------------
SUB-ACCOUNTS:
    Quantitative Mid Cap Trust                     225,091                 1,460
    Real Estate Securities Trust                 4,207,957             3,896,207
    Science & Technology Trust                  14,155,526             7,511,456
    Select Growth Trust                             28,752                   241
    Small Cap Index Trust                        4,256,591             1,901,557
    Small Company Blend Trust                    3,581,541             1,475,142
    Small Company Value Trust                    4,242,622             1,717,828
    Small Mid Cap Trust                             21,227                   268
    Small Mid Cap Growth Trust                       6,755                    --
    Strategic Bond Trust                         1,886,854               882,951
    Strategic Growth Trust                         682,838                35,021
    Strategic Opportunities Trust               10,656,061             3,018,221
    Tactical Allocation Trust                      231,107                34,673
    Telecommunications Trust                        66,501                 1,323
    Total Return Trust                           7,406,206             2,730,142
    Total Stock Market Index Trust               3,431,768             1,321,329
    U.S. Government Securities Trust             5,051,630             1,958,461
    U.S. Large Cap Value Trust                   4,751,246               673,013
    Utilities Trust                                116,995                 7,472
    Value Trust                                  8,440,039             2,971,074
    500 Index Trust                             10,605,619             1,636,971
                                              ------------          ------------
Total                                         $444,196,620          $272,833,181
                                              ============          ============

5. FINANCIAL HIGHLIGHTS

                                                                                                        FOR THE YEAR ENDED
                                               AT DECEMBER 31, 2001                                      DECEMBER 31, 2001
                                            ---------------------------------------------------------------------------------
                                                                                                      INVESTMENT
                                                                 UNIT              NET                  INCOME          TOTAL
                                              UNITS              VALUE            ASSETS                RATIO*         RETURN**
                                            ---------------------------------------------------------------------------------
SUB-ACCOUNTS:
    Aggressive Growth Trust                   457,854          $ 15.37          $ 7,037,748               --           -25.98%
    All Cap Growth Trust                      890,563            19.27           17,159,871               --           -23.77%
    All Cap Value Trust+                       33,810            12.61              426,415             0.04%             0.90%
    Balanced Trust                          1,289,838            24.01           30,975,672             2.19%          -10.20%
    Blue Chip Growth Trust                  1,766,660            20.45           36,125,334               --           -14.61%
    Capital Appreciation Trust+                27,016            11.10              299,845               --           -11.21%
    Capital Opportunities Trust+               33,938            10.70              363,137               --           -14.40%
    Core Value Trust++                          4,163            11.90               49,540               --            -4.81%
    Diversified Bond Trust                    429,951            15.44            6,638,730             5.48%             7.09%
    Dynamic Growth Trust                      414,500             4.77            1,976,588             0.17%          -40.24%
    Emerging Small Company Trust            1,260,898            55.71           70,245,302               --           -22.24%
    Equity Income Trust                     1,655,611            19.04           31,529,986             1.64%             1.29%
    Equity Index Trust                      3,430,166            18.92           64,913,790             1.03%          -12.26%
    Financial Services Trust+                  27,008            11.63              314,189             0.08%           -6.93%

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                    Notes to Financial Statements (continued)



5. FINANCIAL HIGHLIGHTS (CONT'D)

                                                     ------------------------------------------------------------------------
                                                                                                       INVESTMENT
                                                                        UNIT            NET              INCOME         TOTAL
                                                       UNITS            VALUE          ASSETS            RATIO*        RETURN**
                                                     ------------------------------------------------------------------------
SUB-ACCOUNTS:
     Fundamental Value Trust+                          174,799          11.73         2,050,391             --          -6.16%
     Global Bond Trust                                  93,604          13.57         1,269,754             --           0.53%
     Global Equity Trust                               670,651          15.98        10,715,183           2.45%        -16.09%
     Global Equity Select Trust++                        1,073          12.20            13,095             --          -2.40%
     Growth Trust                                    1,000,241          14.56        14,561,330             --         -21.37%
     Growth and Income Trust                         2,674,526          19.33        51,711,198           0.41%        -11.28%
     Health Sciences Trust+                             75,141          13.54         1,017,414             --           8.32%
     High Grade Bond Trust++                            12,296          12.90           158,625           2.79%          3.21%
     High Yield Trust                                  466,497          13.23         6,171,637           9.19%         -5.47%
     Income and Value Trust                            503,442          16.44         8,275,552           2.68%          0.98%
     International Equity Select Trust++                   969          12.02            11,647             --          -3.84%
     International Index Trust                          88,736           8.74           775,973           1.22%        -22.41%
     International Small Cap Trust                     349,581          12.77         4,463,179             --         -31.10%
     International Stock Trust                       1,880,342          11.86        22,300,841           0.20%        -21.53%
     International Value Trust                         299,711          10.93         3,276,153           1.02%         -9.97%
     Internet Technologies Trust                       218,501           3.79           828,119             --         -46.09%
     Investment Quality Bond Trust                   1,740,743          17.04        29,654,435           5.47%          7.33%
     Large Cap Growth Trust                          1,103,220          13.69        15,099,204             --         -17.81%
     Lifestyle Aggressive 1000 Trust                   376,673          14.10         5,311,159           0.37%        -13.67%
     Lifestyle Balanced 640 Trust                      855,914          16.36        14,004,976           2.55%         -4.71%
     Lifestyle Conservative 280 Trust                   25,748          17.50           450,589           3.89%          3.30%
     Lifestyle Growth 820 Trust                      1,669,794          15.55        25,961,272           1.40%         -8.97%
     Lifestyle Moderate 460 Trust                      142,884          16.92         2,416,964           3.30%         -1.09%
     Mid Cap Growth Trust+                              52,743          10.47           552,215             --         -16.24%
     Mid Cap Index Trust                               189,985          13.16         2,500,541           0.85%         -1.73%
     Mid Cap Opportunities Trust+                       55,599          10.59           588,792             --         -15.28%
     Mid Cap Stock Trust                               330,092          10.77         3,555,087             --         -10.99%
     Mid Cap Value Trust+                              130,318          13.09         1,705,795           0.74%          4.72%
     Money Market Trust                              3,996,981          21.01        83,955,822           3.59%          3.59%
     Overseas Trust                                    519,934          12.16         6,321,622           0.27%        -21.10%
     Pacific Rim Emerging Markets Trust              1,041,091           7.30         7,600,304           0.41%        -18.58%
     Quantitative Equity Trust                       1,203,842          43.49        52,356,792           0.30%        -22.95%
     Quantitative Mid Cap Trust+                        22,937          10.20           233,954             --         -18.40%
     Real Estate Securities Trust                      603,342          39.28        23,701,906           3.75%          3.15%
     Science and Technology Trust                    1,388,634          15.58        21,631,041             --         -41.25%
     Select Growth Trust++                               2,599          11.88            30,872             --          -4.96%
     Small Cap Index Trust                             202,574          11.88         2,406,173           1.85%          1.41%
     Small Company Blend Trust                         316,717          12.60         3,990,916             --          -2.30%
     Small Company Value Trust                         565,676          10.40         5,880,631           0.17%          6.54%
     Small Mid Cap Trust++                               1,906          11.95            22,773           0.01%         -4.40%
     Small Mid Cap Growth Trust++                          612          11.13             6,810             --         -10.96%
     Strategic Bond Trust                              366,019          16.09         5,890,786           7.96%          6.25%
     Strategic Growth Trust+                            58,133          11.02           640,623             --         -11.84%
     Strategic Opportunities Trust                   2,079,350          15.03        31,259,873           0.50%        -15.25%

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                    Notes to Financial Statements (continued)



5. FINANCIAL HIGHLIGHTS (CONT'D)

                                              ----------------------------------------------------------------------------
                                                                                                   INVESTMENT
                                                                  UNIT             NET               INCOME          TOTAL
                                                UNITS             VALUE           ASSETS             RATIO*         RETURN**
                                              ----------------------------------------------------------------------------
SUB-ACCOUNTS:
    Tactical Allocation Trust                    43,247           10.48            453,266            0.11%         -13.39%
    Telecommunications Trust+                     8,021            7.93             63,603              --          -36.56%
    Total Return Trust                          486,338           14.86          7,224,802            3.59%           8.28%
    Total Stock Market Index Trust              227,808            9.96          2,269,349            0.92%         -11.41%
    U.S. Government Securities Trust            602,920           14.14          8,523,508            4.75%           7.03%
    U.S. Large Cap Value Trust                  881,525           12.86         11,337,798            0.38%          -2.55%
    Utilities Trust+                              9,963            9.35             93,121            1.05%         -25.22%
    Value Trust                                 812,349           17.79         14,453,761            0.53%           3.42%
    500 Index Trust                           1,363,591            9.91         13,506,774            0.84%         -12.37%

     * These ratios represent the dividends, excluding distributions of capital gains, distributed by the Trust portfolio, net of management fees and expenses assessed by the fund manager, divided by the average net assets of respective Trust portfolio, which approximates the ratio of dividends, excluding distribution of capital gains, received by the sub-account of the Account, net of management fees and expenses assessed by the fund manager, divided by the average unit value. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reduction in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Trust portfolio in which the sub-accounts invest.
     ** These ratios represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio. There are no expenses of the Account that result in a direct reduction to unit values. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the separate account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.
     + Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.
     ++ Reflects the period from commencement of operations July 16, 2001 through December 31, 2001.

6. RELATED PARTY TRANSACTIONS

ManEquity, Inc., a registered broker-dealer and indirect wholly owned subsidiary of Manulife Financial, acts as the principal underwriter of the Contracts pursuant to a Distribution Agreement with the Company. Registered representatives of either ManEquity, Inc. or other broker-dealers having distribution agreements with ManEquity, Inc. who are also authorized as variable life insurance agents under applicable state insurance laws sell the Contracts. Registered representatives are compensated on a commission basis.

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                    Notes to Financial Statements (continued)



6. RELATED PARTY TRANSACTIONS (CONTINUED)

The Company has a formal service agreement with its affiliates, Manulife Financial and The Manufacturers Life Insurance Company (U.S.A.) ("Manulife U.S.A."), which can be terminated by either party upon two months notice. Under this Agreement, the Company pays for legal, actuarial, investment and certain other administrative services.

7. SUBSEQUENT EVENT

Effective January 1, 2002, the Company transferred all of its variable business to Manulife U.S.A. via an assumption reinsurance agreement. As a result, products originally sold and administered under the name of the Company will be offered and administered under the name of Manulife U.S.A. As such and effective January 1, 2002, the Account will be known as The Manufacturers Life Insurance Company U.S.A. Separate Account A.

Also, effective January 1, 2002, ManEquity, Inc. was merged into Manulife Financial Securities LLC. Manulife Financial Securities LLC, a subsidiary of Manulife U.S.A., will carry on the business of ManEquity, Inc.

                             THE MANUFACTURERS LIFE

                                INSURANCE COMPANY

                                     (U.S.A.)

                              AUDITED CONSOLIDATED

                              FINANCIAL STATEMENTS

                                   YEARS ENDED

                        DECEMBER 31, 2001, 2000 AND 1999

                           [MANULIFE FINANCIAL LOGO]

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                    AUDITED CONSOLIDATED FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                    CONTENTS

REPORT OF INDEPENDENT AUDITORS...............................................1


AUDITED CONSOLIDATED FINANCIAL STATEMENTS

     CONSOLIDATED BALANCE SHEETS.............................................2

     CONSOLIDATED STATEMENTS OF INCOME.......................................3

     CONSOLIDATED STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS...............4

     CONSOLIDATED STATEMENTS OF CASH FLOWS...................................5

     NOTES TO CONSOLIDATED FINANCIAL STATEMENTS..............................6

                         REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS
THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

We have audited the accompanying consolidated balance sheets of The Manufacturers Life Insurance Company (U.S.A.) and subsidiaries as of December 31, 2001 and 2000, and the related consolidated statements of income, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Manufacturers Life Insurance Company (U.S.A.) and subsidiaries at December 31, 2001 and 2000, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States.

As discussed in Note 2 to the financial statements, in 2001, the Company changed its accounting for certain investments.

                                                           /s/ ERNST & YOUNG LLP

Philadelphia, Pennsylvania
March 22, 2002

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS

As at December 31 ($ millions)
ASSETS                                                                                 2001                      2000
----------------------------------------------------------------------------------------------------------------------
INVESTMENTS:
Securities available-for-sale, at fair value:
       Fixed-maturity (amortized cost: 2001  $9,656  ; 2000 $9,580)               $   10,108                $   9,797
       Equity (cost: 2001 $889 ; 2000 $707)                                              845                      852
Mortgage loans                                                                         1,675                    1,539
Real estate                                                                              969                       986
Policy loans                                                                           2,226                    1,998
Short-term investments                                                                   539                      715
----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                                                                 $   16,362                $  15,887
----------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents                                                         $      109                $      98
Deferred acquisition costs                                                             2,302                    2,066
Deferred income taxes                                                                     79                      125
Due from affiliates                                                                      508                      511
Amounts recoverable from reinsurers                                                      767                      572
Other assets                                                                             641                      757
Separate account assets                                                               30,217                   29,681
----------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                      $   50,985                $  49,697
======================================================================================================================
 LIABILITIES, CAPITAL AND SURPLUS
----------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Policyholder liabilities and accruals                                             $   17,415                $  16,240
Note payable                                                                             200                      200
Due to affiliate                                                                         250                      250
Other liabilities                                                                        601                      778
Separate account liabilities                                                          30,217                   29,681
----------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                 $   48,683                $  47,149
======================================================================================================================
CAPITAL AND SURPLUS:
Capital stock                                                                     $        5                $       5
Retained earnings                                                                      2,176                    2,260
Accumulated other comprehensive income                                                   121                      283
----------------------------------------------------------------------------------------------------------------------
TOTAL CAPITAL AND SURPLUS                                                         $    2,302                $   2,548
----------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES, CAPITAL AND SURPLUS                                            $   50,985                $  49,697
======================================================================================================================

The accompanying notes are an integral part of these consolidated financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF INCOME

FOR THE YEARS ENDED DECEMBER 31
($ millions)                                                                       2001             2000           1999
------------------------------------------------------------------------------------------------------------------------
REVENUE:

     Premiums                                                                   $  794          $    814       $    881
     Fee income                                                                    903               958            746
     Net investment income                                                       1,115             1,135          1,121
     Realized investment gains                                                      35               137             27
     Other                                                                          12                --              5
------------------------------------------------------------------------------------------------------------------------
TOTAL REVENUE                                                                   $2,859          $  3,044       $  2,780
------------------------------------------------------------------------------------------------------------------------
BENEFITS AND EXPENSES:

     Policyholder benefits and claims                                           $1,567          $  1,535       $  1,429
     Operating expenses and commissions                                            600               617            494
     Amortization of deferred acquisition costs                                    277               180             40
     Interest expense                                                               30                19              8
     Policyholder dividends                                                        348               339            323
     Minority interest expense                                                      --                16             16
------------------------------------------------------------------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                                                     $2,822          $  2,706       $  2,310
------------------------------------------------------------------------------------------------------------------------
INCOME BEFORE INCOME TAXES                                                          37               338            470
------------------------------------------------------------------------------------------------------------------------
INCOME TAX (BENEFIT) EXPENSE                                                        (4)               90            177
------------------------------------------------------------------------------------------------------------------------
NET INCOME                                                                      $   41          $    248       $    293
========================================================================================================================

The accompanying notes are an integral part of these consolidated financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

                                                                                    ACCUMULATED
                                                                                       OTHER           TOTAL
  FOR THE YEARS ENDED DECEMBER 31                     CAPITAL    RETAINED           COMPREHENSIVE    CAPITAL AND
  ($ millions)                                         STOCK     EARNINGS           INCOME (LOSS)      SURPLUS
-----------------------------------------------------------------------------------------------------------------
  BALANCE AT JANUARY 1, 1999                           $  5          $1,697             $ 149         $ 1,851
  Comprehensive income                                   --             293               (21)            272
-----------------------------------------------------------------------------------------------------------------
  BALANCE, DECEMBER 31, 1999                           $  5          $1,990             $ 128         $ 2,123
-----------------------------------------------------------------------------------------------------------------
  Comprehensive income                                   --             248               155             403
  Contributed surplus                                    --              22                --              22
-----------------------------------------------------------------------------------------------------------------
  BALANCE, DECEMBER 31, 2000                           $  5          $2,260             $ 283         $ 2,548
  Comprehensive income                                   --              41              (162)           (121)
  Dividend to shareholder                                --            (125)               --            (125)
-----------------------------------------------------------------------------------------------------------------
  BALANCE, DECEMBER 31, 2001                           $  5          $2,176             $ 121         $ 2,302
=================================================================================================================

The accompanying notes are an integral part of these consolidated financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31
($ millions)                                                            2001                 2000           1999
-----------------------------------------------------------------------------------------------------------------
OPERATING ACTIVITIES:

Net Income                                                           $     41           $     248       $    293
Adjustments to reconcile net income to net cash provided by
operating activities:
     Additions to policyholder liabilities and accruals                   442                 330            404
     Deferred acquisition costs                                          (538)               (590)          (463)
     Amortization of deferred acquisition costs                           277                 180             40
     Amounts recoverable from reinsurers                                  (91)                 23            334
     Realized investment gains                                            (35)               (137)           (27)
     Decreases to deferred income taxes                                    60                  34            194
     Amounts due from affiliates                                            3                 259             22
     Other assets and liabilities, net                                    (38)               (244)           258
     Other, net                                                             3                 (62)            58
-----------------------------------------------------------------------------------------------------------------
Net cash provided by operating activities                            $    124           $      41       $  1,113
-----------------------------------------------------------------------------------------------------------------
INVESTING ACTIVITIES:
Fixed-maturity securities sold, matured or repaid                    $  9,976           $   6,584       $  4,302
Fixed-maturity securities purchased                                   (10,031)             (6,792)        (4,763)
Equity securities sold                                                    412               1,185            303
Equity securities purchased                                              (587)             (1,012)          (349)
Mortgage loans advanced                                                  (334)               (187)          (148)
Mortgage loans repaid                                                     200                 274            314
Real estate sold                                                           42                 101             54
Real estate purchased                                                     (29)                (58)          (219)
Policy loans advanced, net                                               (228)               (155)          (133)
Short-term investments                                                    176                (431)          (251)
Separate account seed money                                                --                  --             32
Other investments, net                                                    (26)                196           (355)
-----------------------------------------------------------------------------------------------------------------
Net cash used in investing activities                                $   (429)          $    (295)      $ (1,213)
-----------------------------------------------------------------------------------------------------------------
FINANCING ACTIVITIES:
Deposits and interest credited to policyholder account balances      $  1,934           $   1,336       $  1,263
Withdrawals from policyholder account balances                         (1,532)             (1,579)          (987)
Amounts due to affiliates                                                 150                 250             --
Principal repayment of amounts due to affiliates                         (150)                 --             --
Net reinsurance recoverable (payable)                                      39                  87           (158)
Dividend to shareholder                                                  (125)                 --             --
Borrowed funds                                                             --                 107             50
-----------------------------------------------------------------------------------------------------------------
Net cash provided by financing activities                            $    316           $     201       $    168
-----------------------------------------------------------------------------------------------------------------
CASH:
Increase (decrease) during the year                                        11                 (53)            68
Balance, beginning of year                                                 98                 151             83
-----------------------------------------------------------------------------------------------------------------
BALANCE, END OF YEAR                                                 $    109           $      98       $    151
=================================================================================================================

The accompanying notes are an integral part of these consolidated financial statements.

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2001
                            (IN MILLIONS OF DOLLARS)

1.       ORGANIZATION

         The Manufacturers Life Insurance Company (U.S.A.) ("ManUSA") is an indirectly wholly-owned subsidiary of Manulife Financial Corporation, a Canadian-based publicly traded company. Manulife Financial Corporation ("MFC") and its subsidiaries are collectively known as "Manulife Financial". ManUSA and its subsidiaries, collectively known as the "Company", operate in the life insurance industry, offering a broad range of insurance and wealth management related products. These products are offered both on an individual and group basis and are marketed primarily in the United States.

         In December of 2000 through an issuance of shares, the Company acquired the remaining 21.6% minority interest in Manulife-Wood Logan Holding Co. Inc ("MWLH"), a subsidiary of the Company, from MRL Holding, LLC ("MRL-LLC"), an affiliated company. As this was a related party transaction, the purchase was accounted for at MRL-LLC's carrying value and no goodwill was generated.

2.       SIGNIFICANT ACCOUNTING POLICIES

     a)  BASIS OF PRESENTATION

         The accompanying consolidated financial statements of ManUSA have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP") and include accounts and operations, after intercompany eliminations, of ManUSA and its subsidiaries.

         The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from these estimates.

     b)  RECENT ACCOUNTING STANDARDS

         In July 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 141, "Business Combinations" and SFAS No. 142, "Goodwill and Other Intangible Assets". SFAS No. 141 requires the purchase method of accounting to be used for all future business combinations. SFAS No. 142 eliminates the practice of amortizing goodwill through periodic charges to earnings and establishes a new methodology for recognizing and measuring goodwill and other intangible assets. Under this new accounting standard, the Company will cease goodwill amortization effective January 1, 2002. The Company is currently considering the other provisions of the new standard. The impact of adopting these two standards on the Company's financial statements is not expected to be material.

         EITF Issue No. 99-20 ("EITF 99-20"), "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets", applies to all securities, purchased or retained, which represent beneficial interests in securitized assets, unless they meet certain exception criteria. Such securities include many collateralized mortgage, bond, debt and loan obligations, mortgage-backed securities, and asset-backed securities. EITF 99-20 significantly changes the method of assessing "other than temporary impairments" and for recognizing interest income. A decline in fair value below the "amortized cost" basis is considered to be an other than temporary impairment whenever there is an adverse change in the amount or timing of cash flows to be received, regardless of the resulting yield, unless the decrease is solely a result of changes in market interest rates. Interest income is based on prospective estimates of future cash flows. EITF 99-20 was effective for fiscal quarters beginning after March 15, 2001. We reviewed all applicable securities held by the Company since April 1, 2001 and deemed the impact of this new accounting clarification as immaterial.

     c)  INVESTMENTS

         The Company classifies all of its fixed-maturity and equity securities as available-for-sale and records these securities at fair value. The cost of fixed-maturity securities is adjusted for the amortization of premiums and accretion of discounts, which are calculated using the effective interest method. For the mortgage-backed bond portion of the fixed-maturity securities portfolio, the Company recognizes amortization using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security. That adjustment is included in net investment income.

         Realized gains and losses on sales of securities classified as available-for-sale are recognized in net income using the specific-identification method. Temporary changes in the fair value of securities available-for-sale are reflected directly in accumulated other comprehensive income after adjustments for deferred taxes, deferred acquisition costs, policyholder liabilities and unearned revenue liability.

         Mortgage loans are reported at unpaid principal balances, net of a provision for losses. The provision for losses is established for mortgage loans both on a specific as well as on an aggregate basis. Mortgage loans are considered to be impaired when the Company has determined that it is probable that all amounts due under contractual terms will not be collected. Impaired loans are reported at the lower of unpaid principal or fair value of the underlying collateral.

         Real estate held for investment is carried at cost, less accumulated depreciation and provisions for impairment and write-downs, if applicable. Real estate held for sale is carried at the lower of cost or market value where changes in estimates of market value are recognized as realized gains or losses in the income statement.

         Policy loans are reported at aggregate unpaid balances, which approximates fair value.

         Short-term investments, which include investments with maturities of less than one year and greater than ninety days as at the date of acquisition, are reported at amortized cost which approximates fair value.

     d)  CASH EQUIVALENTS

         The Company considers all highly liquid debt instruments purchased with an original maturity date of three months or less to be cash equivalents. Cash equivalents are stated at cost plus accrued interest, which approximates fair value.

     e)  DEFERRED ACQUISITION COSTS ("DAC")

         Commissions and other expenses, which vary with and are primarily related to the production of new business, are deferred to the extent recoverable from future gross profits and included as an asset. The portion of DAC associated with variable annuity and variable life insurance contracts, universal life insurance contracts, investment contracts, and participating life insurance contracts is charged to expense in relation to the estimated gross profits of those contracts. This amortization is adjusted retrospectively when current gross profits or estimates of future gross profits are revised. Certain changes in assumptions regarding the variable annuity product line were made which refined the amortization pattern. DAC associated with all other insurance contracts is amortized over the premium-paying period of the related policies. Assuming the unrealized gains or losses on securities had been realized at year-end, DAC is adjusted for the impact on current and estimated future gross profits. The impact of any such adjustments is included in net unrealized gains (losses) in accumulated other comprehensive income. DAC is reviewed annually to determine recoverability from future income and if not recoverable, is immediately expensed.

     f)  POLICYHOLDER LIABILITIES AND ACCRUALS

         Policyholder liabilities for traditional non-participating life insurance policies and for accident and health policies are computed using the net level premium method. The calculations are based upon estimates as to future mortality, morbidity, persistency, maintenance expenses, and interest rate yields that were applicable in the year of issue. The assumptions include a provision for the risk of adverse deviation.

         For payout annuities in loss recognition, policyholder liabilities are computed using estimates of expected mortality, expenses, and investment yields as determined at the time these contracts first moved into loss recognition. Payout annuity reserves are adjusted for the impact of net unrealized gains associated with the underlying assets.

         For variable annuity and variable life contracts, universal life insurance contracts, and investment contracts with no substantial mortality or morbidity risk, policyholder liabilities equal the policyholder account values. Account values are increased for deposits received and interest credited and are reduced by withdrawals, mortality charges, and administrative expenses charged to the policyholders.

         For traditional participating life insurance policies, policyholder liabilities are computed using the net level premium reserve for death and endowment policy benefits. Mortality and interest assumptions are the same as the non-forfeiture benefit assumptions at the time the policy was issued. Interest rate assumptions used in the calculation of the liabilities for traditional participating life insurance policies range from 2.5% to 7.0%. As of December 31, 2001, participating insurance expressed as a percentage of insurance in force is 69.1%.

         For participating policies inforce as of September 23, 1999, the demutualization of The Manufacturers Life Insurance Company ("MLT"), an indirect parent, separate sub-accounts were established within the participating accounts of the Company. These sub-accounts permit this participating business to be operated as separate "closed block" of business. As at December 31, 2001, $7,441 (2000 - $7,048) of both assets and actuarial liabilities related to the participating policyholders' account are included in the closed block.

         ManUSA's Board of Directors approves the amount of policyholder dividends to be paid annually. The aggregate amount of policyholder dividends is calculated based on actual interest, mortality, morbidity and expense experience for the year, and on management's judgment as to the appropriate level of equity to be retained by the Company. The carrying value of this liability approximates the earned amount and fair value as at December 31, 2001.

     g)  SEPARATE ACCOUNTS

         Separate account assets and liabilities represent funds that are separately administered, principally for investment contracts related to group pension business as well as for variable annuity and variable life contracts, and for which the contract holder, rather than the Company, bears the investment risk. Separate account contract holders have no claim against the assets of the general account of the Company. Separate account assets are recorded at market value. Operations of the separate accounts are not included in the accompanying financial statements. However, fees charged on separate account policyholder funds are included in revenue of the Company.

     h)  REVENUE RECOGNITION

         Premiums on long-duration life insurance contracts are recognized as revenue when due. Premiums on short-duration contracts are earned over the related contract period. Net premiums on limited-payment contracts are recognized as revenue and the difference between the gross premium received and the net premium is deferred and recognized in income based on either a constant relationship to insurance in force or the present value of annuity benefits, depending on the product type.

         Fee income from annuity contracts, pension contracts, and insurance contracts consist of charges for mortality, expense, surrender and administration that have been assessed against the policyholder account balances. To the extent such charges compensate the Company for future services, they are deferred and recognized in income over the period earned using the same assumptions as those associated with the amortization of DAC.

         Interest on fixed-maturity securities and performing mortgage loans is recorded as income when earned and is adjusted for any amortization of premiums or discounts. Interest on restructured mortgage loans is recorded as income based on the rate to be paid; interest on delinquent mortgage loans is recorded as income on a cash basis. Dividends are recorded as income on ex-dividend dates.

     i)  POLICYHOLDER BENEFITS AND CLAIMS

         Benefits for variable annuity and variable life contracts, for universal life insurance contracts, and for investment pension contracts include interest credited to policyholder account values and benefit claims incurred during the period in excess of policyholder account values.

     j)  REINSURANCE

         The Company routinely utilizes reinsurance transactions to minimize exposure to large risks. Life reinsurance is accomplished through various plans including yearly renewable term, co-insurance, and modified co-insurance. Reinsurance premiums, policy charges for cost of insurance, and claims are accounted for on a basis consistent with that used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, fees, and claims are reported net of reinsured amounts.

         The amount recoverable from reinsures and pertaining to policyholder liabilities is presented as a separate asset on the balance sheet. For those claims paid and covered by a reinsurance treaty, a reinsurance receivable has been included as part of other assets.

     k)  INCOME TAX

         Income taxes have been provided for in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes". Under this method, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities, and are measured using the enacted tax rates and laws that likely will be in effect when the differences are expected to reverse. The measurement of deferred tax assets is reduced by a valuation allowance if, based upon the available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

         ManUSA joins its direct parent, Manulife Reinsurance Corporation (U.S.A.) ("MRC"), its indirect parent, The Manufacturers Investment Corporation ("MIC"), and its subsidiary, The Manufacturers Life Insurance Company of America ("MLA"), in filing a U.S. consolidated income tax return as a life insurance group under the provisions of the Internal Revenue Service. A separate life insurance group for certain of ManUSA's subsidiaries is also in place. In accordance with the income tax-sharing agreements, the Company's income tax provision (or benefit) is computed as if ManUSA and the companies within the two groups filed separate income tax returns. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable, provided the consolidated group utilizes such benefits currently.

     l)  FOREIGN EXCHANGE

         The balance sheet and statement of income of the Company's foreign operations as well as non-U.S. dollar investments are translated into U.S. dollars using exchange rates in effect at the balance sheet date and average exchange rates prevailing during the respective periods. Translation adjustments are included in accumulated other comprehensive income.

     m)  DERIVATIVES

         The Company adopted the Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended by Statement of Financial Accounting Standards No. 138, on January 1, 2001. As a result, all derivative instruments are reported on the Consolidated Balance Sheet at their fair value, with changes in fair value recorded in income or equity, depending on the nature of the derivative instrument. Changes in the fair value of derivatives not designated as hedges are recognized in current period earnings. There was no cumulative transition adjustment at the time of adoption.

         For fair value hedges, the Company is hedging changes in the fair value of assets, liabilities or firm commitments with changes in fair values of the derivative instruments. Both sets of changes are recorded through income. For cash flow hedges, the Company is hedging the variability of cash flows related to forecasted transactions. The effective portion of changes in the fair value of cash flow hedges is recorded in other comprehensive income and reclassified into income in the same period or periods during which the hedged transaction affects earnings. The Company estimates that deferred net losses of $4 after tax, included in other comprehensive income as at December 31, 2001, will be reclassified into earnings within the next twelve months. Cash flow hedges include hedges of certain forecasted transactions of varying periods up to a maximum of 40 years.

     n)  RECLASSIFICATIONS

         Certain prior year amounts have been reclassified to conform to the current year presentation.

3.       INVESTMENTS AND INVESTMENT INCOME

     a)  FIXED-MATURITY AND EQUITY SECURITIES

         At December 31, 2001, all fixed-maturity and equity securities have been classified as available-for-sale and reported at fair value. The amortized cost and fair value is summarized as follows:

                                                                    GROSS            GROSS
                                            AMORTIZED COST        UNREALIZED        UNREALIZED        FAIR VALUE
          AS AT DECEMBER 31                                         GAINS            LOSSES
          ($ millions)                        2001      2000     2001    2000     2001     2000     2001      2000
          ----------------------------------------------------------------------------------------------------------
          FIXED-MATURITY SECURITIES:

          U.S. government                   $1,963    $1,240      $65    $103    $ (9)    $ --   $ 2,019    $1,343
          Foreign governments                1,290     1,730      169     204      (2)      --     1,457     1,934
          Corporate                          5,728     5,561      297     111     (98)    (215)    5,927     5,457
          Asset - backed                       675     1,049       32      21      (2)      (7)      705     1,063
          ----------------------------------------------------------------------------------------------------------
          TOTAL FIXED-MATURITY
          SECURITIES                         9,656     9,580      563     439    (111)    (222)   10,108     9,797
          ----------------------------------------------------------------------------------------------------------
          EQUITY SECURITIES                  $ 889     $ 707     $ 93    $210  $ (137)    $(65)    $ 845     $ 852
          ----------------------------------------------------------------------------------------------------------

         Proceeds from sales of fixed-maturity securities during 2001 were $10,063 (2000 - $6,584 and 1999 - $4,302). Gross gains and losses of
         $225 and $98 respectively, were realized on those sales (2000 - $71 and $242 respectively, 1999 - $49 and $167 respectively).

     Proceeds from the sale of equity securities during 2001 were $412 (2000 - $1,185 and 1999 - $303). Gross gains and losses of $20 and $31 respectively, were realized on those sales (2000 - $319 and $60 respectively, 1999 - $84 and $39 respectively).

     The contractual maturities of fixed-maturity securities at December 31, 2001 are shown below.

AS AT DECEMBER 31, 2001
($ millions)                                                         AMORTIZED COST      FAIR VALUE
----------------------------------------------------------------------------------------------------
Fixed-maturity securities, excluding mortgage-backed securities:
     One year or less                                                 $        230      $        242
     Greater than 1; up to 5 years                                           1,310             1,342
     Greater than 5; up to 10 years                                          2,930             3,022
     Due after 10 years                                                      4,511             4,797
Asset - backed securities                                                      675               705
----------------------------------------------------------------------------------------------------
TOTAL FIXED-MATURITY SECURITIES                                       $      9,656      $     10,108
----------------------------------------------------------------------------------------------------

     Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties. Corporate requirements and investment strategies may result in the sale of investments before maturity.

b)   MORTGAGE LOANS

     Mortgage loans are reported at amortized cost, net of a provision for losses. The impaired mortgage loans and the related allowance for mortgage loan losses were as follows:


AS AT DECEMBER 31
($ millions)                                     2001            2000
-----------------------------------------------------------------------
IMPAIRED LOANS                                   $  79           $  80
-----------------------------------------------------------------------
Allowance, January 1                             $  51           $  57

Deductions                                          (1)             (6)
-----------------------------------------------------------------------
ALLOWANCE, DECEMBER 31                           $  50           $  51
-----------------------------------------------------------------------

c)   INVESTMENT INCOME

     Income by type of investment was as follows:


FOR THE YEARS ENDED DECEMBER 31
($ millions)                          2001          2000          1999
-----------------------------------------------------------------------
Fixed-maturity securities           $   698       $   727       $   726

Equity securities                        42            60            18

Mortgage loans                          128           126           149

Investment real estate                   81            95            71

Other investments                       200           184           195
-----------------------------------------------------------------------
Gross investment income               1,149         1,192         1,159

Investment expenses                     (34)          (57)          (38)
-----------------------------------------------------------------------
NET INVESTMENT INCOME               $ 1,115       $ 1,135       $ 1,121
-----------------------------------------------------------------------

    d)   SIGNIFICANT EQUITY INTERESTS


         ManUSA holds a 27.7% (2000 - 22.4%) indirect interest in Flex Leasing I, LLC and a 19.6% direct interest in Flex Leasing II, LLC. These investments are accounted for using the equity method whereby ManUSA would recognize its proportionate share of the respective investee's net income or loss. As at December 31, 2001, the sum of total assets for both these investees was $396 (2000 - $392), with total liabilities amounting to $295 (2000 - $288). For the year ended December 31, 2001, total net loss for both these investees amounted to $4 (2000 - net income of $1).


4.       COMPREHENSIVE INCOME

    a)   Total comprehensive income was as follows:


FOR THE YEARS ENDED DECEMBER 31
($ millions)                                                 2001        2000        1999
-----------------------------------------------------------------------------------------
NET INCOME                                                  $  41       $ 248       $ 293
-----------------------------------------------------------------------------------------

OTHER COMPREHENSIVE (LOSS) INCOME, NET OF INCOME TAX:
  Unrealized holding (losses) gains arising during the
  year                                                       (146)         69          (4)
    Foreign currency translation                              (13)         (3)          1
    Less:
   Reclassification adjustment for realized gains and
   losses included in net income                                3         (89)         18
-----------------------------------------------------------------------------------------
Other comprehensive (loss) income                            (162)        155         (21)
-----------------------------------------------------------------------------------------
COMPREHENSIVE (LOSS) INCOME                                 $(121)      $ 403       $ 272
=========================================================================================

         Other comprehensive (loss) income is reported net of tax (benefit) expense of ($81), $87, and $30 for 2001, 2000 and 1999, respectively.

         Accumulated other comprehensive income is comprised of the following:

AS AT DECEMBER 31
($ millions)                                 2001        2000
-------------------------------------------------------------
UNREALIZED GAINS :
     Beginning balance                      $ 290       $ 132
     Current period change                   (149)        158
-------------------------------------------------------------
     Ending balance                         $ 141       $ 290
-------------------------------------------------------------
FOREIGN CURRENCY:
     Beginning balance                      $  (7)      $  (4)
     Current period change                    (13)         (3)
-------------------------------------------------------------
     Ending balance                         $ (20)      $  (7)
-------------------------------------------------------------
ACCUMULATED OTHER COMPREHENSIVE INCOME      $ 121       $ 283
=============================================================

    b)   UNREALIZED GAINS (LOSSES) ON SECURITIES AVAILABLE-FOR-SALE

         Net unrealized gains (losses) on fixed-maturity and equity securities included in other comprehensive income were as follows:


AS AT DECEMBER 31
($ millions)                                                 2001        2000
------------------------------------------------------------------------------
Gross unrealized gains                                      $ 656       $ 648

Gross unrealized losses                                      (248)       (286)

DAC and other amounts required to satisfy policyholder
      liabilities                                            (191)         39

Deferred income taxes                                         (76)       (111)
------------------------------------------------------------------------------
NET UNREALIZED GAINS ON SECURITIES AVAILABLE-FOR-SALE       $ 141       $ 290
==============================================================================

5.       DEFERRED ACQUISITION COSTS

         The components of the change in DAC were as follows:


FOR THE YEARS ENDED DECEMBER 31
($ millions)                                         2001          2000
-----------------------------------------------------------------------
Balance, January 1                                $ 2,066       $ 1,631
Capitalization                                        538           590
Amortization                                         (277)         (180)
Effect of net unrealized gains on securities
       available-for-sale                             (25)           25
=======================================================================
BALANCE, DECEMBER 31                              $ 2,302       $ 2,066
=======================================================================

6.       INCOME TAXES

         The components of income tax (benefit) expense were as follows:


FOR THE YEARS ENDED DECEMBER 31
($ millions)                          2001        2000       1999
-----------------------------------------------------------------
Current (benefit) expense            $ (64)      $  56      $ (17)

Deferred expense                        60          34        194
-----------------------------------------------------------------
TOTAL (BENEFIT) EXPENSE              $  (4)      $  90      $ 177
=================================================================

         Income before federal income taxes differs from taxable income principally due to tax-exempt investment income; dividends received tax deductions, differences in the treatment of policy acquisition costs, and differences in reserves for policy and contract liabilities for tax and financial reporting purposes.

         The Company's deferred income tax asset (liability), which results from tax affecting the differences between financial statement values and tax values of assets and liabilities at each balance sheet date, relates to the following:

FOR THE YEARS ENDED DECEMBER 31
($ millions)                                                2001      2000      1999
------------------------------------------------------------------------------------
DEFERRED TAX ASSETS:

     Differences in computing policy reserves               $682      $630      $635

     Investments                                               1        --        --

     Policyholder dividends payable                           13        11         9

     Net capital loss                                         --         6        --

     Net operating loss                                       87        41        --

     Other deferred tax assets                                37        19        --
------------------------------------------------------------------------------------
Deferred tax assets                                         $820      $707      $644
------------------------------------------------------------------------------------
DEFERRED TAX LIABILITIES:

     Deferred acquisition costs                             $412      $340      $244

     Unrealized gains on securities available-for-sale       163       140       189

     Premiums receivable                                      16        13        14

     Investments                                             112        47        14

     Other deferred tax liabilities                           38        42        32
------------------------------------------------------------------------------------
Deferred tax liabilities                                    $741      $582      $493
------------------------------------------------------------------------------------
NET DEFERRED TAX ASSETS                                     $ 79      $125      $151
====================================================================================

         The Company files a consolidated federal income tax return for all its subsidiaries except for The Manufacturers Life Insurance Company of North America ("MNA") and The Manufacturers Life Insurance Company of New York ("MNY"). MNA and MNY file a separate consolidated federal income tax return. ManUSA and its subsidiaries file separate state income tax returns. The method of allocation among the companies is subject to a written tax sharing agreement under which the tax liability is allocated to each member on a pro rata basis based on the relationship that the member's tax liability (computed on a separate return basis) bears to the tax liability of the consolidated group. The tax charge to each of the respective companies will not be more than that which each company would have paid on a separate return basis. Settlements of taxes are made through an increase or reduction to the payable to parent, subsidiaries or affiliates. Such settlements occur on a periodic basis.

         At December 31, 2001, the Company has operating loss carry forwards of $249 that will begin to expire in 2011.

7.       NOTE PAYABLE

         On December 29, 1997, the Company issued a surplus debenture for $200 plus interest at 7.93% per annum to MIC. The surplus debenture matures on February 1, 2022. Except in the event of insolvency or wind-up of the Company, the instrument may not be redeemed by the Company during the period of five years from date of issue without the approval of the Office of the Superintendent of Financial Institutions of Canada. Interest accrued and expensed was $16 for each of 2001, 2000, and 1999. Interest paid was $16, $9, and $16 for 2001, 2000, and 1999, respectively.
8.       CAPITAL AND SURPLUS

         Capital Stock is comprised of the following:


AS AT DECEMBER 31
($ millions)                                           2001      2000
---------------------------------------------------------------------
AUTHORIZED:
     50,000,000 Preferred shares, Par value $1.00        --        --
     50,000,000 Common shares, Par value $1.00
---------------------------------------------------------------------
ISSUED AND OUTSTANDING:
     100,000 Preferred shares
     4,728,934 Common shares (2000 - 4,711,772 )          5         5
=====================================================================

         Pursuant to an agreement dated December 31, 2000, ManUSA purchased from MRL-LLC all of MRL-LLC's 21.6% interest in MWLH. In exchange, ManUSA transferred 167,268 of its common shares to MRL-LLC and forgave a promissory note owed by MRL-LLC amounting to $52 plus accrued interest. The result was a $22 addition to the Company's contributed surplus. As well, the agreement permitted the use of estimates in determining the value of shares exchanged until a final valuation of the respective companies was performed. This valuation was completed in 2001 resulting in an additional 17,162 shares transferred from ManUSA to MRL-LLC. There was no addition to the Company's contributed surplus.

         ManUSA and its life insurance subsidiaries are subject to statutory limitations on the payment of dividends. Dividend payments in excess of prescribed limits cannot be paid without the prior approval of U.S. insurance regulatory authorities.

         Net income (loss) and capital and surplus, as determined in accordance with statutory accounting principles for ManUSA and its life insurance subsidiaries were as follows:

FOR THE YEARS ENDED DECEMBER 31
($ millions)                                                       2001          2000          1999
---------------------------------------------------------------------------------------------------
THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.):
   Net income                                                   $    55       $   200       $   132
   Net capital and surplus                                        1,280         1,384         1,560
THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA:
   Net loss                                                     $  (117)      $   (59)      $    (3)
   Net capital and surplus                                          212           152           171
THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA:
   Net (loss) income                                            $   (20)      $   (19)      $     6
   Net capital and surplus                                          100           120           137
THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK:
   Net (loss) income                                            $   (26)      $    (3)      $     1
   Net capital and surplus                                           34            61            64
===================================================================================================

         In March 1998, the National Association of Insurance Commissioners adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification changes prescribed statutory accounting practices and results in changes to the accounting practices that the Company's life insurance subsidiaries use to prepare their statutory-basis financial statements. The states of domicile of these subsidiaries adopted Codification as the prescribed basis of accounting on which insurers must report their statutory-basis results. The cumulative effect of changes in accounting principles adopted to conform to the requirements of Codification was reported as an increase to surplus in the statutory-basis financial statement of the respective life insurance subsidiaries. In total, statutory-basis surplus of the life insurance entities within the Company increased by $175.

         As a result of demutualization of MLI, an indirect parent, there are regulatory restrictions on the amounts of profit that can be transferred to shareholders. These restrictions generally take the form of a fixed percentage of the policyholder dividends. The transfers are governed by the terms of MLI's Plan of Demutualization.

9.       EMPLOYEE BENEFITS

    a)   EMPLOYEE RETIREMENT PLAN

         The Company sponsors a non-contributory pension plan entitled "The Manulife Financial U.S. Cash Balance Plan" ("the Plan"). Pension benefits are provided to participants of the Plan after three years of vesting service with the Company and are a function of the length of service together with final average earnings. The normal form of payment under the Plan is a life annuity, payable at the normal retirement age of 65, and is actuarially equivalent to the cash balance account. Various optional forms of payment are available including a lump sum. Early retirement benefits are actuarially equivalent to the cash balance account, but are subsidized for participants who were age 45 with 5 or more years vesting service with the Company as at July 1, 1998 and who terminate employment after attaining age 50 and have completed 10 years of service.

         Cash balance accounts are credited annually with contribution credits and semi-annually with interest credits. Future contribution credits under the Plan vary based on service. Interest credits are a function of the 1-year U.S. Treasury Bond rate plus 0.50%, but no less than 5.25% per year.

         Actuarial valuation of accumulated plan benefits are based on projected salaries, an assumed discount rate, and best estimates of investment yields on plan assets, mortality of participants, employee termination, and ages at retirement. Pension costs that relate to current service are funded as they accrue and are charged to earnings of the Company in the current period. Vested benefits are fully funded. Experience gains and losses are amortized into income of the Company over the estimated average remaining service lives of the participants. No contributions were made during the current or prior year because the Plan was subject to the full funding limitation under the Internal Revenue Code.

         The Company also sponsors an unfunded supplemental cash balance plan entitled "The Manulife Financial U.S. Supplemental Cash Balance Plan" ("the Supplemental Plan"). This non-qualified plan provides defined pension benefits in excess of limits imposed by law. The Internal Revenue Code does not restrict compensation nor does it limit benefits. Benefits under the Supplemental Plan are provided to participants who terminate after three years of service. The default form of payment under this plan is a lump sum, although participants may elect to receive payment in the form of an annuity provided that such an election is made within the time period prescribed in the Supplemental Plan. If an annuity form of payment is elected, the amount payable is equal to the actuarial equivalent of the participant's balance under the Supplemental Plan, using the factors and assumptions for determining immediate annuity amounts applicable to the participant under the Plan.

         Cash balance contribution credits vary by service, and interest credits are a function of the 1-year U.S. Treasury Bond rate plus 0.50%, but no less than 5.25% per year. The annual contribution credits are made in respect of the participant's compensation that is in excess of the limit in the Internal Revenue Code. Together, these contributions serve to restore to the participant the benefit that he / she would have been entitled to under the Plan's benefit formula but for the limitation in Internal Revenue Code.

         At December 31, 2001, the projected benefit obligation to the participants of both the Plan and the Supplemental Plan was $78, which was based on an assumed interest rate of 7.25%. The fair value of the Plan assets totaled $72.

      b) 401(k) PLAN

         The Company sponsors a defined contribution 401(k) Savings Plan which is subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA). The Company contributed $1 for each of 2001, 2000, and 1999, respectively.

    c)   DEFERRED COMPENSATION PLAN

         The Company has deferred compensation incentive plans open to all branch managers and qualified agents. There are no stock option plans involving stock of ManUSA.

    d)   POSTRETIREMENT BENEFIT PLAN

         In addition to the retirement plans, the Company sponsors a postretirement benefit plan that provides retiree medical and life insurance benefits to those who have attained age 50 and have 10 or more years of service with the Company. This plan provides medical coverage for retirees and spouses under age 65. When the retirees or the covered spouses reach age 65, Medicare provides primary coverage and this plan provides secondary coverage. This plan is contributory with the amount of contribution based on the service of the employees as at the time of retirement. This plan provides the retiree with a life insurance benefit of 100% of the salary just prior to retirement. The amount is reduced to 65% on the first of January following retirement, and is further reduced to 30% at age 70.

         The Company accounts for its retiree benefit plan using the accrual method. At December 31, 2001, the benefit obligation of the postretirement benefit plan was $21, which was based on an assumed interest rate of 7.25%. This plan is unfunded.

    e) FINANCIAL INFORMATION REGARDING THE EMPLOYEE RETIREMENT PLAN AND THE POSTRETIREMENT BENEFIT PLAN

         Information applicable to the Employee Retirement Plan and the Postretirement Benefit Plan as estimated by a consulting actuary for the December 31 year-end is as follows:

                                                                          EMPLOYEE            POSTRETIREMENT
                                                                         RETIREMENT              BENEFIT
AS OF DECEMBER 31                                                           PLAN                   PLAN
                                                                       -------------------------------------
(in millions)                                                          2001       2000       2001       2000
------------------------------------------------------------------------------------------------------------
CHANGE IN BENEFIT OBLIGATION
Benefit obligation at beginning of year                                $(74)      $(68)      $(18)      $(17)
Service cost                                                             (3)        (2)        (1)        (1)
Interest cost                                                            (5)        (5)        (1)        (1)
Amendments                                                               --         (1)        --         --
Actuarial gain (loss)                                                    (1)        (3)        (1)        --
Benefits paid                                                             5          5          1          1
------------------------------------------------------------------------------------------------------------
Benefits obligation at end of year                                     $(78)      $(74)      $(20)      $(18)
------------------------------------------------------------------------------------------------------------
CHANGE IN PLAN ASSETS
Fair value of plan assets at beginning of year                         $ 81       $ 87       $ --       $ --
Actual return on plan assets                                             (6)        (2)        --         --
Employer contribution                                                     2          1          1          1
Benefits paid                                                            (5)        (5)        (1)        (1)
------------------------------------------------------------------------------------------------------------
Fair value of plan assets at end of year                               $ 72       $ 81       $ --       $ --
------------------------------------------------------------------------------------------------------------

Funded status                                                          $ (6)      $  7       $(21)      $(18)
Unrecognized transition asset                                            (6)        (9)        --         --
Unrecognized actuarial loss (gain)                                       30         16        (12)       (15)
Unrecognized prior service cost (recovery)                                3          3         --         --
------------------------------------------------------------------------------------------------------------
Net amount recognized                                                  $ 21       $ 17       $(33)      $(33)
------------------------------------------------------------------------------------------------------------

Amounts recognized in statement of financial position consist of:
   Prepaid benefit cost                                                $ 38       $ 34       $ --       $ --
   Accrued benefit liability                                            (22)       (21)       (33)       (33)
   Intangible asset                                                       1          1         --         --
   Accumulated other comprehensive income                                 4          4         --         --
------------------------------------------------------------------------------------------------------------
Net amount recognized                                                  $ 21       $ 18       $(33)      $(33)
------------------------------------------------------------------------------------------------------------

                                            EMPLOYEE                 POSTRETIREMENT
                                           RETIREMENT                    BENEFIT
                                              PLAN                        PLAN
                                       ----------------------------------------------
AS OF DECEMBER 31                      2001          2000          2001          2000
-------------------------------------------------------------------------------------
WEIGHTED AVERAGE ASSUMPTIONS
Discount rate                          7.25%         7.25%         7.25%         7.25%
Expected return on plan assets         9.00%         8.50%          n/a           n/a
Rate of compensation increase          5.00%         5.00%         5.00%         5.00%

         On December 31, 2001, the accrued postretirement benefit cost was $21. The postretirement benefit obligation for eligible active employees was $3. The amount of the postretirement benefit obligation for ineligible active employees was $6. For measurement purposes as of December 31, 2001, a 7.5% and 9.5% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2002 for pre-65 and post-65 coverages, respectively. These rates were assumed to decrease gradually to 5.0% in 2007 and 2011, respectively, and remain at that level thereafter.

                                                     EMPLOYEE         POSTRETIREMENT
                                                    RETIREMENT           BENEFIT
                                                       PLAN               PLAN
AS OF DECEMBER 31                                 ----------------------------------
(in millions)                                     2001      2000      2001      2000
------------------------------------------------------------------------------------
COMPONENTS OF NET PERIODIC (BENEFIT) COST FOR
   PLAN SPONSOR
Service cost                                       $ 3       $ 2       $ 1       $ 1
Interest cost                                        5         5         1         1
Expected return on plan assets                      (7)       (7)       --        --
Amortization of net transition obligation           (2)       (2)       --        --
Recognized actuarial loss (gain)                    --        --        (1)       (1)
------------------------------------------------------------------------------------
NET PERIODIC (BENEFIT) COST                        $(1)      $(2)      $ 1       $ 1
====================================================================================

         The projected benefit obligation in excess of plan assets, the accumulated benefit obligation in excess of plan assets, and the fair value of plan assets for the Supplemental Plan were $23, $22, and $0 respectively as of December 31, 2001 and $22, $21, and $0 respectively as of December 31, 2000.

         Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage-point change in assumed health care cost trend rates would have the following effects on 2001 values:


                                                   1-PERCENTAGE-POINT    1-PERCENTAGE-POINT
(in millions)                                           INCREASE              DECREASE
-------------------------------------------------------------------------------------------
Effect on total of service and interest cost
components                                               $   --                $   --
Effect on postretirement benefit obligation              $    3                $   (2)
-------------------------------------------------------------------------------------------

10.      DERIVATIVE FINANCIAL INSTRUMENTS

         The Company uses a variety of off-balance sheet derivative financial instruments as part of its efforts to manage exposures to foreign currency, interest rate, and other market risks arising from its on-balance sheet financial instruments. These instruments include interest rate exchange agreements, cross currency swaps, and foreign currency forward contracts.

         The Company enters into interest rate exchange agreements to reduce and manage interest rate risk associated with outstanding non-U.S. dollar denominated debt. These instruments are regarded as fair value hedges.

         The Company uses cross currency swaps to reduce both foreign exchange and interest rate risk and to alter exposures arising from mismatches between assets and liabilities. Since the interest payments are in different currencies, there are no netting arrangements between counter-parties. These instruments are regarded as fair value hedges.

         The Company uses foreign currency forward contracts to hedge some of the foreign exchange risk, as it generates revenue and holds assets in U.S. dollars, but incurs a significant portion of its maintenance and acquisition expenses in Canadian dollars. A foreign currency forward contract obligates the Company to deliver a specified amount of currency on a future date at a specified exchange rate. The value of the foreign exchange forward contracts at any given point fluctuates according to the underlying level of exchange rate and interest rate differentials. These instruments are regarded as cash flow hedges.

         These instruments are designated and effective as hedges, as there is a high correlation between changes in market value of the derivative and the underlying hedged item at inception and over the life of the hedge.

         The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform according to the terms of the contract. That exposure includes settlement risk (i.e., the risk that the counterparty defaults after the Company has delivered funds or securities under terms of the contract) that would result in a loss and replacement cost risk (i.e. the cost to replace the contract at current market rates should the counterparty default prior to the settlement date). To limit exposure associated with counterparty nonperformance on interest rate exchange agreements, the Company enters into master netting agreements with its counterparties.

         Outstanding derivative instruments with off-balance sheet risks are as follows:


                                     NOTIONAL OR CONTRACT
                                            AMOUNTS              CARRYING VALUE             FAIR VALUE
AS AT DECEMBER 31                           -------              --------------             ----------
($ millions)                           2001        2000        2001         2000         2001         2000
-----------------------------------------------------------------------------------------------------------
Interest rate & currency swaps &
floors                                $1,098      $1,008      $    2       $    5       $    2       $    5

Interest rate option written              22          22          (1)          --           (1)          --

Equity Contracts                          37          68          --           (1)          --           (1)

Currency forwards                        851       1,125         (10)           5          (10)           5
-----------------------------------------------------------------------------------------------------------
TOTAL DERIVATIVES                     $2,008      $2,223      $   (9)      $    9       $   (9)      $    9
===========================================================================================================

         Fair value of off-balance sheet derivative financial instruments reflect the estimated amounts that the Company would receive or pay to terminate the contract at the balance sheet date, including the current unrealized gains (losses) on the instruments. Fair values of the agreements were based on estimates obtained from the individual counter parties.

11.      FAIR VALUE OF FINANCIAL INSTRUMENTS

         The carrying values and the estimated fair values of the Company's financial instruments at December 31, 2001 were as follows:



($ millions)                                  CARRYING VALUE    FAIR VALUE
--------------------------------------------------------------------------
ASSETS:
   Fixed-maturity and equity securities          $10,953          $10,953
   Mortgage loans                                  1,675            1,783
   Policy loans                                    2,226            2,226
   Separate account assets                        30,217           30,217

LIABILITIES:
   Insurance investment contracts                $ 1,699          $ 1,698
   Derivative financial instruments                    9                9
   Separate account liabilities                   30,217           30,217
--------------------------------------------------------------------------


         The following methods and assumptions were used to estimate the fair values of the above financial instruments:

         FIXED-MATURITY AND EQUITY SECURITIES: Fair values of fixed-maturity and equity securities were based on quoted market prices where available. Where no quoted market price was available, fair values were estimated using values obtained from independent pricing services or, in the case of private placements, by discounting expected future cash flows using a current market rate applicable to yield, credit quality, and average life of the investments.

         MORTGAGE LOANS: Fair value of mortgage loans was estimated using discounted cash flows and took into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

         POLICY LOANS:  Carrying values approximate fair values.

         DERIVATIVE FINANCIAL INSTRUMENTS: Fair values of derivative financial instruments were based on estimates obtained from the individual counterparties.

         INSURANCE INVESTMENT CONTRACTS: Fair value of insurance investment contracts, which do not subject the Company to significant mortality or morbidity risks, was estimated using cash flows discounted at market rates.

         SEPARATE ACCOUNT ASSETS AND LIABILITIES: The carrying amounts in the balance sheet for separate account assets and liabilities approximate their fair value. Fair value was determined by applying the above outlined methodology to the relevant assets underlying the respective separate accounts.

12.      RELATED PARTY TRANSACTIONS

         The Company has formal service agreements with MFC, which can be terminated by either party upon two months notice. Under the various agreements, the Company will pay direct operating expenses incurred by MFC on behalf of the Company. Services provided under the agreements include legal, actuarial, investment, data processing, accounting and certain other administrative services. Costs incurred under the agreements were $216 in 2001. Prior to 2001, the agreements were with MLI. Costs incurred under these agreements were $243 and $194 for 2000 and 1999, respectively.

         MFC also provides a claims paying guarantee to certain U.S. policyholders.

         On September 23, 1997, the Company entered into a reinsurance agreement with Manulife Reinsurance Limited ("MRL"), an affiliated life insurance company domiciled in Bermuda, to reinsure a closed block of participating life insurance business. As there was limited transfer of mortality risk between the Company and MRL, the agreement was classified as financial reinsurance and given deposit-type accounting treatment. Title to the assets supporting this block of business was transferred to MRL under the terms of the agreement. Included in amounts due from affiliates is $506 (2000 - $568) representing the receivable from MRL for the transferred assets.

         The Company loaned $20 to MRL pursuant to a promissory note dated September 29, 2000. The loan is due on September 29, 2005 with interest calculated at 7.30% per annum, payable quarterly starting December 15, 2000.

         Pursuant to a promissory note dated June 12, 2000, the Company loaned $7 to MRL. Principal and accrued interest are payable on June 12, 2003. Interest on the loan calculated at 7.65% is payable semi-annually starting August 1, 2000.

         Pursuant to a grid promissory note and a credit agreement dated December 19, 2000, the Company received a loan of $250 ($375 Canadian) from an affiliate, Manulife Hungary Holdings KFT ("MHH"). The maturity date with respect to any advances is set at 365 days after the date of the advancement. Interest on the loan is calculated at the fluctuating rate to be equivalent to LIBOR plus 25 basis points and is payable quarterly starting March 28, 2001. The loan has been renewed until December 19, 2002. On August 7, 2001, the Company repaid $100 ($150 Canadian) of this loan.

         Pursuant to a grid promissory note and a credit agreement dated August 7, 2001, MNA received a loan of $100 ($150 Canadian) from MHH. The maturity date with respect to any advances is set at 365 days after the date of the advancement. Interest on the loan is calculated at the fluctuating rate to be equivalent to LIBOR plus 32.5 basis points and is payable quarterly starting December 28, 2001.

         Pursuant to a grid promissory note dated May 11, 2001, the Company loaned $20 to MRL. Principal and accrued interest are payable on May 11, 2006. Interest on the load is calculated at an annual rate of interest equal to LIBOR plus 60 basis points annually starting June 15, 2001.

13.      REINSURANCE

         In the normal course of business, the Company assumes and cedes reinsurance as a party to several reinsurance treaties with major unrelated insurance companies. The Company remains liable for amounts ceded in the event that reinsurers do not meet their obligations.

         The effects of reinsurance on premiums with unrelated insurance companies were as follows:

FOR THE YEARS ENDED DECEMBER 31
($ millions)                          2001        2000        1999
------------------------------------------------------------------
Direct premiums                      $ 969       $ 963       $ 976

Reinsurance assumed                     14          14          12

Reinsurance ceded                     (189)       (163)       (107)
------------------------------------------------------------------
TOTAL PREMIUMS                       $ 794       $ 814       $ 881
------------------------------------------------------------------

         Reinsurance recoveries on ceded reinsurance contracts were $204, $187, and $33 during 2001, 2000 and 1999, respectively.

14.      CONTINGENCIES & COMMITMENTS

         The Company and its subsidiaries are subject to legal actions arising in the ordinary course of business. These legal actions are not expected to have a material adverse effect on the consolidated financial position of the Company.

         During the year, the Company entered into an office ground lease agreement, which expires on September 20, 2096. The terms of the lease provide for adjustments in future periods with the minimum aggregate rental commitments for the next five years as follows: $0 for 2002 and 2003, and $2 for 2004 and thereafter. There was no other material operating leases in existence as at the end of 2001.

15.      SUBSEQUENT EVENT

         Effective on January 1, 2002, all of the operations of MRC and all of the operations of MNA were merged with and into the operations of ManUSA. On the same day, all of the inforce operations of MLA were transferred to the Company by way of an assumption reinsurance agreement and dividend declarations. As a result of this reorganization, products previously sold and administered under the name of MRC, MNA, and MLA are now offered and administered under the name of ManUSA. Under the new organizational structure, surplus of the Company would increase by approximately $369.

         Also on January 1, 2002, the operations of Manulife-Wood Logan Holding Co., Inc., Manulife Wood Logan, Inc., and Manulife Holding Corporation, all subsidiaries of ManUSA, were liquidated into the Company.

                                     Part II

                                Other Information

                           PART II. OTHER INFORMATION

Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

         The Manufacturers Life Insurance Company (U.S.A.) hereby represents that the fees and charges deducted under the policies issued pursuant to this registration statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

CONTENTS OF REGISTRATION STATEMENT
This registration statement comprises the following papers and documents:

The facing sheet;
Cross-Reference Sheet;
The Prospectus, consisting of 192 pages;
Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940 The signatures; Written consents of the following persons:


         A. Ernst & Young LLP - FILED HEREWITH
         B. Opinion and Consent of Actuary - FILED HEREWITH
         C. Opinion and Consent of James D. Gallagher, Attorney - Incorporated by reference to Exhibit 2(a) to the SPVL Registration Statement.


The following exhibits are filed as part of this Registration Statement:

1. Copies of all exhibits required by paragraph A of the instructions as to exhibits in Form N-8B-2 are set forth below under designations based on such instructions:

         A(1) Resolutions of Board of Directors of The Manufacturers Life Insurance Company (U.S.A.) establishing Separate Account A - Incorporated by reference to Exhibit A(1) to the pre-effective amendment no. 1 to this registration statement on Form S-6, file number 333- 71136, filed January 2, 2002.

         A(3)(a)(i)     Form of Distribution Agreement. Incorporated by
                        reference to Exhibit A(3)(a)(i) to the registration statement on Form S-6, file number 333-66303 filed
                        October 29, 1998 (the "SVUL Registration Statement").

         A(3)(a)(ii)    Form of Amendment to Distribution Agreement.
                        Incorporated by reference to Exhibit A(3)(a)(ii) to the SVUL Registration Statement.

         A(3)(a)(iii)   Form of Amendment to Distribution Agreement.
                        Incorporated by reference to Exhibit A(3)(a)(iii) to the SVUL Registration Statement.

         A(3)(b)(i)     Form of broker-dealer agreement. Incorporated by
                        Reference to Exhibit A(3)(B)(i) to the registration statement on Form S-6, file number 333-71136 filed
                        October 5, 2001 (the "SPVL Registration Statement").

         A(5)(a)        Form of Flexible Premium Variable Life Insurance Policy
                        - Incorporated by reference to Exhibit A(5)(a) to the registration statement on Form S-6, file number 333-82449 filed July 8, 1999.

         A(6)(a) Restated Articles of Redomestication of The Manufacturers Life Insurance Company (U.S.A.) - Incorporated by reference to Exhibit A(6) to the registration statement filed July 20, 2000 (File No. 333-41814) (the "Initial Registration Statement")

         A(6)(b) By-Laws of The Manufacturers Life Insurance Company (U.S.A.) - Incorporated by reference to Exhibit A(6)(b) to the Initial Registration Statement.

         A(8)(a)(i)     Form of Service Agreement between The Manufacturers Life
                        Insurance Company and The Manufacturers Life Insurance
                        Company of America dated June 1, 1988. Incorporated by reference to Exhibit A(8)(a)(i) to pre-effective amendment no. 1 to the registration statement on Form
                        S-6, file number 333-51293 filed August 28, 1998.

         A(8)(a)(ii)    Form of Amendment to Service Agreement between The
                        Manufacturers Life Insurance Company and The
                        Manufacturers Life Insurance Company of America dated
                        December 31, 1992. Incorporated by reference to Exhibit
                        A(8)(a)(ii) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number
                        333-51293 filed August 28, 1998.

         A(8)(a)(iii)   Form of Amendment to Service Agreement between The
                        Manufacturers Life Insurance Company and The
                        Manufacturers Life Insurance Company of America dated
                        May 31, 1993. Incorporated by reference to Exhibit
                        A(8)(a)(iii) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number
                        333-51293 filed August 28, 1998.

         A(8)(a)(iv)    Form of Amendment to Service Agreement between The
                        Manufacturers Life Insurance Company and The
                        Manufacturers Life Insurance Company of America dated
                        June 30, 1993. Incorporated by reference to Exhibit
                        A(8)(a)(iv) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number
                        333-51293 filed August 28, 1998.

         A(8)(a)(v)     Form of Amendment to Service Agreement between The
                        Manufacturers Life Insurance Company and The
                        Manufacturers Life Insurance Company of America dated
                        December 31, 1996. Incorporated by reference to Exhibit
                        A(8)(a)(v) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number
                        333-51293 filed August 28, 1998.

         A(8)(a)(vi)    Form of Amendment to Service Agreement between The
                        Manufacturers Life Insurance Company and The
                        Manufacturers Life Insurance Company of America dated
                        May 31, 1998. Incorporated by reference to Exhibit
                        A(8)(a)(vi) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number
                        333-51293 filed August 28, 1998.

         A(8)(a)(vii)   Form of Amendment to Service Agreement between The
                        Manufacturers Life Insurance Company and The
                        Manufacturers Life Insurance Company of America dated
                        December 31, 1998. Incorporated by reference to Exhibit
                        A(8)(a)(vii) to post-effective amendment No. 11 to the registration statement on Form N-4, file number 33-57018 filed March 1, 1999.

         A(8)(b) Form of Stoploss Reinsurance Agreement. Incorporated by reference to Exhibit A(8)(b) to the SVUL Registration Statement. . A(8)(c)(i) Form of Service Agreement. Incorporated by reference to Exhibit A(8)(c)(i) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.

         A(8)(c)(ii)    Form of Amendment to Service Agreement. Incorporated by
                        reference to Exhibit A(8)(c)(ii) to pre-effective amendment no. 1 to the registration statement on Form
                        S-6, file number 333-51293 filed August 28, 1998.

         A(8)(c)(iii)   Form of Agreement between Manulife Financial Services,
                        LLC and Manulife Wood Logan. Incorporated by reference to Exhibit A(8)(c)(iii) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number
                        333-82449 filed September, 1999.

         A(10)(a)(i)    Form of Application for Flexible Premium Variable Life
                        Insurance Policy. Incorporated by reference to Exhibit
                        A(10) to post effective amendment no. 7 to the registration statement on Form S-6, file number
                        33-52310, filed April 26, 1996.

         A(10)(b) Form of Application Supplement for Flexible Premium Variable Life Insurance Policy. Incorporated by reference to Exhibit A(10)(a) to post effective amendment no. 9 to the registration statement on Form S-6, file number 33-52310, filed December 23, 1996.

         A(10)(c) Form of Assumption Reinsurance Agreement with The Manufacturers Life Insurance Company (U.S.A.) and The Manufacturers Life Insurance Company of America. Incorporated by reference to exhibit A(10)(c) to the SPVL Registration Statement.

2.  Consents of the following:


          A. Opinion and consent of James D. Gallagher, Esq., Secretary and General Counsel of The Manufacturers Life Insurance Company (U.S.A.) - Incorporated by reference to Exhibit 2(a) to the SPVL Registration Statement.

          B. Opinion and consent of Naveed Irshad, Pricing Actuary, of The Manufacturers Life Insurance Company (U.S.A.) - FILED HEREWITH
          C. Consent of Ernst & Young LLP (Philadelphia, Pennsylvania) - FILED HEREWITH

3. No financial statements are omitted from the prospectus pursuant to instruction 1(b) or (c) of Part I.

4. Not applicable.

6. Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the Policies. Incorporated by reference to Exhibit (6) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-82449 filed September 22, 1999.

7. Powers of Attorney

                (i) (Robert A. Cook, John DesPrez III, Geoffrey Guy, James O'Malley, Joseph J. Pietroski, Rex Schlaybaugh) incorporated by reference to exhibit 7 to initial registration statement on Form S-6, file number 333-41814 filed July 20, 2000 on behalf of The Manufacturers Life Insurance Company (U.S.A.)
                (ii) Powers of Attorney (John Ostler). Incorporated by reference to exhibit 7 to the SPVL Registration Statement.
                (iii) Powers of Attorney (Jim Boyle, John Lyon). Incorporated by reference to exhibit 7 to the SPVL Registration Statement.
                (iv)    Power of Attorney (Steven Mannik) - FILED HEREWITH

8. Undertakings

Article XII of the Restated Articles of Redomestication of The Manufacturers Life Insurance Company (U.S.A.) provides as follows:

No director of this Corporation shall be personally liable to the Corporation or its shareholders or policyholders for monetary damages for breach of the director's fiduciary duty, provided that the foregoing shall not eliminate or limit the liability of a director for any of the following:

i) a breach of the director's duty or loyalty to the Corporation or its shareholders or policyholders;

ii) acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law;

iii) a violation of Sections 5036, 5276 or 5280 of the Michigan Insurance Code, being MCLA 500.5036, 500.5276 and 500.5280;

iv) a transaction from which the director derived an improper personal benefit; or

v) an act or omission occurring on or before the date of filing of these Articles of Incorporation.

If the Michigan Insurance Code is hereafter amended to authorize the further elimination or limitation of the liability of directors. then the liability of a director of the Corporation, in addition to the limitation on personal liability contained herein, shall be eliminated or limited to the fullest extent permitted by the Michigan Insurance Code as so amended. No amendment or repeal of this
Article XII shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to the effective date of any such amendment or repeal.

Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the Registrant and the Depositor certify that they meet all the requirements for effectiveness of this post-effective amendment to the Registration Statement pursuant to Securities Act of 1933 Rule 485(b) and have caused this post-effective amendment to the Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, on this 25th day of April, 2002.


SEPARATE ACCOUNT A OF
THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
(Registrant)

By: THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
     (Depositor)


By: /s/ John D. DesPrez III
    --------------------------------
    John D. DesPrez III
    President

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)


By: /s/ John D. DesPrez III
    --------------------------------
    John D. DesPrez III
    President

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated on this 25th day of April, 2002.



Signature                                       Title
---------                                       -----

/s/ John D. DesPrez III                         Chairman and President
-------------------------
John D. DesPrez  III                            (Principal Executive Officer)



*                                               Executive Vice President and
-------------------------                       Chief Financial Officer
John Ostler



*                                               Director
-------------------------
James Boyle


*                                               Director
-------------------------
Robert A. Cook


*                                               Director
-------------------------
Geoffrey Guy


*                                               Director
-------------------------
John Lyon


                                                Director
-------------------------
Steven Mannik


*                                               Director
-------------------------
James O'Malley

*                                               Director
-------------------------
Rex Schlaybaugh, Jr.


* /s/ James D. Gallagher
-------------------------
JAMES D. GALLAGHER
Pursuant to Power of Attorney

                                  EXHIBIT INDEX


Item No.          Description




2(B) Opinion and consent of Naveed Irshad, Pricing Actuary, of The Manufacturers Life Insurance Company (U.S.A.)

2(C)              Consent of Ernst & Young LLP (Philadelphia, Pennsylvania)

                  Power of Attorney - Steven Mannik